Exhibit 10(f)

                                U.S. $600,000,000

================================================================================

                                CREDIT AGREEMENT,
                           dated as of April 23, 1999,

                                      among

                          BERGEN BRUNSWIG DRUG COMPANY,

                                       and

                          BERGEN BRUNSWIG CORPORATION,
                                as the Borrowers,

                         CERTAIN FINANCIAL INSTITUTIONS,
                                 as the Lenders,

             BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION,
                          as the Administrative Agent,
                             CHASE SECURITIES INC.,
                            as the Syndication Agent,

                                       and

                              WACHOVIA BANK, N.A.,
                           as the Documentation Agent


================================================================================


                     CO-LEAD ARRANGERS AND CO-BOOK MANAGERS:

                      NATIONSBANC MONTGOMERY SECURITIES LLC

                                       and

                              CHASE SECURITIES INC.

                                TABLE OF CONTENTS

                                                                       Page||

ARTICLE IDEFINITIONS AND INTERPRETATION..............................    1
         SECTION 1.1.      Defined Terms.............................    1
         SECTION 1.2.      Use of Defined Terms......................    2
         SECTION 1.3.      Interpretation............................    2
         SECTION 1.4.      Accounting and Financial Determinations...    3
         SECTION 1.5.      Conflict in Credit Documents..............    3
         SECTION 1.6.      Legal Representation of Parties...........    4

ARTICLE IICOMMITMENTS, BORROWING PROCEDURES AND NOTES................    4
         SECTION 2.1.      Commitments...............................    4
         SECTION 2.1.1.    Commitment of Each Lender.................    4
         SECTION 2.1.2.    Lenders Not Permitted or Required
                               To Make Contract Loans................    4
         SECTION 2.1.3.    Parent Appointed Attorney-in-Fact.........    4
         SECTION 2.2.      Reduction of Commitments..................    5
         SECTION 2.2.1.    Optional..................................    5
         SECTION 2.2.2.    Mandatory.................................    5
         SECTION 2.3.      Contract Borrowing Procedure..............    5
         SECTION 2.4.      Contract Continuation and
                               Conversion Elections; Contract
                               Loans Comprising Funding..............    6
         SECTION 2.5.      Swing Line................................    7
         SECTION 2.6.      Notes.....................................    9
         SECTION 2.6.1.    Contract Note.............................    9
         SECTION 2.6.2.    Bid Note..................................    9
         SECTION 2.6.3.    Swing Note................................    9
         SECTION 2.6.4.    Notations.................................   10
         SECTION 2.7.      Bid Procedure.............................   10
         SECTION 2.7.1.    Bid Requests..............................   10
         SECTION 2.7.2.    Bid Offers................................   11
         SECTION 2.7.3.    Acceptance by Borrowers of Bid Offers.....   12
         SECTION 2.7.4.    Acknowledgment of Bid Borrowings..........   13
         SECTION 2.7.5.    Bid Loan Funding..........................   14
         SECTION 2.8.      Extension of Commitment Termination Date..   14
         SECTION 2.9.      Joint and Several Liability...............   14
         SECTION 2.10.     Borrower Waivers..........................   15

ARTICLE IIIREPAYMENTS, PREPAYMENTS, INTEREST AND FEES................   16
         SECTION 3.1.      Repayments and Prepayments................   16
         SECTION 3.1.1.    Contract Loans............................   16
         SECTION 3.1.2.    Bid Loans.................................   17
         SECTION 3.2.      Interest Provisions.......................   17
         SECTION 3.2.1.    Contract Rates............................   17


Exhibit 10(f)                        - i -

         SECTION 3.2.2.    Post-Default Contract Rates...............   18
         SECTION 3.2.3.    Payment Dates.............................   18
         SECTION 3.2.4.    Bid Rates.................................   18
         SECTION 3.3.      Fees......................................   19
         SECTION 3.3.1.    Facility Fee..............................   19
         SECTION 3.3.2.    Other Fees................................   19
         SECTION 3.3.3.    Utilization Fee...........................   19

ARTICLE IVCERTAIN EURODOLLAR RATE AND OTHER PROVISIONS...............   19
         SECTION 4.1.      Eurodollar Rate Lending Unlawful..........   19
         SECTION 4.2.      Deposits Unavailable......................   20
         SECTION 4.3.      Increased Eurodollar Rate Loan
                               Costs, etc............................   20
         SECTION 4.4.      Funding Losses............................   20
         SECTION 4.5.      Increased Capital Costs...................   21
         SECTION 4.6.      Taxes.....................................   22
         SECTION 4.7.      Payments, Computations, etc...............   23
         SECTION 4.8.      Sharing of Payments.......................   24
         SECTION 4.9.      Setoff....................................   25
         SECTION 4.10.     Mitigation of Certain Costs;
                               Lender Replacement; etc...............   25
         SECTION 4.11.     Use of Proceeds...........................   26

ARTICLE VCONDITIONS TO EFFECTIVENESS AND BORROWING ..................   26
         SECTION 5.1.      Effectiveness and Initial Borrowing.......   26
         SECTION 5.1.1.    Agreement Counterparts, etc...............   26
         SECTION 5.1.2.    Resolutions, etc..........................   26
         SECTION 5.1.3.    Delivery of Notes.........................   27
         SECTION 5.1.4.    Effectiveness of Fourth Amendment
                               to Amended and Restated Credit
                               Agreement.............................   27
         SECTION 5.1.5.    Material Adverse Change...................   27
         SECTION 5.1.6.    Opinion of Counsel........................   27
         SECTION 5.1.7.    Closing Fees, Expenses, etc...............   27
         SECTION 5.2.      All Borrowings............................   27
         SECTION 5.2.1.    Compliance with Warranties, No Default,
                               etc...................................   27
         SECTION 5.3.      Borrowing Request.........................   28
         SECTION 5.4.      Satisfactory Legal Form...................   28

ARTICLE VIREPRESENTATIONS AND WARRANTIES.............................   28
         SECTION 6.1.      Organization, etc.........................   28
         SECTION 6.2.      Due Authorization, Non-Contravention,
                               etc...................................   29
         SECTION 6.3.      Government Approval, Regulation, etc......   29
         SECTION 6.4.      Validity, etc.............................   29
         SECTION 6.5.      Financial Information.....................   29

Exhibit 10(f)                        - ii -

         SECTION 6.6.      No Material Adverse Change................   30
         SECTION 6.7.      Litigation, Labor Controversies, etc......   30
         SECTION 6.8.      Subsidiaries..............................   30
         SECTION 6.9.      Compliance with Law.......................   30
         SECTION 6.10.     Ownership of Properties...................   31
         SECTION 6.11.     Taxes.....................................   31
         SECTION 6.12.     Pension and Welfare Plans.................   31
         SECTION 6.13.     Environmental Warranties..................   31
         SECTION 6.14.     Regulations U and X.......................   33
         SECTION 6.15.     Accuracy of Information...................   33
         SECTION 6.16.     Year 2000 Compliance......................   34

ARTICLE VIICOVENANTS.................................................   34
         SECTION 7.1.      Affirmative Covenants.....................   34
         SECTION 7.1.1.    Financial Information, Reports,
                               Notices, etc..........................   34
         SECTION 7.1.2.    Compliance with Laws, etc.................   36
         SECTION 7.1.3.    Maintenance of Properties.................   37
         SECTION 7.1.4.    Insurance.................................   37
         SECTION 7.1.5.    Books and Records.........................   37
         SECTION 7.1.6.    Environmental Covenant....................   38
         SECTION 7.1.7.    Year 2000 Compliance......................   38
         SECTION 7.1.8.    PharMerica Acquisition....................   38
         SECTION 7.1.9.    Borrowings to Repay PharMerica
                               Credit Agreement......................   39
         SECTION 7.1.10.   Subsidiary Guaranty.......................   39
         SECTION 7.2.      Negative Covenants........................   40
         SECTION 7.2.1.    Indebtedness..............................   40
         SECTION 7.2.2.    Liens.....................................   42
         SECTION 7.2.3.    Financial Condition.......................   42
         SECTION 7.2.4.    Consolidation, Merger, etc................   43
         SECTION 7.2.5.    Transactions with Affiliates..............   43
         SECTION 7.2.6.    Business Activities.......................   44
         SECTION 7.2.7.    Margin Stock..............................   44

ARTICLE VIIIEVENTS OF DEFAULT........................................   44
         SECTION 8.1.      Events of Default.........................   44
         SECTION 8.1.1.    Non-Payment of Obligations................   44
         SECTION 8.1.2.    Breach of Warranty........................   44
         SECTION 8.1.3.    Non-Performance of Certain Covenants and
                               Obligations...........................   45
         SECTION 8.1.4.    Non-Performance of Other Covenants and
                               Obligations...........................   45
         SECTION 8.1.5.    Default on Other Indebtedness.............   45
         SECTION 8.1.6.    Judgments.................................   45
         SECTION 8.1.7.    Pension Plans.............................   45
         SECTION 8.1.8.    Bankruptcy, Insolvency, etc...............   46

Exhibit 10(f)                       - iii -

         SECTION 8.1.9.    Change of Control.........................   47
         SECTION 8.1.10.   Credit Document Ceases to Bind............   47
         SECTION 8.2.      Action if Bankruptcy......................   47
         SECTION 8.3.      Action if Other Event of Default..........   47
         SECTION 8.4.      Enforcement...............................   47

ARTICLE IXTHE Administrative Agent...................................   48
         SECTION 9.1.      Actions  48
         SECTION 9.2.      Funding Reliance, etc.....................   49
         SECTION 9.3.      Exculpation...............................   49
         SECTION 9.4.      Successor.................................   50
         SECTION 9.5.      Loans by Administrative Agent.............   51
         SECTION 9.6.      Credit Decisions..........................   51
         SECTION 9.7.      Copies, etc...............................   51
         SECTION 9.8.      Syndication Agent; Documentation Agent....   51

ARTICLE XMISCELLANEOUS PROVISIONS....................................   52
         SECTION 10.1.     Waivers, Amendments, etc..................   52
         SECTION 10.2.     Notices...................................   53
         SECTION 10.3.     Payment of Costs and Expenses.............   53
         SECTION 10.4.     Indemnification...........................   54
         SECTION 10.5.     Survival..................................   55
         SECTION 10.6.     Severability..............................   55
         SECTION 10.7.     Headings..................................   55
         SECTION 10.8.     Execution in Counterparts.................   56
         SECTION 10.9.     Governing Law; Entire Agreement...........   56
         SECTION 10.10.    Successors and Assigns....................   56
         SECTION 10.11.    Sale and Transfer of Contract Loans and
                               Commitment; Participations in
                               Contract Loans........................   56
         SECTION 10.11.1.  Assignments...............................   56
         SECTION 10.11.2.  Participations............................   59
         SECTION 10.11.3.  Federal Reserve Bank Assignments..........   59
         SECTION 10.12.    Confidentiality...........................   60
         SECTION 10.13.    Other Transactions........................   61
         SECTION 10.14.    Forum Selection and Consent to
                               Jurisdiction..........................   61
         SECTION 10.15.    Waiver of Jury Trial......................   62
         SECTION 10.16.    Governmental Regulation...................   62


Exhibit 10(f)                        - iv -

||


SCHEDULES

SCHEDULE I      -     Defined Terms
SCHEDULE II     -     Disclosure Schedule
SCHEDULE III    -     Lenders, Commitments and Percentages


EXHIBITS

EXHIBIT A-1     -     Contract Note
EXHIBIT A-2     -     Bid Note
EXHIBIT A-3     -     Swing Note
EXHIBIT B-1     -     Bid Borrowing Request
EXHIBIT B-2     -     Bid Offer
EXHIBIT B-3     -     Bid Acknowledgment
EXHIBIT C-1     -     Contract Borrowing Request
EXHIBIT C-2     -     Contract Continuation/Conversion Notice
EXHIBIT D       -     Guaranty
EXHIBIT E       -     Matters for Opinion of Counsel to Parent and Bergen Drug
EXHIBIT F       -     Assignment Agreement
EXHIBIT G       -     Form of Joinder Agreement



Exhibit 10(f)                        - v -

                                CREDIT AGREEMENT


         THIS CREDIT AGREEMENT, dated as of April 23, 1999 (the "Effective Date"), among BERGEN BRUNSWIG DRUG COMPANY, a California corporation ("Bergen Drug"), BERGEN BRUNSWIG CORPORATION, a New Jersey corporation (the "Parent"; and collectively with Bergen Drug, the "Borrowers"), the various financial institutions  as are or may  become  parties  hereto  and  which  are  listed on
Schedule III hereof or which may hereafter become a party hereto (collectively, the "Lenders"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association ("Bank of America"), as administrative agent (in such capacity, the "Administrative Agent") for the Lenders , Chase Securities Inc., as the Syndication Agent (in such capacity, the "Syndication Agent") and Wachovia Bank, N.A., as the documentation agent (in such capacity, the "Documentation Agent"),

                              W I T N E S S E T H:

         WHEREAS, the Parent is engaged directly and through its various Subsidiaries in the distribution business; and

         WHEREAS, the Borrowers desire to obtain Commitments from the Lenders pursuant to which Contract Loans, in a maximum aggregate principal amount not to exceed $600,000,000, would be made to the Borrowers prior to the Commitment Termination Date; and

         WHEREAS, in addition to such Commitments, the Borrowers may from time to time request that one or more of the Lenders make Bid Loans to the Borrowers and desire to establish a procedure therefor; and

         WHEREAS,  the  Lenders  are  willing,  on the terms and  subject to the
conditions   hereinafter  set  forth  (including  Article  V),  to  extend  such
Commitments and make such Loans to the Borrowers; and

         WHEREAS, the proceeds of such Loans will be used for General Corporate Purposes of the Borrowers;

         NOW, THEREFORE, the parties hereto, intending legally to be bound hereby, agree as follows:


                                    ARTICLE I
                         DEFINITIONS AND INTERPRETATION

         SECTION I.1. Defined Terms. Certain capitalized terms (whether or not underscored) when used in this Agreement and the other Credit Documents, including its preamble and recitals, shall have the respective meanings assigned thereto in Schedule I.


Exhibit 10(f)                        Page 1

         SECTION I.2. Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Disclosure Schedule and in each Note, Borrowing Request, Contract Continuation/Conversion Notice, Credit Document, notice and other communication delivered from time to time in connection with this Agreement or any other Credit Document.

         SECTION I.3. Interpretation. In this Agreement and each other Credit Document, unless a clear contrary intention appears:

                  (a) the singular number includes the plural number and vice versa;

                  (b) reference to any Person includes such Person's predecessors, successors and assigns but, if applicable, only if such predecessors, successors and assigns are permitted by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually;

                  (c) reference to any gender includes each other gender;

                  (d) reference to any agreement (including this Agreement and the Schedules and Exhibits hereto), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof and reference to any promissory note includes any promissory note which is an extension or renewal thereof or a substitute or replacement therefor;

                  (e) reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision;

                  (f) reference to any Article, Section, Schedule or Exhibit means such Article or Section hereof or Schedule or Exhibit hereto;

                  (g) "hereunder", "hereof", "hereto" and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Article, Section or other provision hereof;

                  (h) "including" (and with correlative meaning "include") means including without limiting the generality of any description preceding such term;

                  (i)  "or" is not exclusive; and

Exhibit 10(f)                        Page 2

                  (j) relative to the determination of any period of time, "from" means "from and including", "to" means "to but excluding", and "through means "to and including".

         SECTION I.4. Accounting and Financial Determinations. Unless otherwise specified, all accounting terms used in this Agreement or in any other Credit Document shall be interpreted, all accounting determinations and computations hereunder or thereunder (including under Section 7.2.3) shall be made, and all financial statements required to be delivered hereunder or thereunder shall be prepared in accordance with GAAP as applied in the preparation of the financial statements referred to in Section 7.1.1; provided, that for purposes of determining compliance with Section 7.2, accounting terms shall be interpreted, and accounting determinations and computations shall be made, in accordance with GAAP as in effect from time to time; and provided, further, that if either (x) the Parent or any of its Subsidiaries shall change its method of accounting from a basis consistent with any prior financial statement thereof or (y) there is any change in GAAP after the date hereof, which in either such case the Administrative Agent determines affects the effectiveness of compliance with
Section 7.2, then the Borrowers, the Administrative Agent and the Lenders shall negotiate in good faith for a period of 30 days to reach agreement regarding changes to Section 7.2 which retain the effectiveness of compliance therewith, but if no such agreement is reached within such 30-day period accounting terms shall be interpreted, and accounting determinations and computations shall be made, under GAAP as in effect on the date hereof for purposes of determining compliance with Section 7.2.

         SECTION I.5. Conflict in Credit Documents. If there is any conflict between this Agreement and any other Credit Document, this Agreement and such other Credit Document shall be interpreted and construed, if possible, so as to avoid or minimize such conflict but, to the extent (and only to the extent) of such conflict, this Agreement shall prevail and control.

         SECTION I.6. Legal Representation of Parties. This Agreement and the other Credit Documents were negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this Agreement or any other Credit Document to be construed or interpreted against any party shall not apply to any construction or interpretation hereof or thereof.


                                   ARTICLE II
                   COMMITMENTS, BORROWING PROCEDURES AND NOTES

         SECTION II.1. Commitments. On the terms and subject to the conditions of this Agreement (including Article V), each Lender severally agrees to make Contract Loans pursuant to the Commitments described in this Section 2.1.


Exhibit 10(f)                        Page 3

         SECTION II.1.1. Commitment of Each Lender. On any Business Day occurring on or after the Effective Date and prior to the Commitment Termination Date, each Lender will make loans under this Agreement (relative to such Lender under this Section 2.1.1, and of any type, its "Contract Loans") to the Borrower equal to such Lender's Percentage of the aggregate amount of the Contract Borrowing of Contract Loans of the same type requested by the Borrowers to be made on such day. The commitment of each Lender described in this Section 2.1.1 is herein referred to as its "Commitment". On the terms and subject to the conditions hereof, the Borrower may from time to time before the Commitment Termination Date borrow, prepay and reborrow Contract Loans.

         SECTION II.1.2. Lenders Not Permitted or Required To Make Contract Loans. No Lender shall be required to make any Contract Loan if, after giving effect thereto, the then aggregate outstanding principal amount of all Contract Loans made by

                  (a) all Lenders would, when added to the then aggregate outstanding principal amount of all Bid Loans and Swing Loans, exceed the Total Commitment Amount, or

                  (b) such Lender would exceed its Percentage (after giving effect to all Contract Loans (whether or not made by any particular Lender) as if each Lender had made its Contract Loans in accordance with the terms hereof) of the then aggregate outstanding principal amount of all Contract Loans made by all Lenders.

         SECTION II.1.3. Parent Appointed Attorney-in-Fact. Each Borrower hereby irrevocably appoints the Parent as such Borrower's attorney-in-fact, with full authority in the place and stead of such Borrower and in the name of such Borrower or otherwise, from time to time, in the Parent's discretion, to take any of the following actions:

                  (a) to request Loans to be made on behalf of such Borrower and to execute and deliver Borrowing Requests on behalf of such Borrower;

                  (b) to deliver Contract Continuation/Conversion Notices on behalf of such Borrower;

                  (c) to make payments and prepayments of the Obligations of such Borrower hereunder; and

                  (d) to take such other action and to execute such other instruments as the Parent may deem necessary to accomplish the purposes of this Agreement.

Each Borrower hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this subsection is irrevocable and coupled with an interest.


Exhibit 10(f)                        Page 4

         SECTION II.2. Reduction of Commitments. The Commitments are subject to reduction from time to time pursuant to this Section 2.2.

         SECTION II.2.1. Optional. The Borrowers may, from time to time on any Business Day, voluntarily reduce the Total Commitment Amount; provided that all such reductions shall require at least 3 Business Days' prior notice to the Administrative Agent and be permanent, and any partial reduction of the Total Commitment Amount, as the case may be, shall be in a minimum amount of $10,000,000 and in an integral multiple of $5,000,000; and provided, further, that the Total Commitment Amount may not be reduced below the sum of (x) the then aggregate outstanding principal amount of all Loans of all Lenders and (y) the then Swing Line Commitment.

         SECTION II.2.2. Mandatory. The Total Commitment Amount shall, without any further action, automatically and permanently be reduced by an amount equal to the amount of each required prepayment on each date when a mandatory prepayment pursuant to Section 3.1.1(c) is required or would have been required had Contract Loans been then outstanding in a sufficient aggregate principal amount.

         SECTION II.3. Contract Borrowing Procedure. By delivering a Contract Borrowing Request to the Administrative Agent on a Business Day, the Borrowers may from time to time irrevocably request (i) on or before 9:00 a.m., California time, on the date of the requested Borrowing, in the case of any proposed Contract Borrowing of Base Rate Loans, and (ii) on or before 10:00 a.m., California time, not less than 3 nor more than 5 Business Days prior to the date of the requested Borrowing, in the case of any proposed Contract Borrowing of Eurodollar Rate Loans, that a Contract Borrowing be made in a minimum amount of $10,000,000 and an integral multiple of $5,000,000 or in the unused amount of the Commitments in the case of any proposed Contract Borrowing of Base Rate Loans, and a minimum amount of $10,000,000 and an integral multiple of $5,000,000 in the case of any proposed Borrowing of Eurodollar Rate Loans. On the terms and subject to the conditions of this Agreement, each Contract
Borrowing shall be comprised of the same type of Contract Loans from all Lenders, and shall be made on the Business Day, specified in such Contract Borrowing Request. On or before 11:00 a.m., California time, on such Business Day each Lender shall deposit with the Administrative Agent same day funds in an amount equal to such Lender's Percentage of the requested Contract Borrowing. Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders. To the extent same day funds are received from the Lenders, the Administrative Agent shall make such same day funds available to the Borrowers by wire transfer to the accounts the Borrowers shall have specified in their Borrowing Request. The obligations of the Lenders under this Article II are several and not joint and no Lender's obligation to make any Contract Loan shall be affected by any other Lender's failure to make any Contract Loan.

         SECTION II.4. Contract Continuation and Conversion Elections; Contract Loans Comprising Funding. (a) By delivering a Contract Continuation/Conversion


Exhibit 10(f)                        Page 5

Notice to the Administrative Agent on or before 10:00 a.m., California time, on a Business Day, the Borrowers may from time to time irrevocably elect, on, in the case of any proposed conversion into Base Rate Loans, not less than 1 nor more than 3 Business Days' notice, and in the case of any proposed continuation as, or conversion into, Eurodollar Rate Loans, not less than 3 nor more than 5 Business Days' notice, that all, or any portion in an aggregate minimum amount of $10,000,000 and an integral multiple of $5,000,000 in the case of any proposed continuation as, or conversion into, Eurodollar Rate Loans, and a minimum aggregate amount of $10,000,000 and an integral multiple of $5,000,000 in the case of any proposed continuation as, or conversion into, Base Rate Loans, of any Contract Loans be, in the case of Base Rate Loans, converted into Eurodollar Rate Loans or, in the case of Eurodollar Rate Loans, converted into a Base Rate Loan or continued as a Eurodollar Rate Loan (in the absence of delivery of a Contract Continuation/Conversion Notice with respect to any Eurodollar Rate Loan at least 3 Business Days before the last day of the then current Interest Period with respect thereto, such Eurodollar Rate Loan shall, on such last day, automatically be continued as a Eurodollar Rate Loan with an initial Interest Period of one month if permitted hereunder and, if not then permitted hereunder, converted to a Base Rate Loan); provided that (i) each such conversion or continuation shall be pro rata among the applicable outstanding Contract Loans of the same type of all Lenders, and (ii) no portion of the outstanding principal amount of any Contract Loans may be continued as, or be converted into, Eurodollar Rate Loans when any Default has occurred and is continuing.

         (b) Each Lender may, if it so elects, fulfill its obligation to make, continue or convert Contract Loans comprising Eurodollar Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such Eurodollar Rate Loan; provided that such Eurodollar Rate Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the Borrowers to repay such Eurodollar Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility. In addition, the Borrowers hereby consent and agree that, for purposes of any determination to be made for purposes of Section 4.1, 4.2, 4.3 or 4.4, it shall be conclusively assumed that each Lender elected to fund all Eurodollar Rate Loans by purchasing Dollar deposits in its Eurodollar Office's interbank eurodollar market.

         SECTION II.5. Swing Line. (a) Subject to the terms and conditions of this Agreement, the Swing Line Lender shall, on and after the Effective Date, and prior to the Commitment Termination Date, provide to the Borrowers a swing line credit facility (the "Swing Line") of up to $50,000,000; provided that the Swing Line Lender shall not in any event be obligated to make any Loan (each a "Swing Loan") under the Swing Line if, after giving effect to such Swing Loan,
(x) the aggregate principal amount of the outstanding Swing Loans would exceed the lesser of (i) $50,000,000 and (ii) the then Total Commitment Amount and (y) the aggregate principal amount of all then outstanding Loans and Swing Loans would exceed the then Total Commitment Amount. The commitment of the Swing Line


Exhibit 10(f)                        Page 6

Lender described in this Section 2.5(a) is herein called the "Swing Line Commitment".

         (b) Each request for Swing Loans shall be made from time to time on or after the Effective Date by either

                   (i) delivering or telecopying a Swing Loan Request therefor to the Administrative Agent who shall promptly notify the Swing Line Lender of the same, or

                  (ii) giving telephonic notice thereof to the Administrative Agent at or before 10:00 a.m., California time, on any Business Day and promptly confirming such notice by delivering or telecopying a Swing Loan Request therefor, signed by an Authorized Officer of the Borrowers, to the Administrative Agent who shall promptly notify the Swing Line Lender of the same.

         On the terms and subject to the conditions of this Agreement, each Swing Loan shall be disbursed on the Business Day on which the Swing Loan Request therefor was timely made, in same day funds by wire transfer to such transferee(s), or to such account(s) of the Borrowers, as the Borrowers shall have specified in the Swing Loan Request therefor. Swing Loans shall be made as Base Rate Loans, shall be in an aggregate minimum principal amount of $1,000,000 and an integral multiple of $100,000.

         (c) The highest principal amount outstanding on any day under the Swing Line shall accrue interest for that day at a rate equal to the rate which would be applicable to Contract Loans which are Base Rate Loans on such day. Such interest shall be payable quarterly in arrears on each Quarterly Payment Date, unless demand therefor is made earlier, and shall be payable solely for the account of the Swing Line Lender.

         (d) The principal and interest outstanding under the Swing Line shall be due and payable (i) on demand made at any time, without prior notice to the Borrowers (which the Borrowers hereby waive to the fullest extent permitted by law), and (ii) in any event on the Commitment Termination Date; provided that, if no Default shall have occurred and be continuing at the time of such demand, then the Borrowers shall, immediately after the Borrowers learn of such demand, if and to the extent that the Borrowers are permitted to borrow Contract Loans under the terms of this Agreement at the time of such demand, be deemed to have submitted a Contract Borrowing Request for Contract Loans in an amount necessary to repay the amount demanded. The provisions of Section 2.3 concerning the integral multiples required for Contract Borrowings of Contract Loans shall not apply to the Contract Borrowings of Contract Loans described in the foregoing proviso.

         (e) The Borrowers may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Swing Loans, without incurring any premium or penalty; provided that


Exhibit 10(f)                        Page 7

                   (i) each such voluntary prepayment shall require prior written notice given to the Administrative Agent (who shall promptly notify the Swing Line Lender of the same) no later than 10:00 a.m., California time, on the day on which the Borrowers intend to make a voluntary prepayment, and

                  (ii) each such voluntary prepayment shall be in a minimum amount of $1,000,000 and an integral multiple of $100,000 (or, if less, the outstanding principal amount of all Swing Loans then outstanding);

         (f) Each Lender shall be deemed to have unconditionally and irrevocably purchased an undivided interest and risk participation from the Swing Line Lender, without recourse or warranty (except that the outstanding Swing Loans in fact were made, have not been repaid, and have not been sold, assigned or encumbered by the Swing Line Lender) in an amount equal to that Lender's
Percentage of the Swing Line Commitment and the principal and interest outstanding from time to time under the Swing Line.

         (g) Upon the occurrence of an Event of Default, the Swing Line Lender may, but is not required to, without notice to or the consent of the Borrowers, terminate the Swing Line and cause Contract Loans to be made by the Lenders under the Commitments in an aggregate amount equal to the amount of principal outstanding under the Swing Line and, for this purpose, the conditions precedent set forth in Article VI shall not apply. The proceeds of such Contract Loans shall be paid to the Administrative Agent for the account of the Swing Line Lender to repay the principal amounts outstanding under the Swing Line.

         (h) The Swing Line Lender shall not, without the approval of all Lenders, make a Swing Loan if the Administrative Agent or the Swing Line Lender then has actual knowledge that an Event of Default has occurred and is then continuing.

         SECTION II.6. Notes. The Loans of the Lenders shall be evidenced by the Notes pursuant to this Section 2.6.

         SECTION II.6.1. Contract Note. All Contract Loans made or deemed made by each Lender shall be evidenced by a promissory note (a "Contract Note") of the Borrowers, dated the Effective Date and substantially in the form of Exhibit A-1, payable to the order of such Lender at the office of the Administrative Agent and in a maximum principal amount equal to such Lender's Commitment.

         SECTION II.6.2. Bid Note. All Bid Loans made by each Lender shall be evidenced by a promissory note of the Borrowers, dated the Effective Date and substantially in the form of Exhibit A-2 (a "Bid Note"), payable to the order of such Lender at the office of the Administrative Agent.


Exhibit 10(f)                        Page 8

         SECTION II.6.3. Swing Note. All Swing Loans made by the Swing Line Lender shall be evidenced by a promissory note of the Borrowers, substantially in the form of Exhibit A-3 (a "Swing Note"), payable to the order of the Administrative Agent for the account of the Swing Line Lender and in a maximum principal amount equal to $50,000,000.

         SECTION II.6.4. Notations. The Borrowers hereby irrevocably authorize each Lender to make (or cause to be made) appropriate notations in its records or, at the option of the Administrative Agent, on the grid attached to such Lender's Notes (or on a continuation of such grid attached to such Lender's Notes and made a part thereof), which notations shall evidence, inter alia, the date of, the outstanding principal amount of, and the interest rate (including any conversions thereof pursuant to Section 4.2) applicable to, the Loans evidenced thereby. The notations on such records or each such grid (and on each such continuation) indicating the outstanding principal amount of the Loans shall, in the absence of manifest error, be conclusive evidence of the principal amount thereof owing and unpaid, but the failure to record, or any error in recording, any such amount in such records or on such grid (or on such continuation) shall not limit or otherwise affect the obligations of the Borrowers hereunder or under such Notes to make payment of principal of or interest on such Loans when due or increase or otherwise affect the rights of the Borrowers in respect of payments of principal of or interest on such Loans actually made.

         SECTION II.6.5. Obligations of Borrowers. Notwithstanding the delivery by the Borrowers of separate Contract Notes and Bid Notes to each Lender, all borrowing requests shall be delivered to and all payments due under the terms of any Note shall be made by the Borrowers solely to the Administrative Agent.

         SECTION II.7. Bid Procedure. The Borrowers may request Bid Offers from the Lenders to make Bid Loans in accordance with Section 2.7.1 from time to time on any Business Day prior to the date occurring seven days prior to the Commitment Termination Date; provided that, after giving effect to each Bid Borrowing, the then aggregate principal amount of (a) all outstanding Bid Loans shall not exceed an amount equal to the then Total Commitment Amount and (b) all then outstanding Loans and Swing Loans shall not exceed the Total Commitment Amount. All Lenders, or any lesser number thereof (including any Lender individually), may, but shall have no obligation to, make Bid Offers so requested, and the Borrowers may, but shall have no obligation to, accept any Lender's Bid Offer.

         SECTION II.7.1. Bid Requests. The Borrowers may request from all Lenders a Bid Borrowing by a telephonic Bid Borrowing Request to the Administrative Agent, not later than 10:00 a.m., California time, at least one Business Day prior to the date for the proposed Bid Borrowing, which notice shall be immediately confirmed by a facsimile Bid Borrowing Request specifying:


Exhibit 10(f)                        Page 9

                  (a) the date and aggregate amount of the proposed Bid Borrowing (which shall be in a minimum aggregate principal amount of $10,000,000 and in an integral multiple of $5,000,000); and

                  (b) the maturity date (or dates) (relative to each Bid Loan, its "Stated Maturity Date") for repayment of each Bid Loan to be made as part of such Bid Borrowing (which Stated Maturity Date may not be earlier than the date occurring seven days after the date of such Bid Borrowing or later than the earlier of (x) the date occurring 270 days after the date of such Bid Borrowing and (y) the Commitment Termination
         Date);

The  Administrative  Agent shall promptly (but in any event on the same Business
Day) notify each Lender by telephone (confirmed by facsimile) of each Bid Borrowing Request. The Borrowers shall not request more than 2 Bid Borrowings within any 5 Business Day period.

         SECTION II.7.2. Bid Offers. If any Lender, in its sole discretion, elects to offer to make a Bid Loan to the Borrowers as part of a proposed Bid Borrowing, which would bear interest at a rate (or rates) selected by such Lender in its sole discretion, it shall deliver a Bid Offer by facsimile to the Administrative Agent before 6:45 a.m., California time, on the date of such proposed Bid Borrowing; provided that Bid Offers submitted by the Administrative Agent (or any Affiliate of the Administrative Agent) in its capacity as a Lender must be submitted to the Administrative Agent no later than 6:30 a.m., California time, which Bid Offer shall specify:

                  (a) the amount(s) and Stated Maturity Date(s) of the Bid Loans which such Lender would be willing to make as part of such proposed Bid Borrowing, which amount shall be in a minimum principal amount of $5,000,000 and in an integral multiple of $1,000,000, and may exceed such Lender's Percentage of the Total Commitment Amount; and

                  (b) the Bid Rate(s) therefor.

Bid Offers submitted pursuant to this Section 2.7.2 shall be irrevocable, subject to the terms and conditions of this Agreement. If a Bid Offer submitted pursuant to this Section 2.7.2 is determined by the Administrative Agent (whose determination shall be conclusive in the absence of manifest error) to:

                  (c)  be not substantially in the form of Exhibit B-2,

                  (d)  omit any required information,

                  (e)  be conditional or qualified in any respect,

                  (f) propose terms other than or in addition to those set forth in the Bid Borrowing Request,


Exhibit 10(f)                        Page 10

                  (g) not have been delivered to the Administrative Agent by 6:45 a.m., California time, or

                  (h)  be otherwise inconsistent with the provisions hereof,

the Administrative Agent will reject the offer made by such Bid Offer and give telephonic notice (confirmed in writing) of such rejection to the Lender which submitted such Bid Offer. Promptly thereafter, and in any case, no later than 7:15 a.m., California time, the Administrative Agent will give telephonic notice (confirmed in writing) to the Borrowers of all conforming Bid Offers and the terms thereof.

         SECTION II.7.3. Acceptance by Borrowers of Bid Offers. The Borrower shall, before 7:45 a.m., California time, on the date of such proposed Bid Borrowing, in its sole discretion either:

                  (a) irrevocably cancel the Bid Borrowing Request that requested such Bid Borrowing by giving the Administrative Agent telephonic notice (confirmed promptly thereafter in writing) to that effect; or

                  (b) irrevocably accept one or more of the Bid Offers by giving telephonic notice to the Administrative Agent of the amount of the Bid Borrowing to be made on such date, specifying the amount of the Bid Loan(s) to be made by each Lender as part of such Bid Borrowing, which amount shall not be greater than the amount offered by such Lender in its Bid Offer, the Stated Maturity Date(s) and the Bid Rate(s) therefor;

provided that:

                  (c) the Borrowers shall not accept any Lender's conforming Bid Offer to make a Bid Loan at a particular Bid Rate for the same Stated Maturity Date if the Borrowers have decided to reject any other Lender's conforming Bid Offer to make a Bid Loan at a lower Bid Rate;

                  (d) the aggregate principal amount of all Bid Offers accepted by the Borrowers shall not, after giving effect to all reductions made pursuant to clause (e) below, exceed the principal amount specified in the Bid Borrowing Request;

                  (e) if the Borrowers shall accept any Bid Offer to make a Bid Loan at a particular Bid Rate, then the Borrowers shall accept all offers to make Bid Loans at such Bid Rate for the same Stated Maturity Date; provided that, if the aggregate principal amount of all Bid Loans offered at such Bid Rate, together with the aggregate principal amount of all Bid Loans offered at lower Bid Rates, shall exceed the amount specified in the Bid Borrowing Request, then the Borrower shall (notwithstanding the requirements of clause (f) below)

                            (i) accept  only a portion of all Bid Offers made at
                  such higher Bid Rate so as to eliminate such excess, and


Exhibit 10(f)                        Page 11

                           (ii) allocate such excess among all Lenders  offering
                  Bid Offers at such higher Bid Rate as nearly as possible in proportion to the respective amounts of the Bid Loans offered thereby; provided if the portion of the principal amount of such Bid Loans to be so allocated is not sufficient to enable Bid Loans to be so allocated to each such Lender in a minimum principal amount of $5,000,000 and in an integral multiple of $1,000,000, the Borrowers shall select the Lenders to be allocated such Bid Loans in a minimum principal amount of $1,000,000 and round allocations up to the next higher multiple of $1,000,000 if necessary; and

                  (f) with respect to each Stated Maturity Date, the Borrowers shall not accept a Bid Offer in a principal amount of less than $5,000,000 (except as provided in clause (e) above) or other than in an integral multiple of $1,000,000.

Subject to the foregoing requirements, the Borrowers may accept or reject, at the Borrowers' sole discretion, the offer to make any Bid Loan contained in any Bid Offer. Each notice given by the Borrowers pursuant to this Section 2.7.3 shall be irrevocable. Failure by the Borrowers to accept a Bid Offer in accordance with the provisions of this Section 2.7.3 shall constitute a rejection of such Bid Offer.

         SECTION II.7.4. Acknowledgment of Bid Borrowings. Promptly after acceptance of a Bid Offer by the Borrowers pursuant to Section 2.7.3(b):

                  (a) in any case no later than 8:00 a.m., California time, on the date of such Bid Borrowing, the Borrowers shall deliver to the Administrative Agent a Bid Acknowledgment confirming, with respect to each Bid Loan to be made to the Borrowers, the Stated Maturity Date, amount, and Bid Rate therefor; and
                  (b) in any case no later than 8:15 a.m., California time, on the date of the proposed Bid Borrowing, the Administrative Agent will give telephonic notice to each Lender submitting a Bid Offer of each Stated Maturity Date, amount, and Bid Rate so accepted by the Borrowers and promptly thereafter written notice of the same to all Lenders.

         SECTION II.7.5. Bid Loan Funding. On or before 10:00 a.m., California time, on the Business Day specified for each Bid Borrowing, each Lender whose Bid Offer in respect thereof the Borrowers accepted pursuant to Section 2.7.3(b) shall deposit with the Administrative Agent same day funds in an amount equal to the principal amount of such Lender's Bid Loan. Such deposit will be made to an account which the Administrative Agent shall from time to time specify by notice to the Lenders. To the extent same day funds are received from such Lenders, the Administrative Agent shall make such same day funds available to the Borrowers by wire transfer to the accounts the Borrowers shall have specified in its Bid Acknowledgment. No Lender's obligation to make any Bid Loan shall be affected by any other Lender's failure to make any Bid Loan.


Exhibit 10(f)                        Page 12

         SECTION II.8. Extension of Commitment Termination Date. Not less than 30 days nor more than 60 days before each anniversary of the Effective Date, the Borrowers may, by written request delivered to the Administrative Agent, request that the Commitment Termination Date be extended by all of the Lenders for a period of 364 days from the then-current Commitment Termination Date. The Administrative Agent shall promptly notify the Lenders of any such request. Such extension shall only be effective upon approval thereof in writing by each of the Administrative Agent and all of the Lenders and the execution and delivery of such amendments to the Credit Documents as the Administrative Agent may require in connection with such extension. The Administrative Agent and each Lender may accept or reject any request for an extension in its sole and absolute discretion. The Administrative Agent and each Lender shall use best efforts to accept or reject any such request within 30 days after receiving notice thereof, provided that any failure by the Administrative Agent or a Lender to respond to such a request shall be deemed to be a rejection thereof.

         SECTION II.9. Joint and Several Liability. Each Borrower has determined that it is in its best interest and in furtherance of its legitimate business purposes to induce the Lenders to extend credit to the Borrowers pursuant to this Agreement. Each Borrower acknowledges and represents that the availability of the Commitments to both of the Borrowers benefits each Borrower individually and that the Loans made will be for and inure to the benefit of both of the Borrowers individually and jointly. Accordingly, each Borrower shall be jointly and severally liable (as a principal and not as a surety, guarantor or other accommodation party) for each and every representation, warranty, covenant and obligation to be performed by the Borrower under this Agreement, the Notes and the other Loan Documents, and each Borrower acknowledges that in extending the credit provided herein each Lender is relying upon the fact that the obligations of each Borrower hereunder are the joint and several obligations of a principal. The invalidity, unenforceability or illegality of this Agreement, the Notes or any other Loan Document as to one Borrower or the release by the Lenders of a Borrower thereunder shall not affect the Obligations of the other Borrowers under this Agreement, the Notes or the other Loan Documents, all of which shall otherwise remain the valid and legally binding obligations of the other Borrowers.

         SECTION II.10. Borrower Waivers. Each Borrower acknowledges that the Lenders may, at any time and from time to time, without notice or demand, and without affecting the enforceability or security hereof or of any other Credit
Document:

                           (a) accept partial payments on the Obligations;

                           (b) receive   and   hold   additional   security  or
                  guaranties for the Obligations or any part thereof;


Exhibit 10(f)                        Page 13

                           (c) release,  reconvey,  terminate,  waive,  abandon,
                  subordinate, exchange, substitute, transfer and enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as the Administrative Agent, in its sole and absolute discretion may determine;

                           (d) release any Person or any guarantor from any personal liability with respect to the Obligations or any part thereof;

                           (e) settle, release on terms satisfactory to the Administrative Agent or by operation of applicable Laws or otherwise liquidate or enforce any Obligations and any security or guaranty therefor in any manner, or consent to the transfer of any security and bid and purchase at any sale; and

                           (f) consent to the merger, change or any other restructuring or termination of the corporate existence of any Borrower or any other Person, and correspondingly restructure the Obligations, and any such merger, change restructuring or termination shall not affect the liability of the Borrowers or the continuing existence of any Lien under any Credit Document to which a Borrower is a party or the enforceability hereof or thereof with respect to all or any part of the Obligations.



                                   ARTICLE III
                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

         SECTION III.1. Repayments and Prepayments. The Borrowers shall repay in full the unpaid principal amount of each Loan as provided in this Section 3.1.

         SECTION III.1.1. Contract Loans. The Borrowers shall repay in full the unpaid principal amount of each Contract Loan upon the Final Maturity Date. Prior thereto, the Borrowers:

                  (a) may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Contract Loans; provided that:

                             (i) any  such  prepayment  shall  be made  pro rata
                  among Contract Loans of the same type and, if applicable, having the same Interest Period of all Lenders;

                            (ii) no such  prepayment of any Eurodollar Rate Loan
                  may be made on any day other than the last day of the Interest Period for such Loan, unless the Borrower pays to each Lender the amount, if any, due in respect thereof to such Lender pursuant to Section 4.4;


Exhibit 10(f)                        Page 14

                           (iii) all such voluntary prepayments shall require at
                  least 3 but no more than 5 Business Days' prior telephonic notice to the Administrative Agent (confirmed by prompt written notice);

                            (iv) all such voluntary partial prepayments shall be
                  in an aggregate minimum amount of $10,000,000 and an integral multiple of $5,000,000; and

                             (v) no  such  prepayment  of less  than  all of any
                  Eurodollar Rate Loan may be made if, after giving effect thereto, the aggregate amount of any Eurodollar Rate Loans having the same Interest Period would be less than $10,000,000 or other than an integral multiple of $5,000,000;

                  (b) shall, immediately upon any acceleration of the Final Maturity Date of any Contract Loans pursuant to Section 8.2 or 8.3, repay all Contract Loans, unless, pursuant to Section 8.3, only a portion of all Contract Loans is so accelerated; and

                  (c) shall, not later than 10 days after the receipt by the Borrowers of any Net Asset Sale Proceeds in connection with a Permitted Asset Sale of the kind described in clause (a) of the definition thereof, make a mandatory prepayment of the outstanding aggregate principal amount of all Contract Loans then outstanding, if any, in an amount equal to the applicable amount of such Net Asset Sale Proceeds.

Each prepayment of any Contract Loans made pursuant to this Section 3.1.1 shall be without premium or penalty, except as may be required by Section 4.4.

         SECTION III.1.2. Bid Loans. The Borrowers shall repay in full the unpaid principal amount of each Bid Loan upon the Stated Maturity Date therefor. Prior thereto, the Borrowers:

                  (a)  may not prepay any Bid Loan; and

                  (b) shall, immediately upon any acceleration of the Stated Maturity Date of any Bid Loan pursuant to Section 8.2 or 8.3, repay or prepay all Bid Loans unless, pursuant to Section 8.3, only a portion of all Bid Loans is so accelerated.

         SECTION  III.2.  Interest  Provisions.   Interest  on  the  outstanding
principal  amount of Loans shall accrue and be payable in  accordance  with this
Section 3.2.

         SECTION III.2.1. Contract Rates. Pursuant to a duly completed and delivered Contract Borrowing Request or Contract Continuation/Conversion Notice, the Borrowers may elect that Contract Loans comprising a Contract Borrowing accrue interest at a rate per annum:


Exhibit 10(f)                        Page 15

                  (a) on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Base Rate from time to time in effect plus the Applicable Margin, if any; and

                  (b) on that portion maintained as a Eurodollar Rate Loan, during each Interest Period applicable thereto, equal to the sum of the Eurodollar Rate for such Interest Period plus the Applicable Margin.

         All Eurodollar Rate Loans shall bear interest from the first day of the applicable Interest Period to the last day of such Interest Period at the interest rate determined as applicable to such Eurodollar Rate Loan.

         SECTION III.2.2. Post-Default Contract Rates. After the occurrence of any Event of Default and for so long (but only for so long) as such Event of Default shall be continuing, the Borrowers shall pay, but only to the extent permitted by Applicable Law, interest (after as well as before judgment) at a rate per annum which is 2% per annum in excess of any applicable interest rate hereunder prior to such Event of Default and, if no such interest rate is otherwise applicable, at a rate per annum on any monetary Obligation then due and payable equal to the Base Rate from time to time in effect plus a margin of 2.0% per annum.

         SECTION III.2.3. Payment Dates. Interest accrued on each Contract Loan shall be payable, without duplication:

                  (a)  on the Final Maturity Date;

                  (b) with respect to the principal amount paid or prepaid, on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan;

                  (c) with respect to Base Rate Loans, on each Quarterly Payment Date occurring after the Effective Date;

                  (d) with respect to Eurodollar Rate Loans, on the last day of each applicable Interest Period and, if such Interest Period is of six months duration, on the date which would have been the last day of an Interest Period of three months duration;

                  (e) with respect to any Base Rate Loans converted into Eurodollar Rate Loans on a day when interest would not otherwise have been payable pursuant to clause (c), on the date of such conversion; and

                  (f) on that portion of any Contract  Loans the Final  Maturity
         Date  of  which  is  accelerated   pursuant  to  Section  8.2  or  8.3,
         immediately upon such acceleration.

Interest accrued on Contract Loans or other monetary Obligations arising under this Agreement or any other Credit Document after the date such amount is due


Exhibit 10(f)                        Page 16
and payable (whether on the Final Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

         SECTION III.2.4. Bid Rates. Interest on the outstanding principal amount of Bid Loans shall accrue at a rate per annum equal to the applicable Bid Rate for each such Bid Loan and shall be payable at the time(s) specified in the Bid Offer for each such Bid Loan or, if no such time is so specified, on the Stated Maturity Date thereof.

         SECTION III.3. Fees. The Borrowers agree to pay the fees set forth in this Section 3.3. All such fees shall be non-refundable.

         SECTION III.3.1. Facility Fee. The Borrowers agree to pay to the Administrative Agent for the account of each Lender, for the period (including any portion thereof when its Commitment is suspended by reason of the Borrowers' inability to satisfy any condition of Article V) from the Effective Date through the Commitment Termination Date, a facility fee at the Facility Rate on such Lender's respective Commitment (whether or not used). Such facility fees shall be payable by the Borrowers in arrears on each Quarterly Payment Date, commencing June 30, 1999, and on the Commitment Termination Date.

         SECTION III.3.2. Other Fees. The Borrowers agree to pay to the Administrative Agent and the Syndication Agent certain fees provided in a letter agreement dated February 19, 1999.

         SECTION III.3.3. Utilization Fee. The Borrowers agree to pay to the Administrative Agent for the account of each Lender for the period from the effective date hereof through the Commitment Termination Date, for each day that the aggregate outstandings under the Senior Credit Facilities exceed 33 1/3% of the aggregate commitments under the Senior Credit Facilities, a utilization fee on all Borrowings outstanding on such day at the Utilization Fee Rate. The utilization fee shall be payable by the Borrowers in arrears on each Quarterly Payment Date, commencing June 30, 1999, and on the Commitment Termination Date.


                                   ARTICLE IV
                  CERTAIN EURODOLLAR RATE AND OTHER PROVISIONS

         SECTION IV.1. Eurodollar Rate Lending Unlawful. If any Lender shall determine (which determination shall, upon notice thereof to the Borrowers, the Administrative Agent and the Lenders, be conclusive and binding on the Borrowers) that the introduction of or any change in or in the interpretation of any Applicable Law makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a Eurodollar Rate Loan, the obligations of such Lender to make, continue, maintain or convert any such type of Loans shall, upon such determination, forthwith be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such


Exhibit 10(f)                        Page 17
suspension no longer exist, and all Eurodollar Rate Loans shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such Applicable Law or assertion.

         SECTION IV.2. Deposits Unavailable. If the Administrative Agent shall have determined (which determination shall, upon notice thereof to the Borrowers and the Lenders, be conclusive and binding on the Borrowers) that, by reason of circumstances affecting the Reference Lenders' relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to Eurodollar Rate Loans, then, upon notice from the Administrative Agent to the Borrowers and the Lenders, the obligations of all Lenders under Sections 2.3 and
2.4 to make or continue any Loans as, or to convert any Loans into, Eurodollar Rate Loans shall forthwith be suspended until the Administrative Agent shall notify the Borrowers and the Lenders that the circumstances causing such suspension no longer exist.

         SECTION IV.3. Increased Eurodollar Rate Loan Costs, etc. The Borrowers agree to reimburse each Lender for (a) any reserve requirement (including all basic, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) applicable to such Lender, including reserve requirements for "Eurocurrency liabilities" pursuant to Regulation D of the F.R.S. Board, and (b) any increase in the cost to such Lender of, or any reduction in the amount of any sum receivable by such Lender, in either such case after the date hereof in respect of making, continuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, Eurodollar Rate Loans. Such Lender shall promptly notify the Administrative Agent and the Borrowers in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount (including calculation thereof) required fully to compensate such Lender for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrowers directly to such Lender within 5 Business Days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrowers; provided that the Borrowers shall have no obligation to reimburse any Lender for any such additional amount attributable to any point or period of time more than 6 months before the date on which such Lender shall first have given notice to the Borrowers of its claim to be entitled to the benefits of this Section 4.3 in respect of such additional amount.

         SECTION IV.4. Funding Losses. In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a Eurodollar Rate Loan) as a result of:

                  (a) any conversion or repayment or prepayment of the principal amount of any Eurodollar Rate Loans on a date other than the scheduled


Exhibit 10(f)                        Page 18
         last day of the Interest Period applicable thereto, whether pursuant to
         Section 3.1 or otherwise;

                  (b) any Loans not being made as Eurodollar Rate Loans in accordance with the Borrowing Request therefor (other than solely as a result of the failure of such Lender to duly and punctually perform its obligations under Section 2.3 or 2.4); or

                  (c) any Loans not being continued as, or converted into, Eurodollar Rate Loans in accordance with the Continuation/Conversion Notice therefor (other than solely as a result of the failure of such Lender to duly and punctually perform its obligations under Section 2.3 or 2.4), then, upon the written notice of such Lender to the Borrowers (with a copy to the Administrative Agent), the Borrowers shall, within 5 days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrowers.

         SECTION IV.5. Increased Capital Costs. If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any Applicable Law or guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority affects or would affect the amount of capital required or expected to be maintained by any Lender or any Person controlling such Lender, and such Lender determines (in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of its Commitment or the Loans made by such Lender is reduced to a level below that which such Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Lender to the Borrowers, the Borrowers shall immediately pay directly to such Lender additional amounts sufficient to compensate such Lender or such controlling Person for such reduction in rate of return. A statement of such Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrowers. In determining such amount, such Lender may use any reasonable method of averaging and attribution; provided that the Borrowers shall have no obligation to reimburse any Lender for any such additional amount attributable to any point or period of time more than 6 months before the date on which such Lender shall first have given notice to the Borrowers of its claim to be entitled to the benefits of this Section 4.5 in respect of such additional amount.

         SECTION IV.6. Taxes. All payments by the Borrowers of principal of, and interest on, the Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or


Exhibit 10(f)                        Page 19
other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by any Lender's net income or net receipts (such non-excluded items being called "Taxes"). In the event that any withholding or deduction from any payment to be made by the Borrowers hereunder is required in respect of any Taxes pursuant to any Applicable Law, then the Borrowers will:

                  (a) pay directly to the relevant authority the full amount required to be so withheld or deducted;

                  (b) promptly forward to the Administrative Agent an official receipt or other documentation satisfactory to the Administrative Agent evidencing such payment to such authority; and

                  (c) pay to the Administrative Agent for the account of the Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against the Administrative Agent or any Lender with respect to any payment received by the Administrative Agent or such Lender hereunder, the Administrative Agent or such Lender may pay such Taxes and the Borrowers, upon presentation of reasonable evidence of the payment of such Taxes by the Administrative Agent or such Lender, as the case may be, will promptly pay such additional amounts (including any penalties, interest or expenses, unless such penalties, interest or expenses result solely from the negligence of such Person) as is necessary in order that the net amount received by such Person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such person would have received had such Taxes not been asserted.

         If the Borrowers fail to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent, for the account of the respective Lenders, the required receipts or other required documentary evidence, the Borrowers shall indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure.

         Each Lender that is incorporated under the laws of any jurisdiction other than the United States of America or any state or other political subdivision thereof represents and warrants to the Borrowers and to the Administrative Agent that, in the case of the Lenders party hereto on the date hereof, on the date hereof, and, in the case of each other Lender, on the date of its execution and delivery of the Assignment Agreement that first makes it a party hereto, its Domestic Office and its Eurodollar Office are entitled to receive payments in respect of its Loans, including principal, interest and commitment fees, without deduction or withholding for or on account of Taxes.


Exhibit 10(f)                        Page 20

         Upon the request of the Borrowers or the Administrative Agent, each Lender that is organized under the laws of a jurisdiction other than the United States shall, prior to the due date of any payments under the Note, execute and deliver to the Borrowers and the Administrative Agent, on or about the first scheduled payment date in each Fiscal Year, one or more (as the Borrowers or the Administrative Agent may reasonably request) United States Internal Revenue Service Forms 4224 or Forms 1001 or such other forms or documents (or successor forms or documents), appropriately completed, as may be applicable to establish the extent, if any, to which a payment to such Lender is exempt from withholding or deduction of Taxes.

         SECTION IV.7. Payments, Computations, etc. Unless otherwise expressly provided, all payments by the Borrowers pursuant to this Agreement, the Note or any other Credit Document shall be made by the Borrowers to the Administrative Agent for the pro rata account of the Lenders entitled to receive such payment. All such payments required to be made to the Administrative Agent shall be made, without setoff, deduction or counterclaim, not later than 10:00 a.m., California time, on the date due, in same day or immediately available funds, to such account as the Administrative Agent shall specify from time to time by notice to the Borrowers. Funds received after that time shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day. The Administrative Agent shall promptly remit in same day funds to each Lender its share, if any, of such payments received by the Administrative Agent for the account of such Lender. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days. Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by the definition of the term "Interest Period" with respect to Eurodollar Rate Loans) be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

         SECTION IV.8. Sharing of Payments. If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Contract Loan (other than pursuant to Sections 4.1, 4.3, 4.4, 4.5 and 4.6) in excess of its pro rata share of payments then or therewith obtained by all Lenders on account of Contract Loans, such Lender shall purchase from such other Lenders such participations in such Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of


Exhibit 10(f)                        Page 21

                  (a) the amount of such selling Lender's required repayment to the purchasing Lender to

                  (b) the total amount so recovered from the purchasing Lender)of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 4.8 may, to the fullest extent permitted by Applicable Law, exercise all its rights of payment (including pursuant to Section 4.9) with respect to such participation as fully as if such Lender were the direct creditor of the Borrowers in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim or collateral in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim or collateral in a manner consistent with the rights of the Lenders entitled under this Section 4.8 to share in the benefits of any recovery on such secured claim or collateral.

         SECTION IV.9. Setoff. The Administrative Agent and each Lender shall, upon the occurrence of any Default described in Section 8.1.8 or any Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due) any and all balances, credits, deposits, accounts or moneys of the Borrowers then or thereafter with such Lender; provided that any such appropriation and application shall be subject to the provisions of Section 4.8. Each Lender agrees promptly to notify the Borrowers and the Administrative Agent after any such setoff and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section 4.9 are in addition to other rights and remedies (including other rights of setoff under Applicable Law or otherwise) which such Lender may have.

         SECTION IV.10. Mitigation of Certain Costs; Lender Replacement; etc.(a) Each Affected Lender will, if requested in writing by the Borrowers, and only to the extent not inconsistent with such Affected Lender's internal policies, use its best efforts to make, fund, or maintain such Affected Lender's Loans of the affected type through another lending office of such Affected Lender if, as a result thereof, the Affecting Event would be eliminated or materially reduced and if, as determined by such Affected Lender in its sole discretion, the making, funding, or maintaining of such Loans through such other lending office would not otherwise adversely affect such Affected Lender or such Affected Lender's rights in respect of such Loans and, if such Affected Lender determines that another lending office would eliminate or materially reduce such Affecting Event and would not otherwise adversely affect such Affected Lender or such Affected Lender's rights in respect of such Loans, such Affected Lender shall give notice thereof to the Borrowers and the Administrative Agent, such notice to state, in reasonable detail, why such lending office would eliminate or


Exhibit 10(f)                        Page 22
materially reduce such Affecting Event and the costs and expenses expected to be incurred by such Affected Lender in utilizing such lending office. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by such Affected Lender (including legal costs and expenses) in utilizing another lending office of such Affected Lender pursuant to this Section 4.10(a).

         (b If (i) the Borrowers have requested an Affected Lender to change its lending office and such Affected Lender has not changed its lending office within 30 days of such request, or (ii) a change in the lending office of an Affected Lender would not eliminate the Affecting Event, and the Affecting Event is still continuing and is not applicable to all other Lenders, or (iii) an Affected Lender willfully fails to make any Loan required to be made hereunder, then the Borrowers may designate another lender which is reasonably acceptable to the Administrative Agent (a "Replacement Lender") to purchase all (but not less than all) of the Loans and interest in the Contract Note, and to assume the Commitment and other obligations hereunder, of such Affected Lender, without recourse to or warranty by, or expense to, such Affected Lender, for a purchase price equal to the sum of (x) the outstanding aggregate principal amount of such Affected Lender's Contract Loans plus (y) all accrued but unpaid interest and fees payable to such Affected Lender to the date on which such Affected Lender receives payment of such purchase price, together with payment to such Affected Lender of all other amounts then payable to such Affected Lender hereunder, including amounts accrued pursuant to Section 4.3, 4.4, 4.5, or 4.6. Any such purchase and assumption shall be made in accordance with Section 10.11. Upon such purchase, such Affected Lender shall no longer be a party hereto or have any rights or obligations hereunder (other than rights in respect of Bid Loans and rights which would survive the payment of such Affected Lender's Contract Loans in accordance with this Agreement) and such Replacement Lender shall succeed to the rights and obligations of such Affected Lender hereunder.

         SECTION IV.11. Use of Proceeds. The Borrowers shall apply the proceeds of each Borrowing in accordance with the fifth recital.


                                    ARTICLE V
                    CONDITIONS TO EFFECTIVENESS AND BORROWING

         SECTION V.1. Effectiveness and Initial Borrowing. The effectiveness of this Agreement and the obligations of the Lenders to fund the initial Borrowing after the Effective Date shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 5.1.

         SECTION V.1.1. Agreement Counterparts, etc. The Administrative Agent shall have received one or more counterparts of this Agreement duly executed by the Borrowers, the Administrative Agent and each of the Lenders.


Exhibit 10(f)                        Page 23

         SECTION V.1.2. Resolutions, etc. The Administrative Agent shall have received from each of the Borrowers a certificate, dated the Effective Date, of its Secretary or Assistant Secretary as to:

                  (a resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Agreement and each other Credit Document to be executed by it;

                  (b true and complete copies of its Organic Documents attached to such certificate; and

                  (c the incumbency and signatures of those of its officers authorized to act with respect to this Agreement and each other Credit Document executed by it,

upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary or an Assistant Secretary of a Borrower canceling or amending such prior certificate.

         SECTION V.1.3. Delivery of Notes. The Administrative Agent shall have received the Notes duly executed and delivered by the Borrowers.

         SECTION V.1.4. Effectiveness of Fourth Amendment to Amended and Restated Credit Agreement. That certain Fourth Amendment dated as of April 23, 1999, to the Amended and Restated Credit Agreement dated as of September 30, 1994 of the Borrowers shall have been executed and the conditions precedent to its effectiveness shall have been satisfied.

         SECTION V.1.5. Material Adverse Change. Except as disclosed in Item 5.1.5/6.6 ("Potential MACs") of the Disclosure Schedule, there shall have occurred no material adverse change in the consolidated condition (financial or otherwise), business, operations, properties, performance or prospects of the Parent and its Subsidiaries since September 30, 1998 taken as a whole.

         SECTION V.1.6. Opinion of Counsel. The Administrative Agent shall have received an opinion, dated the Effective Date and addressed to the Administrative Agent and all Lenders, from counsel to the Borrowers, who shall be reasonably satisfactory to the Administrative Agent, covering the matters set forth in Exhibit E and such other matters as the Administrative Agent shall reasonably deem appropriate.

         SECTION V.1.7. Closing Fees, Expenses, etc. The Administrative Agent shall have received for the account of the Administrative Agent or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to Sections 3.3 and 10.3, if then invoiced.

         SECTION V.2. All Borrowings.. The obligation of each Lender to fund any Loan on the occasion of any Borrowing (including the initial Borrowing) shall be subject to the satisfaction of each of the conditions precedent set forth in this Section 5.2.


Exhibit 10(f)                        Page 24

         Both before and after giving effect to any Borrowing and the application of the proceeds thereof (but, if any Default of the nature referred to in Section 8.1.5 shall have occurred with respect to any other Indebtedness, without giving effect to the application, directly or indirectly, of the proceeds thereof, unless the proceeds of such Borrowing are applied to pay such other Indebtedness in full) the following statements shall be true and correct:

                  (a the representations and warranties set forth in Article VI shall be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

                  (b   no Default shall have then occurred and be continuing.

         SECTION V.3. Borrowing Request. The Administrative Agent shall have received a Borrowing Request for such Borrowing. Each of the delivery of a Borrowing Request and the acceptance by the Borrower of the proceeds of such Borrowing shall constitute a representation and warranty by the Borrowers that on the date of such Borrowing (both immediately before and after giving effect to such Borrowing and the application of the proceeds thereof) the statements made in Section 5.2.1 are true and correct.

         SECTION V.4. Satisfactory Legal Form. All documents executed or submitted pursuant to this Article V in respect of such Borrowing shall be reasonably satisfactory in form and substance to the Administrative Agent and, as to legal matters, its counsel; and the Administrative Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Administrative Agent, including any Lender through the Administrative Agent, or its counsel may reasonably request with respect to any proposed Borrowing hereunder.


                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES

     In order to induce the Lenders and the Administrative Agent to enter into this Agreement and to make Loans hereunder, the Borrowers represent and warrant unto the Administrative Agent and each Lender as set forth in this Article VI.

         SECTION VI.1. Organization, etc. The Parent and each of its Significant Subsidiaries is a corporation validly organized and existing and in good standing under the laws of the State of its incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each


Exhibit 10(f)                        Page 25
jurisdiction where the nature of its business requires such qualification, and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under this Agreement and each other Credit Document and to own and hold under lease its property and to conduct its business substantially as currently conducted by it, except where the failure to be so qualified or hold any such license, permit or approval, singly or in the aggregate, would not have a Materially Adverse Effect.

         SECTION VI.2. Due Authorization, Non-Contravention, etc. The execution, delivery and performance by each of the Borrowers of this Agreement and each other Credit Document executed or to be executed by it are within each Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not:

                  (a   contravene the Organic Documents of the Borrowers;

                  (b constitute a breach or default under any contractual restriction or violate or contravene any law or governmental regulation or court decree or order binding on or affecting the Borrowers which individually or in the aggregate does or could reasonably be expected to have a Materially Adverse Effect, except as identified in Item 6.2 ("Potential Contravention") of the Disclosure Schedule; or

                  (c   result in, or require the creation or imposition of, any
         Lien on any of the Borrowers' properties.

         SECTION VI.3. Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrowers of this Agreement or any other Credit Document. Neither the Parent nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940. Neither the Parent nor any of its Subsidiaries is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935.

         SECTION VI.4. Validity, etc. This Agreement constitutes, and each other Credit Document executed by the Borrowers will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Borrowers enforceable in accordance with their respective terms.

         SECTION VI.5. Financial Information. (a) The audited consolidated balance sheets of the Parent and its Subsidiaries as at September 30, 1998, and the related audited consolidated statements of earnings and cash flow of the Parent and its Subsidiaries, copies of which have been furnished to the Administrative Agent and each Lender, have been prepared in accordance with GAAP consistently applied, and present fairly the consolidated financial condition of


Exhibit 10(f)                        Page 26
the corporations covered thereby as at the dates thereof and the results of their operations for the periods then ended.

         (b The unaudited condensed consolidated balance sheets of the Parent and its Subsidiaries as at December 31, 1998, and related condensed consolidated statements of earnings and cash flow of the Parent and its Subsidiaries, copies of which have been furnished to the Administrative Agent and each Lender, have been prepared in accordance with GAAP consistently applied, and, subject to usual and customary annual audit adjustments, present fairly the consolidated financial condition of the corporations covered thereby as at the dates thereof and the results of their operations for the periods then ended.

         SECTION VI.6. No Material Adverse Change. Since September 30, 1998, there has been no material adverse change in the consolidated condition (financial or otherwise), operations, business, properties, performance or prospects of the Parent and its Subsidiaries taken as a whole.

         SECTION VI.7. Litigation, Labor Controversies, etc. There is no pending or, to the knowledge of the Borrowers, threatened litigation, action, proceeding, or labor controversy affecting the Parent or any of its Subsidiaries, or any of their respective properties, businesses, assets or revenues, which has resulted in, or could reasonably be expected to result in, a Materially Adverse Effect or which purports to affect the legality, validity or enforceability of this Agreement or any other Credit Document, except as disclosed in Item 6.7 ("Litigation") of the Disclosure Schedule.

         SECTION VI.8. Subsidiaries. The Parent has no Subsidiaries, except those Subsidiaries:

                  (a which are identified in Item 6.8 ("Existing Subsidiaries") of the Disclosure Schedule; or

                  (b which have been organized after the date hereof or which were permitted to be acquired pursuant to and in accordance with
         Section 7.2.4.

         SECTION VI.9. Compliance with Law. Without limiting Section 6.2, the Parent and each of its Significant Subsidiaries is in compliance with Applicable Law, except where such non-compliance, singly or in the aggregate, does not and could not reasonably be expected to result in a Materially Adverse Effect.

         SECTION VI.10. Ownership of Properties. The Parent and each of its Significant Subsidiaries owns good and marketable title to all of its material properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens, charges or claims (including infringement claims with respect to patents, trademarks, copyrights and the like),  except as permitted  pursuant to Section  7.2.2 and where such  charges,


Exhibit 10(f)                        Page 27
claims or infringement do not and could not reasonably be expected to result in a Materially Adverse Effect.

         SECTION VI.11. Taxes. The Parent and each of its Subsidiaries has filed all material tax returns and reports required by law to have been filed by it and has paid all material taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

         SECTION VI.12. Pension and Welfare Plans. During the twelve-consecutive-month period prior to the date of the execution and delivery of this Agreement and prior to the date of any Borrowing hereunder, no steps have been taken by the PBGC to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which might result in the incurrence by the Parent or any member of the Controlled Group of any material liability, fine or penalty. Except as disclosed in Item 6.12 ("Employee Benefit Plans") of the Disclosure Schedule, neither the Parent nor any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan that has or could reasonably be expected to have a Materially Adverse Effect, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

         SECTION VI.13.  Environmental  Warranties.  Except as set forth in Item
6.13 ("Environmental Matters") of the Disclosure Schedule:

                  (a all facilities and property (including underlying groundwater) owned or leased by the Parent or any of its Subsidiaries have been, and continue to be, owned or leased by the Parent and its Subsidiaries in compliance with all Environmental Laws, except where such non-compliance, singly or in the aggregate, does not and could not reasonably be expected to result in a Materially Adverse Effect;

                  (b   there have been no past, and there are no pending or, to
         the knowledge of the Parent, threatened

                            (i) claims, complaints, notices or requests for information received by the Parent or any of its Subsidiaries with respect to any alleged violation of any Environmental Law, or

                           (ii) complaints, notices or inquiries to the Parent or any of its Subsidiaries regarding potential liability under any Environmental Law,

         which, singly or in the aggregate, have or could reasonably be expected to have a Materially Adverse Effect;


Exhibit 10(f)                        Page 28

                  (c there have been no Releases of Hazardous Materials at, on or under any property now or previously owned or leased by the Parent or any of its Subsidiaries that, singly or in the aggregate, have, or could reasonably be expected to have, a Materially Adverse Effect;

                  (d the Parent and its Subsidiaries have been issued and are in compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary or desirable for their businesses, except where such non-compliance, singly or in the aggregate, does not and could not reasonably be expected to result in a Materially Adverse Effect;

                  (e no property now owned or leased, or, to the best knowledge of the Parent and its Subsidiaries, previously owned or leased, by the Parent or any of its Subsidiaries is listed or, to the knowledge of the Borrowers, proposed for listing (with respect to owned property only) on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up, and neither the Parent nor any of its Subsidiaries has received any notice or other communication that any property previously owned or leased by the Parent or any of its Subsidiaries is listed or proposed for listing on any such list;

                  (f there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by the Parent or any of its Subsidiaries that, singly or in the aggregate, have, or could reasonably be expected to have, a Materially Adverse Effect;

                  (g neither the Parent nor any Subsidiary of the Parent has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or, to the knowledge of the Parent, proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of Federal, state or local enforcement actions or other investigations which may lead to claims against the Parent or such Subsidiary thereof for any remedial work, damage to natural resources or personal injury, including claims under CERCLA, which, singly or in the aggregate, have or could reasonably be expected to have a Materially Adverse Effect;

                  (h there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned or leased by the Parent or any Subsidiary that, singly or in the aggregate, have or could reasonably be expected to have a Materially Adverse Effect; and

                  (i no conditions exist at, on or under any property now or previously owned or leased by the Parent or any of its Subsidiaries which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law that, singly or in


Exhibit 10(f)                        Page 29
         the aggregate, have or may reasonably be expected to have a Materially Adverse Effect.

         SECTION VI.14. Regulations U and X. The Parent is not engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Loans will be used in violation of, or would be inconsistent with, F.R.S. Board Regulation U or X. Terms for which meanings are provided in F.R.S. Board Regulation U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section 6.14 with such meanings.

         SECTION VI.15. Accuracy of Information. All factual information heretofore or contemporaneously furnished by or on behalf of the Borrowers in writing to the Administrative Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all other such factual information hereafter furnished by or on behalf of the Borrowers to the Administrative Agent or any Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified and as of the date of execution and delivery of this Agreement by the Administrative Agent and such Lender, and such information is not, or shall not be, as the case may be, when taken as a whole, incomplete by omitting to state any material fact necessary to make such information not misleading.

         SECTION VI.16. Year 2000 Compliance. The Parent is (i) developing a review and assessment of all areas within its and each of its Subsidiaries' business and operations that could be adversely affected by the "Year 2000 Problem" (that is, the inability of certain computer applications to recognize correctly and perform date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) developing a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implementing that plan in accordance with that timetable. The Parent reasonably believes that all computer applications that are material to its or any of its Subsidiaries' business and operations will on a timely basis be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 Compliant").


                                   ARTICLE VII
                                    COVENANTS

         SECTION VII.1. Affirmative Covenants. The Borrowers agree with the Administrative Agent and each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrowers will perform the obligations set forth in this Section 7.1.

         SECTION VII.1.1. Financial Information, Reports, Notices, etc. The Borrowers will furnish, or will cause to be furnished, to each Lender and the Administrative Agent copies of the following financial statements, reports, notices and information:


Exhibit 10(f)                        Page 30

                  (a as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Parent, the consolidated balance sheet of the Parent and its Subsidiaries as of the end of such Fiscal Quarter and the consolidated statements of earnings and cash flow of the Parent and its Subsidiaries for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Quarter and ending with the end of such Fiscal Quarter, all reported on in a manner acceptable to the Securities and Exchange Commission and certified by the chief financial Authorized Officer of the Parent, which statements shall commencing with the Fiscal Quarter ending December 31, 1999, present the results of each of the Parent's significant operating business segments in accordance with the Financial Accounting Standard's Board Statement No. 131, and together with, in the case of the Fiscal Quarter ending June 30, 1999 only, consolidated financial statements for Bergen Drug and, if it shall then be a Subsidiary of the Parent, PharMerica;

                  (b as soon as available and in any event within 90 days after the end of each Fiscal Year of the Parent, the consolidated balance sheet of the Parent and its Subsidiaries as of the end of such Fiscal Year and the consolidated statements of earnings and cash flow of the Parent and its Subsidiaries for such Fiscal Year, all reported on in a manner acceptable to the Securities and Exchange Commission and certified (without any Impermissible Qualification) by Deloitte & Touche or other independent public accountants acceptable to the Administrative Agent and the Required Lenders, which statements shall present the results of each of the Parent's significant operating business segments in accordance with the Financial Accounting Standard's Board Statement No.
         131;

                  (c as soon as available and in any event within 45 days after the end of the first three Fiscal Quarters of each Fiscal Year and within 90 days after the end of each Fiscal Year, commencing after the Initial Borrowing Date, a certificate, executed by the chief financial Authorized Officer of the Parent, showing (in reasonable detail and with appropriate calculations and computations in all respects reasonably satisfactory to the Administrative Agent) compliance with the financial covenants set forth in Section 7.2.3 and stating that such Authorized Officer is not aware of any Default that has occurred and is continuing or, if such Authorized Officer is aware of any such Default, describing such Default and the action, if any, which the Parent is taking and proposes to take with respect thereto;

                  (d as soon as possible and in any event within 3 days after any Responsible Officer of the Parent obtains knowledge of the occurrence of each Default, a statement of the chief financial Authorized Officer of the Parent setting forth details of such Default and the action which the Parent has taken and proposes to take with respect thereto;


Exhibit 10(f)                        Page 31

                  (e as soon as possible and in any event (i) within 3 Business Days after any Responsible Officer of the Parent obtains knowledge of the occurrence of any litigation, action, proceeding, or labor controversy which purports to affect the legality, validity or enforceability of this Agreement or any other Credit Document, or of any adverse development therein, notice thereof and, upon the written request of the Administrative Agent at the direction of the Required Lenders, copies of all material documentation relating thereto reasonably required to evaluate such litigation, unless such litigation, action, proceeding, or labor controversy is covered by insurance, in which case such notice and documentation is not required, and (ii) within 45 days after the end of each Fiscal Quarter a report of the Parent regarding all litigation, actions, proceedings and labor controversies affecting the Parent or any of its Subsidiaries, or any of their respective properties, businesses, assets or revenues which have resulted in, or could reasonably be expected to result in, a Materially Adverse Effect, and which have not been disclosed in the reports delivered under clauses (a), (b) and (f) of this Section 7.1.1;

                  (f promptly after the sending or filing thereof, copies of all reports which the Parent sends to its securityholders generally, and all reports, statements, notices and other communications which the Parent or any of its Subsidiaries files with the Securities and Exchange Commission or any national securities exchange;

                  (g immediately upon becoming aware of the institution of any steps by the Parent or any other Person to terminate any Pension Plan, or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under section 302(f) of ERISA, or the taking of any action with respect to a Pension Plan which could result in the requirement that the Parent furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which could result in the incurrence by the Borrowers of any material liability, fine or penalty, or any material increase in the contingent liability of the Borrowers with respect to any post-retirement Welfare Plan benefit, notice thereof and copies of all documentation relating thereto;

                  (h to the extent not otherwise required under any of the preceding clauses of this Section 7.1.1, concurrently when received by the Borrowers from, or furnished by the Borrowers to, any holder of any of its Indebtedness, copies of any written communication received by the Borrowers from, and information furnished by the Borrowers to, any such holder in respect of any default or alleged default with respect to such Indebtedness; and

                  (i such other information respecting the condition or operations, financial or otherwise, of the Parent or any of its Subsidiaries as any Lender through the Administrative Agent may from time to time reasonably request.


Exhibit 10(f)                        Page 32

         SECTION VII.1.2. Compliance with Laws, etc. The Parent will, and will cause each of its Significant Subsidiaries to, comply with all Applicable Law, including:

                  (a the maintenance and preservation of its corporate existence and qualification as a foreign corporation, except as otherwise expressly permitted by Section 7.2.4; and

                  (b the payment, before the same become delinquent, of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

in each such case where such non-compliance, singly or in the aggregate, has resulted or could be reasonably expected to result in a Materially Adverse Effect.

         SECTION VII.1.3. Maintenance of Properties. The Parent will, and will cause each of its Significant Subsidiaries to, maintain, preserve, protect and keep its material properties in good repair, working order and condition, normal wear and tear and damage by the elements or casualty excepted, and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times unless the Parent determines in good faith that the continued maintenance of any of its properties is no longer economically desirable.

         SECTION VII.1.4. Insurance. The Parent will, and will cause each of its Subsidiaries to, maintain or cause to be maintained with responsible insurance companies insurance, including self-insurance in such amounts as is customary in the case of similar businesses, with respect to its properties and business against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses from time to time and, in any event, as required by any Applicable Law and will, within 90 days after the end of each Fiscal Year, furnish to each Lender a certificate of an Authorized Officer of the Parent setting forth the nature and extent of all insurance maintained by the Parent and its Subsidiaries in accordance with this Section 7.1.4.

         SECTION VII.1.5. Books and Records. The Parent will, and will cause each of its Subsidiaries to, keep books and records which accurately reflect in all material respects all of its business affairs and transactions and permit the Administrative Agent and each Lender or any of their respective representatives, at reasonable times and intervals and, so long as no Default has occurred and is continuing, upon prior reasonable notice, to visit all of its offices, to discuss its financial matters with its officers and its independent public accountant (and the Parent hereby authorizes such independent public accountant to discuss the Parent's financial matters with each Lender or its representatives whether or not any representative of the Parent is present)


Exhibit 10(f)                        Page 33
and to examine (and, at the expense of the Parent, photocopy extracts from) any of its books or other corporate records; provided that unless a Default has occurred and is continuing, the Parent will only be required to pay the expenses of the Administrative Agent for one visit per year. The Parent shall pay any fees of such independent public accountant incurred in connection with the Agent's or any Lender's exercise of its rights pursuant to this Section 7.1.5.

         SECTION VII.1.6. Environmental Covenant. The Parent will, and will cause each of its Subsidiaries to,

                  (a use and operate all of its facilities and properties in material compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in compliance therewith, and handle all Hazardous Materials in compliance with all applicable Environmental Laws, except where such non-compliance, singly or in the aggregate, does not and could not reasonably be expected to result in a Materially Adverse Effect;

                  (b promptly notify the Administrative Agent and provide copies upon receipt of all written claims, complaints, notices or inquiries relating to the condition of its facilities and properties as they relate to compliance with or liability under Environmental Laws; and

                  (c provide such information and certifications which the Administrative Agent (including any Lender reasonably through the Administrative Agent) may reasonably request from time to time to evidence compliance with this Section 7.1.6.

         SECTION VII.1.7. Year 2000 Compliance. The Parent will promptly notify the Administrative Agent in the event the Parent discovers or determines that any computer application that is material to the business and operations of the Parent and its Subsidiaries taken as a whole will not be Year 2000 Compliant on a timely basis.

         SECTION VII.1.8. PharMerica Acquisition. As soon as practicable (but in no event later than 15 days) following the PharMerica Acquisition, the Parent shall cause PharMerica to execute a Joinder Agreement in substantially the form of Exhibit H hereto, pursuant to which PharMerica shall be added as a Borrower under this Agreement. From and after PharMerica's execution of the Joinder Agreement, except as expressly provided herein, PharMerica shall be deemed to be a Borrower for all purposes of the Agreement and shall have joint and several liability for all Obligations. Notwithstanding the foregoing, until the PharMerica Subordinated Notes have been repaid and PharMerica's obligations under the PharMerica Indenture terminated, PharMerica's liability as Borrower under the Senior Credit Facilities shall be limited to the maximum amount permitted to be borrowed by PharMerica under the PharMerica Indenture, but in no event less than $325,000,000. PharMerica's liability under the Senior Credit Facilities shall be apportioned between such facilities based upon the aggregate outstanding Obligations hereunder and thereunder. For example, if the outstandings under this Agreement were $500,000,000, the outstandings under the $400,000,000 Senior Credit Facility were $250,000,000 and the maximum amount permitted to be borrowed by the terms of the PharMerica Indenture were $325,000,000, PharMerica's liability under this Agreement would be equal to


Exhibit 10(f)                        Page 34

$216,666,667  (2/3  of  $325,000,000)  and  PharMerica's   liability  under  the
$400,000,000 Senior Credit Facility would be equal to $108,333,333 (1/3 of $325,000,000). As soon as practicable following the PharMerica Acquisition, the Parent shall cause PharMerica to provide the Administrative Agent with such additional instruments or documents, including, without limitation, opinions of counsel, certified resolutions, incumbency certificates, third party consents and other evidences of authority, with respect to PharMerica's obligations under this Agreement as the Administrative Agent shall reasonably request.

         SECTION VII.1.9. Borrowings to Repay PharMerica Credit Agreement. Repayment of amounts outstanding under the PharMerica Credit Agreement shall be funded through ratable borrowings under this Agreement and the $400,000,000 Senior Credit Facility, based upon the total commitments available under each of the Senior Credit Facilities. By way of example, if the Total Commitment Amount under this Agreement is $600,000,000 and the total commitment amount under the $400,000,000 Senior Credit Facility is $400,000,000, the borrowings to repay the PharMerica Credit Agreement shall be made under such facilities in the ratio of 3 to 2.

         SECTION VII.1.10. Subsidiary Guaranty. As soon as practicable following the incurrence by any Subsidiary of the Parent (other than a Borrower) of more than $50,000,000 of Indebtedness (exclusive of any indebtedness owing to the Parent or another Subsidiary of the Parent), the Parent shall cause such Subsidiary to execute a guaranty of the Obligations of the Borrowers hereunder pursuant to a Guaranty substantially in the form of Exhibit D hereto. In addition, the Parent shall cause such Subsidiary to provide the Administrative Agent with such additional instruments or documents, including, without limitation, opinions of counsel, certified resolutions, incumbency certificates and other evidences of authority as the Administrative Agent shall reasonably request.

         SECTION VII.2. Negative Covenants. The Borrowers agree with the Administrative Agent and each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrowers will perform the obligations set forth in this Section 7.2.

         SECTION VII.2.1. Indebtedness. The Parent will not, and will not permit any Subsidiary thereof to, create, incur, assume or be or become otherwise liable for any Indebtedness, except (without duplication) the following:

                  (a Indebtedness in respect of the Loans and other Obligations;


Exhibit 10(f)                        Page 35

                  (b Indebtedness identified in Item 7.2.1(b) ("Ongoing Indebtedness") of the Disclosure Schedule;

                  (c Indebtedness identified in Item 7.2.1(c) ("Indebtedness to be Paid") of the Disclosure Schedule until the date, if any, therein identified for the payment in full thereof or, if no such date is therein identified, the Effective Date;

                  (d secured Indebtedness to finance or refinance the acquisition of items of equipment or distribution facilities (including related real property and improvements thereto) in the ordinary course of business in a principal amount not exceeding an amount equal to the total acquisition cost thereof;

                  (e unsecured Indebtedness in the ordinary course of business (other than Indebtedness for or in respect of borrowed money), including trade credit on normal and customary terms and Hedging Obligations;

                  (f   Indebtedness in respect of Capitalized Lease Liabilities;

                  (g secured  Indebtedness  of any Person acquired under Section
         7.2.4 (other than any such Indebtedness incurred in anticipation of such acquisition) that cannot then be refinanced without material premium or other cost and after consummation of the PharMerica Acquisition, the PharMerica Subordinated Notes;

                  (h Indebtedness consisting of recourse obligations in respect of any Permitted Receivables Transaction;

                  (i intercompany Indebtedness and, without duplication, all Indebtedness of the Parent under its subordinated debt securities issued to the Trusts in connection with the Guaranteed Preferred Securities;

                  (j secured Indebtedness in the ordinary course of business in an aggregate principal amount at any time, when added to then outstanding Indebtedness of the kind described in clause (d) or (g), not to exceed an amount equal to 10% of the Net Worth of the Parent at the end of the most recently ended Fiscal Quarter;

                  (k unsecured Indebtedness under one or more credit facilities in an aggregate principal amount at any time not exceeding 125% of the aggregate commitments under the Senior Credit Facilities;

                  (l secured Indebtedness under Reverse Repos in an aggregate principal amount at any time not exceeding $50,000,000;

                  (m Indebtedness in respect of letters of credit (other than letters of credit supporting Indebtedness for or in respect of borrowed money) issued for the account of the Borrower or any Subsidiary in the ordinary course of business;


Exhibit 10(f)                        Page 36

                  (n Indebtedness in respect of commercial paper issued and sold in the commercial paper market in an aggregate principal or face amount not to exceed the unused availability under the Senior Credit Facilities; and

                  (o other unsecured Indebtedness (including unsecured Indebtedness incurred by any Person acquired under Section 7.2.4) in an aggregate principal amount at any time, if (i) after giving pro forma effect to such Indebtedness as if such Indebtedness and all other Indebtedness incurred since the first day of the most recently ended 12-month period for which the Administrative Agent has received financial statements under Section 7.1.1 had been incurred, and proceeds thereof had been applied, on such first day, and (ii) in the case of the acquisition of any Person after giving pro forma effect to such acquisition as if such acquisition had occurred on the first day of the most recently ended 12-month period for which the Administrative Agent has received financial statements under Section 7.1.1, there would not be a Default under Section 7.2.3 as of the end of such 12-month period;provided that Indebtedness permitted under clauses (d) and (g) of this Section 7.2.1 shall not exceed $40,000,000 in the aggregate outstanding at any time.

         SECTION VII.2.2. Liens. The Parent will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except:

                  (a   Liens securing payment of the Obligations;

                  (b Liens outstanding on the date hereof as set forth in Item 7.2.2(b) ("Existing Liens") of the Disclosure Schedule;

                  (c Liens granted to secure payment of Indebtedness (x) of the kind described in Section 7.2.1(d) covering only those items of equipment or distribution facilities acquired, (y) of the kind described in Section 7.2.1(g) or (l) covering only those properties acquired or to be repurchased, as the case may be, or (z) of the kind described in Section 7.2.1(j);

                  (d Liens incurred or arising in the ordinary course of business (other than securing Indebtedness for or in respect of borrowed money), which, singly or in the aggregate, do not and could not be reasonably expected to result in a Materially Adverse Effect;

                  (e judgment Liens in respect of any judgment or order for the payment of money of not greater than $25,000,000 or, if greater than $25,000,000, in existence less than 20 days after the entry thereof or with respect to which execution has been stayed or the payment of which


Exhibit 10(f)                        Page 37
         is covered in full by insurance maintained with responsible insurance companies which have acknowledged such coverage thereof in writing;

                  (f   Liens arising in connection with any Permitted
         Receivables Transaction;

                  (g   Liens arising in connection with any Capitalized Lease
         Liabilities; and

                  (h Liens arising in connection with taxes, fees, assessments and other governmental charges which are not due or which are being contested in good faith and for which adequate reserves have been established.

         SECTION VII.2.3. Financial Condition. The Parent will not permit on or after the Initial Borrowing Date:

                  (a   its Net Worth on the last day of any Fiscal Quarter to be
         less than the Minimum Net Worth Target;

                  (b   its Leverage Ratio on the last day of any Fiscal Quarter
         to be more than 55%; and

                  (c its Interest Coverage Ratio on the last day of any Fiscal Quarter for the four (4) consecutive Fiscal Quarters then ended to be less than 3.0:1.0.

         SECTION VII.2.4. Consolidation, Merger, etc. The Parent will not, and will not permit any of its Significant Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other corporation, or purchase or otherwise acquire all or substantially all of the stock or assets of any Person (or of any division thereof), or sell, lease or otherwise dispose of all or any of the assets of the Parent or of all or any of the stock or assets of any Subsidiary of the Parent, except that, so long as no Default has occurred and is continuing or would occur after giving effect thereto, (v) the Parent may merge with any of its Subsidiaries so long as the survivor thereof is the Parent, (w) any Subsidiary of the Parent may merge into or with any other Subsidiary of the Parent, (x) the Parent and its Subsidiaries may acquire any Person by merger if the assets of such Person represent less than 2% of the Parent's consolidated assets at the time of such acquisition, (y) the Parent and its Subsidiaries may make Permitted Asset Sales and any Permitted Receivables Transaction and (z) the Parent or any of its Subsidiaries may liquidate or dissolve voluntarily into, merge with and into, or purchase all or substantially all of the assets or capital stock or equivalent equity interest of any Person, or acquire such Person by merger, if after giving pro forma effect to such transaction as if such transaction had occurred on the first day of the most recently ended


Exhibit 10(f)                        Page 38

12-month period for which the Administrative Agent has received financial statements under Section 7.1.1 (including, without limitation, assuming that any Indebtedness of such Person had been incurred as of the first day of such 12-month period), there would not be a Default under Section 7.2.3 as of the end of such 12-month period and, in the case of any merger of the Parent, if it is the survivor thereof and, in the case of any merger of any other Borrower, if the survivor thereof is the Parent or a wholly-owned Subsidiary of the Parent.

         SECTION VII.2.5. Transactions with Affiliates. The Parent will not, and will not permit any of its Subsidiaries to, enter into, or cause, suffer or permit to exist any arrangement or contract with any of its other Affiliates unless such arrangement or contract is fair and equitable to the Parent or such Subsidiary and is an arrangement or contract of the kind which would be entered into by a prudent Person in the position of the Parent or such Subsidiary with a Person which is not one of its Affiliates; provided that the Parent may enter into, or cause, suffer or permit to exist any arrangement or contract regarding executive compensation (including executive loans) or stock repurchases if such arrangement or contract shall have been previously approved by a majority of disinterested directors of the Parent.

         SECTION VII.2.6. Business Activities. The Parent will not, and will not permit any of its Subsidiaries to, engage in any business activity, except those described in the first recital and other activities that are related or allied with the healthcare industry.

         SECTION VII.2.7. Margin Stock. The Borrowers will not, and will not permit any of their Subsidiaries to, acquire any Margin Stock except to the extent that the aggregate value of all Margin Stock held by the Borrowers or any such Subsidiary does not exceed fifteen percent of the value of all assets of the Borrowers or such Subsidiary that are subject to the restrictions set forth in Section 7.2.2. For purposes of this Section 7.2.7, the term "Margin Stock" shall have the meaning ascribed to such term in F.R.S. Board Regulation U, as from time to time in effect.


                                  ARTICLE VIII
                                EVENTS OF DEFAULT

         SECTION VIII.1. Events of Default. Each of the following events or occurrences described in this Section 8.1 shall constitute an "Event of Default".

         SECTION VIII.1.1. Non-Payment of Obligations. Any Borrower shall default in the payment or prepayment when due of any principal of any Loan, any Borrower shall default (and such default shall continue unremedied for a period of 3 Business Days) in the payment when due of any interest on any Loan, or any Borrower shall default (and such default shall continue unremedied for a period of 5 Business Days) in the payment when due of any commitment fee or of any other Obligation.

         SECTION VIII.1.2. Breach of Warranty. Any representation or warranty of any Borrower made or deemed to be made hereunder or in any other Credit Document


Exhibit 10(f)                        Page 39
or any other writing or certificate furnished by or on behalf of any Borrower to the Administrative Agent or any Lender for the purposes of or in connection with this Agreement or any such other Credit Document (including any certificates delivered pursuant to Article V) is or shall be incorrect when made in any material respect.

         SECTION VIII.1.3. Non-Performance of Certain Covenants and Obligations. Any Borrower shall default in the due performance and observance of any of its obligations under Section 4.11, 7.1.1(d) or 7.2.

         SECTION VIII.1.4. Non-Performance of Other Covenants and Obligations. Any Borrower shall default in the due performance and observance of any other agreement contained herein or in any other Credit Document, and such default shall continue unremedied for a period of 10 Business Days after the earlier of
(a) the date on which any Responsible Officer of such Borrower became aware of such default, and (b) notice thereof shall have been given to such Borrower by the Administrative Agent or any Lender.

         SECTION VIII.1.5. Default on Other Indebtedness. A default shall occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any amount in respect of any Indebtedness (other than Indebtedness described in Section 8.1.1) of the Parent or any of its Subsidiaries in an aggregate principal amount of more than $25,000,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness in an aggregate principal amount of more than $25,000,000 if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or administrative agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.

         SECTION VIII.1.6. Judgments. Any judgment or order for the payment of money in excess of $25,000,000 shall be rendered against the Parent or any of its Subsidiaries and shall remain unsatisfied and either:

                  (a) enforcement proceedings shall have been commenced by any creditor upon such judgment or order and shall not have been stayed; or

                  (b) there shall be any period of 20 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

         SECTION VIII.1.7. Pension Plans. Any of the following events shall occur with respect to any Pension Plan:

                  (a) the institution of any steps by the Parent, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, the Parent or any such member could be required to make a contribution to such Pension Plan, or could


Exhibit 10(f)                        Page 40
         reasonably expect to incur a liability or obligation to such Pension Plan, which would or could be reasonably expected to result in a Materially Adverse Effect; or

                  (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA.

         SECTION VIII.1.8. Bankruptcy, Insolvency, etc. Any Borrower or any Significant Subsidiary of the Parent shall:

                  (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due;

                  (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for any Borrower or any of its Subsidiaries or any property of any thereof, or make a general assignment for the benefit of creditors;

                  (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for any Borrower or any of its Subsidiaries or for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days; provided that the Parent and each Subsidiary hereby expressly authorizes the Administrative Agent and each Lender to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under the Credit Documents;

                  (d) initiate, permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Parent or any of its Subsidiaries, and, if any such case or proceeding is not commenced by the Parent or such Subsidiary, such case or proceeding shall be consented to or acquiesced in by the Parent or such Subsidiary or shall result in the entry of an order for relief or shall remain for 60 days undismissed; provided that the Parent and each Subsidiary hereby expressly authorizes the Administrative Agent and each Lender to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Credit Documents; or

                  (e) take any corporate action authorizing, or in furtherance of, any of the foregoing.

         SECTION VIII.1.9. Change of Control. An Impermissible Change of Control shall occur.


Exhibit 10(f)                        Page 41

         SECTION VIII.1.10. Credit Document Ceases to Bind. Any Credit Document ceases to be the legal, valid and binding obligation of any Borrower enforceable against such Borrower in accordance with its terms, for any reason.

         SECTION VIII.2. Action if Bankruptcy. If any Event of Default described in Section 8.1.8 shall occur with respect to the Parent or any Subsidiary, the Commitments (if not theretofore terminated) shall automatically terminate, the Stated Maturity Date shall automatically be accelerated and the outstanding principal amount of all outstanding Loans and all other Obligations shall automatically be and become immediately due and payable, without notice or demand.

         SECTION VIII.3. Action if Other Event of Default. If any Event of Default (other than any Event of Default described in Section 8.1.8 with respect to the Parent or any Subsidiary thereof) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent, upon the direction of the Required Lenders, shall by notice to the Borrowers declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable, the Stated Maturity Date to be accelerated and/or the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, and/or, as the case may be, the Commitments shall terminate, without further notice, demand or presentment, which the Borrowers hereby waive to the fullest extent permitted by Applicable Law.

         SECTION VIII.4. Enforcement. Upon the occurrence of and during the continuance of any Event of Default, the Administrative Agent may enforce this Agreement and the other Credit Documents independently as to each Borrower and independently of any other remedy or security the Administrative Agent at any time may have or hold in connection with the Obligations, and it shall not be necessary for the Administrative Agent to marshal assets in favor of any of the Borrowers or any other Person or to proceed upon or against and/or exhaust any other security or remedy before proceeding to enforce this Agreement and the other Credit Documents. Each of the Borrowers expressly waives any right to require the Administrative Agent to marshal assets in favor of either Borrower or any other Person or to proceed against any other Person or any collateral provided by any other Person, and agrees that the Administrative Agent may proceed against any Persons and/or collateral in such order as it shall determine in its sole and absolute discretion. The Administrative Agent may file a separate action or actions against either Borrower, whether action is brought or prosecuted with respect to any other security or against any other Person, or whether any other Person is joined in any such action or actions. Each of the Borrowers agrees that the Administrative Agent and the other Borrowers may deal with each other in connection with this Agreement or otherwise, or alter any contracts or agreements now or hereafter existing between them in any manner whatsoever.



Exhibit 10(f)                        Page 42

                                   ARTICLE IX
                            THE Administrative Agent

         SECTION IX.1. Each Lender hereby appoints Bank of America as its Administrative Agent under and for purposes of this Agreement and each other Credit Document. Each Lender authorizes the Administrative Agent to act on behalf of such Lender under this Agreement and each other Credit Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Administrative Agent (with respect to which the Administrative Agent agrees that it will comply, except as otherwise provided in this Section 9.1 or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) the Administrative Agent, pro rata according to such Lender's Percentage, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Administrative Agent in any way relating to or arising out of this Agreement and any other Credit Document, including reasonable attorneys' fees, and as to which the Administrative Agent is not reimbursed by the Parent and the Borrowers; provided, that no Lender shall be required to reimburse the Agent for its gross negligence or willful misconduct. The Administrative Agent shall not be required to take any action hereunder or under any other Credit Document, or to prosecute or defend any suit in respect of this Agreement or any other Credit Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of the Administrative Agent shall be or become, in the determination of the Administrative Agent inadequate, the Administrative Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.

         SECTION IX.2. Funding Reliance, etc. Unless the Administrative Agent shall have been notified by telephone, confirmed in writing, by any Lender by 3:00 p.m., California time, on the day prior to a Borrowing that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, make available to the Borrowers a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Administrative Agent, (a) such Lender agrees to


Exhibit 10(f)                        Page 43
repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the Borrowers to the date such amount is repaid to the Administrative Agent, at an interest rate equal for the first 3 days of such period to the Federal Funds Rate from time to time in effect and thereafter at the interest rate applicable at the time to Loans comprising such Borrowing, together with such other compensatory amounts as may be required to be paid by such Lender to the Administrative Agent under the Rules for Interbank Cooperation of the Council on International Banking or the Clearinghouse Compensation Committee, as the case may be, as in effect from time to time and
(b) the Borrowers agree to repay to the Administrative Agent forthwith upon demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the Borrowers to the date such amount is repaid to the Administrative Agent, at the interest rate applicable at the time to Loans comprising such Borrowing.

         SECTION IX.3. Exculpation. Neither the Administrative Agent, Syndication Agent or Documentation Agent nor any of their respective directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by them under this Agreement or any other Credit Document, or in connection herewith or therewith, except for their own willful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Credit Document nor to make any inquiry respecting the performance by the Borrowers of their respective obligations hereunder or under any other Credit Document. Any such inquiry which may be made by the Administrative Agent, Syndication Agent or Documentation Agent shall not obligate them to make any further inquiry or to take any action. The Administrative Agent, Syndication Agent or Documentation Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Administrative Agent believes in good faith to be genuine and to have been presented by a proper Person.

         SECTION IX.4. Successor. The Administrative Agent may resign as such at any time upon at least 30 days' prior notice to the Borrowers and all Lenders, such resignation to be effective upon the appointment of a successor Administrative Agent as provided below. If the Administrative Agent at any time shall resign, the Required Lenders may appoint another Lender, which (so long as no Default has occurred and is continuing) shall be reasonably acceptable to the Borrowers, as a successor Administrative Agent which shall thereupon become the Administrative Agent hereunder. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which (so long as no Default has occurred and is continuing) shall be reasonably acceptable to the Borrowers, and which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or


Exhibit 10(f)                        Page 44
agency of a commercial banking institution, and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall be entitled to receive from the retiring Administrative Agent such documents of transfer and assignment as such successor Administrative Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder as the Administrative Agent, the provisions of:

                  (a) this Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement; and

                  (b) Sections 10.3 and 10.4 shall continue to inure to its benefit.


         SECTION IX.5. Loans by Administrative Agent. The Administrative Agent shall have the same rights and powers with respect to the Loans made by it or any of its Affiliates as any other Lender and may exercise the same as if it were not the Administrative Agent. The Administrative Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with Borrowers or any Subsidiary or Affiliate thereof as if Bank of America was not the Administrative Agent hereunder.

         SECTION IX.6. Credit Decisions. Each Lender acknowledges that it has, independently of the Administrative Agent and each other Lender, and based on such Lender's review of the financial information of the Borrowers, this Agreement, the other Credit Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitment. Each Lender also acknowledges that it will, independently of the Administrative Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Credit Document.

         SECTION IX.7. Copies, etc. The Administrative Agent shall give prompt notice to each Lender of each notice or request required or permitted to be given to the Administrative Agent by the Borrowers pursuant to this Agreement (unless concurrently delivered to the Lenders by the Borrowers). The Administrative Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by the Administrative Agent from the Borrowers for distribution to the Lenders by the Administrative Agent in accordance with the terms of this Agreement. To the extent otherwise permitted hereunder, the Administrative Agent will request of the Borrowers any information reasonably requested by any Lender.

         SECTION IX.8. Syndication Agent; Documentation Agent. Neither of the Persons identified on the facing page or signature pages of this Agreement as the Syndication Agent or the Documentation Agent shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than, in the case of Wachovia Bank, N.A., those applicable to all Lenders as such. Without limiting the foregoing, none of the Persons so identified as the Syndication Agent or the Documentation Agent shall have or be deemed to have any


Exhibit 10(f)                        Page 45
fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.


                                    ARTICLE X
                            MISCELLANEOUS PROVISIONS

         SECTION X.1. Waivers, Amendments, etc. The provisions of this Agreement and of each other Credit Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrowers and the Required Lenders; provided that no such amendment, modification or waiver which would:

                  (a) modify any requirement hereunder that any particular action be taken by all the Lenders or by the Required Lenders shall be effective unless consented to by each Lender;

                  (b) modify this Section 10.1, change the definition of "Required Lenders", release any Borrower or Guarantor, increase the Total Commitment Amount or the Percentage of any Lender, reduce or extend the due date of any fees described in Article III or extend the Commitment Termination Date or the Final Maturity Date shall be made without the consent of each Lender;

                  (c) extend the maturity date for, or reduce the amount of, any payment required under Section 2.2.2 or any other scheduled repayment or prepayment of principal of or interest on any Contract Loan (or reduce the principal amount of or rate of interest on any Contract
         Loan) shall be made without the consent of each Lender; or

                  (d) affect adversely the interests, rights or obligations of the Administrative Agent qua the Administrative Agent shall be made without consent of the Administrative Agent.

         No failure or delay on the part of the Administrative Agent, any Lender or the holder of any Note in exercising any power or right under this Agreement or any other Credit Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or


Exhibit 10(f)                        Page 46
further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrowers in any case shall entitle them to any notice or demand in similar or other circumstances. No waiver or approval by the Administrative Agent, any Lender or the holder of any Note under this Agreement or any other Credit Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder. All remedies of the Administrative Agent and the Lenders under the Credit Documents and Applicable Law are cumulative and remain available until the Obligations shall have been paid in full.

         SECTION X.2. Notices. All notices and other communications provided to any party hereto under this Agreement or any other Credit Document shall be in writing or by Telex or by facsimile and addressed, delivered or transmitted to such party at its address, Telex or facsimile number set forth below its signature hereto or set forth in the Assignment Agreement or at such other address, Telex or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by Telex or facsimile, shall be deemed given when transmitted (if such transmittal is confirmed by answerback in the case of Telexes and telephone in the case of facsimiles).

         SECTION X.3. Payment of Costs and Expenses. The Borrowers agree to pay on demand all reasonable expenses of the Administrative Agent (including the reasonable fees and charges of counsel to the Administrative Agent and of local counsel, if any, who may be retained by counsel to the Administrative Agent) in connection with

                  (a) the negotiation, preparation, execution and delivery of this Agreement and of each other Credit Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Credit Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated, and

                  (b) the preparation and review of the form of this Agreement or any other Credit Document.

The Borrowers further agree to pay, and to save the Administrative Agent and the Lenders harmless from all liability for, any stamp, documentary or other similar taxes which may be payable in connection with the execution or delivery of this Agreement, the borrowings hereunder, or the issuance of the Notes or any other Credit Document. The Borrowers also agree to reimburse the Administrative Agent and each Lender upon demand for all reasonable fees of financial advisors and reasonable out-of-pocket expenses (including reasonable attorneys' fees and legal expenses) incurred by the Administrative Agent or such Lender in connection with (x) the negotiation of any restructuring or "work-out", whether


Exhibit 10(f)                        Page 47
or not consummated, of any Obligations and (y) the enforcement of any Obligations.

         SECTION X.4. Indemnification. In consideration of the execution and delivery of this Agreement by each Lender and the extension of the Commitments, the Borrowers hereby indemnify, exonerate and hold the Administrative Agent, the Syndication Agent, the Documentation Agent and each Lender and each of their respective officers, directors, employees and agents (collectively, the "Indemnified Parties") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, whether arising at law or by statute, and reasonable expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and charges (collectively, the "Indemnified Liabilities"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to:

                  (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan;

                  (b) the entering into and performance of this Agreement and any other Credit Document by any of the Indemnified Parties (including any action brought by or on behalf of the Borrowers as the result of any determination by the Required Lenders pursuant to Article V not to fund any Borrowing but excluding any otherwise Indemnified Liabilities in respect of which the Borrowers shall have finally prevailed in an action or other proceeding by or against any Lender in respect of any additional or other amount claimed by such Lender under Article IV) or which solely arise from or are solely attributable to a Lender's willful failure to make a Loan required to be made hereunder;

                  (c) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by the Parent or any of its Subsidiaries of all or any portion of the stock or assets of any Person, whether or not the Administrative Agent or such Lender is party thereto of which investigation, litigation or proceeding each Indemnified Party shall notify the Borrowers reasonably promptly after a Responsible Officer of such Indemnified Party shall learn thereof;

                  (d) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the Release by the Parent or the Borrower or any Subsidiary thereof of any Hazardous Material of which investigation, litigation or proceeding each Indemnified Party shall notify the Parent or the Borrower reasonably promptly after a Responsible Officer of such Indemnified Party shall learn thereof; or

                  (e) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real


Exhibit 10(f)                        Page 48
         property owned or operated by the Parent or any Subsidiary thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, the Parent or such Subsidiary, except for any such Indemnified Liabilities finally determined by a court of competent jurisdiction to have arisen for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or willful misconduct. Where two or more Indemnified Parties are subject to the same action or proceeding they will, to the extent practicable and permitted under applicable professional legal ethical rules, engage but one law firm to represent such Indemnified Parties. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Parent and the Borrower hereby agree to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under Applicable Law.

         SECTION X.5. Survival. The obligations of the Borrowers under Sections 4.3, 4.4, 4.5, 4.6, 10.3 and 10.4, and the obligations of the Lenders under
Section 9.1, shall in each case survive any termination of this Agreement, the payment in full of all Obligations and the termination of all Commitments. The representations and warranties made by the Borrowers in this Agreement and in each other Credit Document shall survive the execution and delivery of this Agreement and each such other Credit Document.

         SECTION X.6. Severability. Any provision of this Agreement or any other Credit Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Credit Document or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION X.7. Headings. The various headings of this Agreement and of each other Credit Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Credit Document or any provisions hereof or thereof.

         SECTION X.8. Execution in Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be executed by the Borrowers and the Administrative Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION X.9. Governing Law; Entire Agreement. THIS AGREEMENT AND EACH OTHER CREDIT DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. This Agreement and the other Credit Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.


Exhibit 10(f)                        Page 49

         SECTION X.10. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided that:

                  (a) the  Borrowers  may not assign or  transfer  its rights or
         obligations   hereunder  without  the  prior  written  consent  of  the
         Administrative Agent and all Lenders; and

                  (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 10.11.

         SECTION X.11. Sale and Transfer of Contract Loans and Commitment; Participations in Contract Loans. Each Lender may assign, or sell participations in, its Contract Loans and Commitment to one or more other Persons in accordance with this Section 10.11.

         SECTION X.11.1. Assignments. Any Lender,. Assignments

                  (a) with notice to the Borrowers and the Administrative Agent and with the written consent of the Administrative Agent (which consent shall not be unreasonably delayed or withheld), may at any time assign and delegate to one or more Eligible Assignees, and

                  (b) with notice to the Borrowers and the Administrative Agent, but without the consent of the Administrative Agent, may assign and delegate to any of its Affiliates or to any other Lender

(each Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "Assignee Lender"), all or any portion of such Lender's Commitment and the rights and obligations related thereto under this Agreement and the other Credit Documents; provided that

                             (i) any such Assignee Lender will comply, if applicable, with the provisions contained in the last sentence of Section 4.6,

                            (ii) no such  assignment and delegation of a portion
                  of such Lender's Commitment or Contract Loans shall be in a principal amount of less than the Minimum Assignment Amount, unless such assignment and delegation is made to another Lender or the Borrowers shall consent thereto,

                           (iii) no Lender may make any assignment and delegation unless after giving effect thereto such Lender either (A) has no Commitment or (B) would continue to have a Commitment of not less than the Minimum Retained Amount unless the Borrowers shall consent thereto,


Exhibit 10(f)                        Page 50

                            (iv) each such assignment and delegation shall be of
                  a constant, and not a varying, percentage of the assigning Lender's Commitment and Contract Loans and such Lender's rights and assignable obligations with respect thereto; and

                             (v) the Borrowers and the Administrative Agent shall be entitled to continue to deal solely and directly with such assigning Lender in connection with the interests so assigned and delegated to an Assignee Lender until

                                    (A) written  notice of such  assignment  and
                           delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to the Borrowers and the Administrative Agent by such Lender and such Assignee Lender,

                                    (B) such Assignee Lender shall have executed
                           and delivered to the Borrowers and the Administrative Agent an Assignment Agreement, accepted by the Administrative Agent, which acceptance the Administrative Agent shall not unreasonably withhold or delay, and

                                    (C)  the  processing  fees  described  below
                           shall have been paid.

From and after the date that the Administrative Agent accepts such Assignment Agreement, (x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the Bid Trust Agreement and to the extent of the Commitment and, if any, Contract Loan(s) and related rights and obligations assigned and delegated to such Assignee Lender in connection with such Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Credit Documents, and (y) the assignor Lender, to the extent of the Commitment and, if any, Contract Loan(s) and related rights and obligations assigned and delegated by it in connection with such Assignment Agreement, shall be released from its obligations hereunder and under the other Credit Documents. Accrued interest on assigned Obligations, and accrued fees, shall be paid as provided in the Assignment Agreement or, if the Assignment Agreement does not so provide, to the relevant Assignee Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in the Note and in this Agreement. Such assignor Lender or such Assignee Lender must also pay a processing fee to the Administrative Agent upon delivery of any Assignment Agreement in the amount of $2,500. Any attempted assignment and delegation not made in accordance with this Section 10.11.1 shall be null and void.

                  (c) Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Lender") may grant to a special purpose funding vehicle (an "SPC"), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrowers, the option to provide to the Borrowers, all or any part of any Loan that


Exhibit 10(f)                        Page 51
         such Granting Lender would otherwise be obligated to make to the Borrowers pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In addition, notwithstanding anything to the contrary contained in this Section, any SPC may (i) with notice to, but without the prior written consent of, the Borrowers and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by the Borrowers and Administrative Agent, such consent not to be unreasonably withheld) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC.

         SECTION X.11.2. Participations. Any Lender may at any time sell to one or more Persons (each such Person being herein called a "Participant") participating interests in any of the Contract Loans, Commitment, or other interests of such Lender hereunder; provided that

                  (a) no participation contemplated in this Section 10.11 shall relieve such Lender from its Commitment or its other obligations hereunder or under any other Credit Document and such Lender shall be fully entitled to the benefits of this Agreement, including under Articles IV and X, as if no such participation had been sold,

                  (b) such Lender shall remain solely responsible for the performance of its Commitment and such other obligations,

                  (c) the Borrowers and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Credit Documents,

                  (d) such Lender may not agree with any Participant, unless such Participant is an Affiliate of such Lender, or is itself a Lender, that such Participant shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Credit Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, take any action which would modify Section 10.1, change the definition of


Exhibit 10(f)                        Page 52

         "Required Lenders", increase the Total Commitment Amount or the Percentage of any Lender, reduce any fees described in Article III, or extend the final scheduled due date for, or reduce the amount of, principal of or interest on any Contract Loan, and

                  (e) the Borrowers shall not be required to pay any amount under Sections 4.3, 4.5 and 4.6 that is greater than the amount which it would have been required to pay had no participating interest been sold.

         SECTION X.11.3. Federal Reserve Bank Assignments. Notwithstanding anything to the contrary contained or implied herein, any Lender may assign and pledge all or any portion of its Commitment and Loans, if any, and other rights related thereto to a Federal Reserve Bank; provided that such an assignment shall not relieve such Lender from its obligations hereunder. If, in order to effect such an assignment or pledge, a Lender requires a promissory note evidencing such Loans, then the Borrower will execute and deliver to such Lender a promissory note payable to the order of such Lender in a maximum principal amount equal, in the case of Contract Loans, to such Lender's then Commitment, and in the case of Bid Loans, the aggregate principal amount thereof and otherwise in the form of Exhibit A-1 or A-2, as the case may be, promptly following such Lender's request therefor. From and after the execution and delivery of such promissory note, such Lenders' Contract Loans or Bid Loans, as the case may be, shall be evidenced thereby and not by the Contract Note or the Bid Note, as the case may be.

         SECTION X.12. Confidentiality. The Administrative Agent and the Lenders shall hold all non-public information (which has been identified as such by the Borrowers) obtained pursuant to the requirements of this Agreement in accordance with their customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices and in any event may make disclosure to any of their examiners, Affiliates, outside auditors, counsel and other professional advisors in connection with this Agreement or as reasonably required by any bona fide prospective Eligible Assignee or Participant or any other Person acquiring an interest in any Loan by operation of law (a "Transferee") or as required or requested by any governmental agency or representative thereof or pursuant to legal process; provided that:

                  (a) unless specifically prohibited by Applicable Law, each Lender shall notify the Borrowers of any request by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information;

                  (b) prior to any such disclosure pursuant to this Section 10.12, each Lender shall require any such bona fide prospective Eligible Assignee or Participant or Transferee receiving a disclosure of non-public information to agree in writing:


Exhibit 10(f)                        Page 53

                            (i)  to be bound by this Section 10.12; and

                           (ii) to  require  such  Person to  require  any other
                  Person  to  whom  such  Person   discloses   such   non-public
                  information to be similarly bound by this Section 10.12; and

                  (c) except as may be required by an order of a court of competent jurisdiction and to the extent set forth therein, no Lender shall be obligated or required to return any materials furnished by the Borrowers or any Subsidiary thereof.

         SECTION X.13. Other Transactions. Nothing contained herein shall preclude the Administrative Agent or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Credit Document, with the Borrowers or any Affiliate thereof in which the Borrowers or such Affiliate is not restricted hereby from engaging with any other Person.

         SECTION X.14. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS OR THE BORROWERS MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE, SITTING IN NEW YORK CITY; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH PROPERTY MAY BE FOUND. THE BORROWERS HEREBY EXPRESSLY AND IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE, SITTING IN NEW YORK CITY FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREE TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWERS FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE BORROWERS HEREBY EXPRESSLY AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH THEY OR EITHER OF THEM MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWERS HAVE OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWERS HEREBY IRREVOCABLY WAIVE SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS.


Exhibit 10(f)                        Page 54

         SECTION X.15. Waiver of Jury Trial. THE ADMINISTRATIVE AGENT, THE LENDERS AND THE BORROWERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS OR THE BORROWERS. THE BORROWERS ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER CREDIT DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER CREDIT DOCUMENT.

         SECTION X.16. Governmental Regulation. Anything contained in this Agreement to the contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrowers in violation of any limitation or prohibition provided by any Applicable Law.























Exhibit 10(f)                        Page 55

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                   BORROWERS:
                                   ----------

                                        BERGEN BRUNSWIG DRUG COMPANY



                                        By___________________________________
                                          Title:

                                        Address:

                                                 4000 Metropolitan Drive
                                                 Orange, California  92668

                                        Telephone No.:  (714) 385-4000
                                        Facsimile No.:  (714) 385-8808

                                        Attention:  Eric J. Schmitt
                                                    Vice President, Treasurer


                                        BERGEN BRUNSWIG CORPORATION



                                        By___________________________________
                                          Title:

                                        Address:

                                                 4000 Metropolitan Drive
                                                 Orange, California  92668

                                        Telephone No.:  (714) 385-4000
                                        Facsimile No.:  (714) 978-7415

                                        Attention:  Neil F. Dimick
                                                    Executive Vice President,
                                                    Chief Financial Officer


Exhibit 10(f)                         S - 1

                              ADMINISTRATIVE AGENT:
                              ---------------------

                                        BANK OF AMERICA NATIONAL
                                        TRUST AND SAVINGS ASSOCIATION,
                                        as Administrative Agent



                                        By___________________________________
                                          Title:

                                        Address:

                                             Agency Management-Los Angeles #5618
                                             555 South Flower Street, 11th Floor
                                             Los Angeles, California 90071-2202

                                        Telephone No.: (213) 228-5245
                                        Facsimile No.: (213) 228-2299

                                        Attention: Gina Meador











Exhibit 10(f)                         S - 2

                                    LENDERS:
                                    --------



                                        BANK OF AMERICA NATIONAL
                                        TRUST AND SAVINGS ASSOCIATION



                                        By___________________________________
                                          Title:

                                        Credit Products-Health Care-
                                          Los Angeles #9173
                                        555 South Flower Street, 10th Floor
                                        Los Angeles, California 90071

                                        Telephone No.:  (213) 228-9737
                                        Facsimile No.:  (213) 228-2756

                                        Attention: Vanessa Meyer

                                        Domestic Lending Office:

                                            GPO Domestic Acct. Admin. #5693
                                            1850 Gateway Boulevard, 3rd Floor
                                            Concord, California 94520

                                        Telephone No.:  (925) 675-7729
                                        Facsimile No.:  (925) 675-7531

                                        Attention: Barbara Garibaldi

                                        Eurodollar Lending Office:

                                            GPO Domestic Acct. Admin. #5693
                                            1850 Gateway Boulevard, 3rd Floor
                                            Concord, California 94520

                                        Telephone No.:  (925) 675-7729
                                        Facsimile No.:  (925) 675-7531

                                        Attention: Barbara Garibaldi







Exhibit 10(f)                         S - 3

                                        THE CHASE MANHATTAN BANK



                                        By___________________________________
                                          Title:          Dawn Lee Lum
                                                          Vice President

                                        Domestic Office:

                                             Agent Bank Services
                                             One Chase Manhattan Plaza
                                             New York, New York 10081

                                        Telephone No.:  (212) 552-7322
                                        Facsimile No.:  (212) 552-7500

                                        Attention: Renee Pierre-Louis

                                        Eurodollar Office:

                                             Agent Bank Services
                                             One Chase Manhattan Plaza
                                             New York, New York 10081

                                        Telephone No.:  (212) 552-7322
                                        Facsimile No.:  (212) 552-7500

                                        Attention: Renee Pierre-Louis








Exhibit 10(f)                         S - 4

                                        WACHOVIA BANK, N.A.



                                        By___________________________________
                                          Title:

                                        Domestic Office:

                                                 191 Peachtree Street, N.E.
                                                 Atlanta, GA 30303

                                        Telephone No.:  (404) 332-5275
                                        Facsimile No.:  (404) 332-6898

                                        Attention: Eero Maki, Vice President

                                        Eurodollar Office:

                                                 191 Peachtree Street, N.E.
                                                 Atlanta, GA 30303

                                        Telephone No.:  (404) 332-5275
                                        Facsimile No.:  (404) 332-6898

                                        Attention: Eero Maki, Vice President







Exhibit 10(f)                         S - 5

                                        ABN AMRO BANK N.V.



                                        By___________________________________
                                          Title:

                                        Domestic Office:

                                                 208 South LaSalle, Suite 1500
                                                 Chicago, IL 60604-1003

                                        Telephone No.:  (312) 992-5110
                                        Facsimile No.:  (312) 992-5111

                                        Attention: Credit Administration

                                        Eurodollar Office:

                                                 208 South LaSalle, Suite 1500
                                                 Chicago, IL 60604-1003

                                        Telephone No.:  (312) 992-5110
                                        Facsimile No.:  (312) 992-5111

                                        Attention: Credit Administration






Exhibit 10(f)                         S - 6

                                        BANK OF MONTREAL



                                        By___________________________________
                                          Title:

                                        Domestic Office:

                                                 115 South LaSalle Street
                                                 Chicago, IL 60603

                                        Telephone No.:  (312) 750-3466
                                        Facsimile No.:  (312) 750-6057

                                        Attention: Heather Turf

                                        Eurodollar Office:

                                                 115 South LaSalle Street
                                                 Chicago, IL 60603

                                        Telephone No.:  (312) 750-3466
                                        Facsimile No.:  (312) 750-6057

                                        Attention: Heather Turf








Exhibit 10(f)                         S - 7

                                        FIRST UNION NATIONAL BANK



                                        By___________________________________
                                          Title:

                                        Domestic Office:

                                                 301 South College Street
                                                 Charlotte, NC 28288-0745

                                        Telephone No.:  (704) 383-1385
                                        Facsimile No.:  (704) 383-7236

                                        Attention: John E. Reid, Vice President

                                        Eurodollar Office:

                                                 301 South College Street
                                                 Charlotte, NC 28288-0745

                                        Telephone No.:  (704) 383-1385
                                        Facsimile No.:  (704) 383-7236

                                        Attention: John E. Reid, Vice President








Exhibit 10(f)                         S - 8

                                        BANCA NAZIONALE DEL LAVORO S.p.A.-
                                        NEW YORK BRANCH



                                        By___________________________________
                                          Title:

                                        Domestic Office:

                                                 25 West 51st Street
                                                 New York, NY 10019

                                        Telephone No.:  (212) 314-0734
                                        Facsimile No.:  (212) 765-2978

                                        Attention: Roberto Mancone

                                        Eurodollar Office:

                                                 25 West 51st Street
                                                 New York, NY 10019

                                        Telephone No.:  (212) 314-0734
                                        Facsimile No.:  (212) 765-2978

                                        Attention: Roberto Mancone







Exhibit 10(f)                         S - 9

                                        BANCO POPULAR DE PUERTO RICO



                                        By___________________________________
                                          Title:


                                        By___________________________________
                                          Title:

                                        Domestic Office:

                                                 7 West 51st - 3rd Floor
                                                 New York, NY 10019

                                        Telephone No.:  (212) 445-1972
                                        Facsimile No.:  (212) 315-3630

                                        Attention: Margarita Tobar, AVP

                                        Eurodollar Office:

                                                 7 West 51st - 3rd Floor
                                                 New York, NY 10019

                                        Telephone No.:  (212) 445-1972
                                        Facsimile No.:  (212) 315-3630

                                        Attention: Margarita Tobar, AVP







Exhibit 10(f)                         S - 10

                                        BANK OF HAWAII



                                        By___________________________________
                                          Title:

                                        Domestic Office:

                                                 130 Merchant Street, 20th Floor
                                                 Honolulu, HI 96813

                                        Telephone No.:  (808) 537-8237
                                        Facsimile No.:  (808) 537-8301

                                        Attention: Robert M. Wheeler, III

                                        Eurodollar Office:

                                                 130 Merchant Street, 20th Floor
                                                 Honolulu, HI 96813

                                        Telephone No.:  (808) 537-8237
                                        Facsimile No.:  (808) 537-8301

                                        Attention: Robert M. Wheeler, III




Exhibit 10(f)                         S - 11

                                        THE BANK OF NEW YORK



                                        By___________________________________
                                          Title:

                                        Domestic Office:

                                                 10990 Wilshire Boulevard, #112
                                                 Los Angeles, CA 90024

                                        Telephone No.:  (310) 996-8659
                                        Facsimile No.:  (310) 996-8667

                                        Attention:  Rebecca K. Levine

                                        Eurodollar Office:

                                                 One Wall Street
                                                 22nd Floor
                                                 New York, New York  10286

                                        Telephone No.: (212) 635-6742
                                        Facsimile No.: (212) 635-6399

                                        Attention: Dawn Hertling






Exhibit 10(f)                         S - 12

                                        THE BANK OF NOVA SCOTIA



                                        By___________________________________
                                          Title:

                                        Domestic Office:

                                                 580 California Street
                                                 Suite 2100
                                                 San Francisco, CA 94104

                                        Telephone No.:  (415) 986-1100
                                        Facsimile No.:  (415) 397-0791

                                        Attention: Robert P. Reynolds

                                        Eurodollar Office:

                                                 Scotiabanc, Inc.
                                                 Suite 2700
                                                 600 Peachtree Street N.E.
                                                 Atlanta, GA 30308

                                        Telephone No.:  (404) 877-1542
                                        Facsimile No.:  (404) 888-8998

                                        Attention: Kathy Clark






Exhibit 10(f)                         S - 13

                                        FLEET NATIONAL BANK



                                        By___________________________________
                                          Title:

                                        Domestic Office:

                                                 One Federal Street
                                                 Boston, MA 02110

                                        Telephone No.:  (617) 346-4619
                                        Facsimile No.:  (617) 346-4699

                                        Attention: Carol Paige,
                                                           Senior Vice President

                                        Eurodollar Office:

                                                 One Federal Street
                                                 Boston, MA 02110

                                        Telephone No.:  (617) 346-5490
                                        Facsimile No.:  (617) 346-5666

                                        Attention: Leroy Thompson,
                                                           Loan Administrator







Exhibit 10(f)                         S - 14

                                        MELLON BANK, N.A.



                                        By___________________________________
                                          Title:

                                        Domestic Office:

                                                 Three Mellon Bank, Rm. 1203
                                                 Pittsburgh, PA 15259

                                        Telephone No.: (412) 234-7365
                                        Facsimile No.: (412) 209-6122

                                        Attention: Loan Administration

                                        Eurodollar Office:

                                                 Three Mellon Bank, Rm. 1203
                                                 Pittsburgh, PA 15259

                                        Telephone No.: (412) 234-7365
                                        Facsimile No.: (412) 209-6122

                                        Attention: Loan Administration







Exhibit 10(f)                         S - 15

                                        NATIONAL CITY BANK OF PENNSYLVANIA



                                        By___________________________________
                                          Title:

                                        Domestic Office:

                                                 National City Center
                                                 20 Stanwix Street
                                                 Pittsburgh, PA 15222-4802

                                        Telephone No.:  (412) 644-7741
                                        Facsimile No.:  (412) 355-2283

                                        Attention: David G. Hammer,
                                                           Vice President

                                        Eurodollar Office:

                                                 National City Center
                                                 20 Stanwix Street
                                                 Pittsburgh, PA 15222-4802

                                        Telephone No.:  (412) 644-7741
                                        Facsimile No.:  (412) 355-2283

                                        Attention: David G. Hammer,
                                                           Vice President






Exhibit 10(f)                         S - 16

                                         THE NORTHERN TRUST COMPANY



                                         By___________________________________
                                           Title:

                                         Domestic Office:

                                                  50 South LaSalle Street
                                                  Chicago, IL 60675

                                         Telephone No.:  (312) 444-5033
                                         Facsimile No.:  (312) 444-5055

                                         Attention: David J. Mitchell

                                         Eurodollar Office:

                                                  50 South LaSalle Street
                                                  Chicago, IL 60675

                                         Telephone No.:  (312) 444-5033
                                         Facsimile No.:  (312) 444-5055

                                         Attention: David J. Mitchell




Exhibit 10(f)                         S - 17

                                        SUNTRUST BANK, CENTRAL FLORIDA, N.A.



                                        By___________________________________
                                          Title:

                                        Domestic Office:

                                                 200 South Orange Avenue
                                                 Orlando, FL 32801

                                        Telephone No.:  (407) 237-5041
                                        Facsimile No.:  (407) 237-6894

                                        Attention: Richard A. Anderson, Jr.

                                        Eurodollar Office:

                                                 200 South Orange Avenue
                                                 Mail Code 1108
                                                 Orlando, FL 32801

                                        Telephone No.:  (407) 237-5041
                                        Facsimile No.:  (407) 237-6894

                                        Attention: Richard A. Anderson, Jr.







Exhibit 10(f)                         S - 18

                                        WELLS FARGO BANK, N.A.



                                        By___________________________________
                                          Title:



                                        By___________________________________
                                          Title:

                                        Domestic Office:

                                                 707 Wilshire Blvd., 16th Floor
                                                 MAC 2818-165
                                                 Los Angeles, California  90017

                                        Telephone No.:  (213) 614-2872
                                        Facsimile No.:  (213) 623-5674

                                        Attention: Frieda Youlios
                                                           Vice President

                                        Eurodollar Office:

                                                 707 Wilshire Blvd., 16th Floor
                                                 MAC 2818-165
                                                 Los Angeles, California  90017

                                        Telephone No.:  (213) 614-2872
                                        Facsimile No.:  (213) 623-5674

                                        Attention: Frieda Youlios
                                                           Vice President






Exhibit 10(f)                         S - 19

                                        THE FIFTH THIRD BANK



                                        By___________________________________
                                          Title:

                                        Domestic Office:

                                                 38 Fountain Square Plaza
                                                 Cincinnati, OH 45263

                                        Telephone No.:  (513) 579-5389
                                        Facsimile No.:  (513) 579-5226

                                        Attention: Jennifer Pund

                                        Eurodollar Office:

                                                 38 Fountain Square Plaza
                                                 Cincinnati, OH 45263

                                        Telephone No.:  (513) 579-5389
                                        Facsimile No.:  (513) 579-5226

                                        Attention: Jennifer Pund








Exhibit 10(f)                         S - 20

                                        BANCA DI ROMA-SAN FRANCISCO



                                        By___________________________________
                                          Title:

                                        Domestic Office:

                                                 One Market
                                                 Steuart Tower, Suite 1000
                                                 San Francisco, CA 94105

                                        Telephone No.:  (415) 977-7306
                                        Facsimile No.:  (415) 357-9869

                                        Attention: Mr. Augusto Bianchi,
                                                           First Vice President

                                        Eurodollar Office:

                                                 One Market
                                                 Steuart Tower, Suite 1000
                                                 San Francisco, CA 94105

                                        Telephone No.:  (415) 977-7306
                                        Facsimile No.:  (415) 357-9869

                                        Attention: Mr. Augusto Bianchi,
                                                           First Vice President





Exhibit 10(f)                         S - 21

                                            VIA BANQUE



                                            By__________________________________
                                                     Christel Prot
                                              Title: Sous Directeur

                                            Domestic Office:

                                                     Via Banque
                                                     10, rue Volney 75002
                                                     Paris, France

                                            Telephone No.:  (33 1) 49 26 29 13
                                            Facsimile No.:  (33 1) 49 26 29 95

                                            Attention: Jocelyne Plissard

                                            Eurodollar Office:

                                                     Via Banque
                                                     10, rue Volney 75002
                                                     Paris, France

                                            Telephone No.:  (33 1) 49 26 38 53
                                            Facsimile No.:  (33 1) 49 26 29 95

                                            Attention: Jocelyne Plissard




Exhibit 10(f)                         S - 22

                                                                      SCHEDULE I


                                  DEFINED TERMS


         "Administrative Agent" is defined in the preamble and includes each other Person as shall have subsequently been appointed as the successor Administrative Agent pursuant to Section 9.4.

         "Affected Lender" means (x) any Lender that has given notice to the Borrower pursuant to or is entitled to the benefits of Section 4.1, 4.3, 4.4,
4.5 or 4.6 if, as a result thereof, the Borrowers have become obligated to pay such Lender any amounts, or the obligations of such Lender to make or continue, or convert Loans into, Eurodollar Rate Loans has been suspended, (y) any Lender that has given notice that it will not make its Loan(s) as a result of such Lender's determination that the conditions precedent to a Borrowing will not be satisfied, or (z) any Lender that has willfully failed to make any Loan required to be made hereunder if such failure shall continue for at least 2 Business Days after the Borrowers shall have given written notice thereof to such Lender.

         "Affecting Event" means the event or condition giving rise to a notice under Section 4.1, 4.3, 4.4, 4.5 or 4.6 from any Affected Lender.

         "Affiliate" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan). For purposes of this definition of the term "Affiliate", a Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power:

                  (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or

                  (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "Agreement" means the Credit Agreement to which this Schedule is attached, including this Schedule and the other Schedules and Exhibits thereto.

         "Applicable Law" means, relative to any Person or matter, any law, rule, regulation, order, decree, subpoena or other requirement having the force of law relating to such Person or matter and, if applicable, any interpretation thereof by any Person having jurisdiction with respect thereto or charged with the administration or interpretation thereof.



Exhibit 10(f)-Schedule 1             Page 1

         "Applicable Margin" means, relative to any Base Rate Loan or Eurodollar Rate Loan, the applicable margin (expressed in basis points) per annum as set forth in the table below based on the Parent's then Senior Debt Rating:

         Senior Debt Rating
         ------------------
                                             Base Rate         Eurodollar
         Moody's            S&P              Loan              Rate Loan
         -------            ---              ---------         ---------
         A2 or higher       A or higher         0.0               29.0
         A3                 A-                  0.0               32.0
         Baa1               BBB+                0.0               40.0
         Baa2               BBB                 0.0               50.0
         Baa3               BBB-                0.0               72.5
         Below Baa3         Below BBB-         50.0               80.0

         ; provided that, for purposes of determining such applicable margin, if Moody's and S&P have split Senior Debt Ratings with a difference of only one rating tier, the higher Senior Debt Rating will be determinative and the lower Senior Debt Rating will be disregarded; and provided, further, that if Moody's and S&P have split Senior Debt Ratings with a difference of more than one rating tier, one rating tier below the higher Senior Debt Rating will be determinative and both Senior Debt Ratings will be disregarded.

         "Assignee Lender" is defined in Section 10.11.1.

         "Assignment Agreement" means an Assignment Agreement substantially in the form of Exhibit F.

         "Authorized Officer" means, relative to the Parent or Bergen Drug, as the case may be, those of its officers whose signatures and incumbency shall have been certified to the Administrative Agent and the Lenders pursuant to
Section 5.1.1.

         "Bank of America" is defined in the preamble.

         "Base Rate" means, on any date and with respect to all Base Rate Loans, a fluctuating rate of interest per annum equal to the higher of:

                  (a) the rate of interest most recently announced by Bank of America at its Domestic Office as its reference rate for Dollar loans; and
                  (b) the Federal Funds Rate most recently determined by the Administrative Agent plus 0.50%.

The Base Rate is not necessarily intended to be the lowest rate of interest in connection with extensions of credit. Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Base Rate. The Administrative Agent will give notice promptly to the Borrowers and the Lenders of changes in the Base Rate.



Exhibit 10(f)-Schedule 1             Page 2

         "Base Rate Loan" means a Loan bearing interest at a fluctuating rate determined by reference to the Base Rate.

         "Beneficial Owner" shall have the meaning assigned thereto in Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934 as in effect on the date hereof.

         "Bid Acknowledgment" means an acknowledgment, duly completed and executed by an Authorized Officer of each Borrower, of such Borrower's acceptance of a Bid Offer, substantially in the form of Exhibit B-3.

         "Bid Borrowing" means Bid Loans having the same Stated Maturity Date and made on the same Business Day by one or more Lenders pursuant to the same Bid Borrowing Request.

         "Bid Borrowing Request" means a Bid Offer request and certificate, duly completed and executed by an Authorized Officer of each Borrower, substantially in the form of Exhibit B-1.

         "Bid Loan" means a Loan made by a Lender to the Borrowers as a result of the procedure set forth in Section 2.7.

         "Bid  Offer"   means  an  Offer  by  a  Lender  to  make  a  Bid  Loan,
substantially in the form of Exhibit B-2.

         "Bid Note" is defined in Section 2.6.2.

         "Bid Rate" means, relative to any Bid Loan of any Lender, the fixed rate of interest (expressed to the nearest 1/10,000 of 1%) offered by such Lender in its Bid Offer to make such Bid Loan.

         "Borrower" means, prior to PharMerica's execution of the Joinder Agreement, each of the Parent and Bergen Drug and after PharMerica's execution of the Joinder Agreement, each of the Parent, Bergen Drug and PharMerica.

         "Borrowers" is defined in the preamble, as modified by the immediately preceding definition.

         "Borrowing" means a Bid Borrowing, a Contract Borrowing or a Swing Borrowing, as the context may require or allow.

         "Borrowing Request" means a Bid Borrowing Request, a Contract Borrowing Request or a Swing Borrowing Request, as the context may require or allow.

         "Business Day" means:




Exhibit 10(f)-Schedule 1             Page 3

                  (a) any day which is neither Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in Los Angeles, California or New York, New York; and

                  (b) relative to the making, continuing, prepaying or repaying of any Eurodollar Rate Loans, any day on which dealings in Dollars are carried on in the London interbank market.

         "Capitalized Lease Liabilities" means all monetary obligations of the Parent and its Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, are or would be classified as capitalized leases.

         "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980.

         "CERCLIS" means the Comprehensive Environmental Response Compensation Liability Information System List.

         "Code" means the Internal Revenue Code of 1986.

         "Commitment" is defined in Section 2.1.1.

         "Commitment Termination Date" means April 22, 2000, as such date may be extended pursuant to Section 2.8;

         "Commitment Termination Event" means:

                  (a) the  occurrence  of any  Event  of  Default  described  in
         Section  8.1.8  with  respect  to  the  Parent,   Bergen  Drug  or  any
         Significant Subsidiary; or

                  (b) the occurrence and continuance of any other Event of Default which has not been cured and either

                            (i) the declaration of the Contract Loans to be due and payable pursuant to Section 8.3, or

                           (ii) in the absence of such  declaration,  the giving
                  of notice by the Administrative Agent, acting at the direction of the Required Lenders, to the Borrowers that the Commitments have been terminated.

         "Contingent Liability" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor or purchaser of assets against loss) the debt, obligation or other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person



Exhibit 10(f)-Schedule 1             Page 4
or undertakes or agrees (contingently or otherwise) to purchase, repurchase, or otherwise acquire any Indebtedness, obligation or liability or any security therefor, or to provide funds for the payment or discharge thereof (whether in form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain solvency, assets, level of income, or other financial condition, or to make payment or pledge other than for value received. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be determined in accordance with GAAP.

         "Continuing Director" means a director of the Parent who either (a) was a member of the Parent's board of directors before the Effective Date and has been such continuously thereafter or (b) became a director after the Effective Date and whose election or nomination for election was approved by a vote of the majority of the Continuing Directors then members of the Parent's board of directors.

         "Contract Borrowing" means Contract Loans of the same type and, in the case of Eurodollar Rate Loans, having the same Interest Period made by all Lenders on the same Business Day pursuant to the same Contract Borrowing Request pursuant to Section 2.1.

         "Contract Borrowing Request" means a loan request and certificate, duly completed and executed by an Authorized Officer of such Borrower, substantially in the form of Exhibit C-1.

         "Contract   Continuation/Conversion   Notice"   means   a   notice   of
continuation or conversion and certificate duly completed and executed by an Authorized Officer of each Borrower, substantially in the form of Exhibit C-2.

         "Contract Loan" is defined in Section 2.1.1.

         "Contract Note" is defined in Section 2.6.1.

         "Controlled   Group"  means  all  members  of  a  controlled  group  of
corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Parent, are treated as a single employer under section 414(b) or 414(c) of the Code or section 4001 of ERISA.

         "Credit Document" means this Agreement, each Note, the Guaranty, the Joinder Agreement and each other agreement, document or instrument delivered in connection with this Agreement, each Note and the Guaranty.

         "Debt" of any Person means any Indebtedness of such Person of the type described in clause (a) or (c) of the definition thereof or any Contingent Liability of such Person in respect of such Indebtedness.




Exhibit 10(f)-Schedule 1             Page 5

         "Default" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

         "Disclosure Schedule" means the Disclosure Schedule attached to the Agreement as Schedule II, as it may be amended, supplemented or otherwise modified from time to time by the Borrowers with the written consent of the Administrative Agent and the Required Lenders.

         "Documentation Agent" is defined in the preamble.

         "Dollar" and the sign "$" mean lawful money of the United States.

         "Domestic Office" means, relative to any Lender, the office of such Lender designated as such below its signature hereto or designated in the Assignment Agreement or such other office of a Lender within the United States as may be designated from time to time by notice from such Lender to the Parent and the Borrower and the Administrative Agent.

         "EBIT" means, for any period, consolidated earnings of the Parent and its Subsidiaries for such period before interest and taxes (including, without limitation and without duplication, all interest paid by the Parent under its subordinated debt securities issued to the Trusts and all payments by the Parent of dividends and distributions with respect to the Guaranteed Preferred Securities), before up to $93,000,000 of certain non-cash charges taken by the Borrower in its Fiscal Quarter ending September 30, 1998 and before up to $50,000,000 of extraordinary, non-cash charges in any Fiscal Year associated with acquisitions.

         "Effective Date" is defined in the preamble.

         "Eligible Assignee" means a bank, thrift, insurance company, finance company, investment fund, money market mutual fund or similar Person incorporated or organized under the laws of the United States of America, any state or other political subdivision thereof or another member country of the OECD.

         "Environmental Laws" means all applicable Federal, state or local statutes, laws, ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders) relating to public health and safety and protection of the environment.

         "ERISA" means the Employee Retirement Income Security Act of 1974.

         "Eurodollar Office" means, relative to any Lender, the office of such Lender designated as such below its signature hereto or designated in the Assignment Agreement or such other office of a Lender as designated from time to time by notice from such Lender to the Borrowers and the Administrative Agent,



Exhibit 10(f)-Schedule 1             Page 6
whether or not outside the United States, which shall be making or maintaining Eurodollar Rate Loans of such Lender hereunder.

         "Eurodollar Rate" means, relative to any Contract Loan to be made, continued or maintained as, or converted into, a Eurodollar Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) equal to the average of the rates per annum at which Dollar deposits in immediately available funds are offered to each Reference Lender's Eurodollar office in the London interbank market as at or about 11:00 a.m., London time, two Business Days prior to the beginning of such Interest Period for delivery on the first day of such Interest Period, and in an amount approximately equal to the amount of such Reference Lender's Eurodollar Rate Loan and for a period approximately equal to such Interest Period.

         "Eurodollar Rate Loan" means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the Eurodollar Rate.

         "Event of Default" is defined in Section 8.1.

         "Facility Rate"means, at any time, the applicable rate (expressed in basis points) set forth in the table below based on the Parent's then Senior Debt Rating:

         Senior Debt Rating
         ------------------
         Moody's                   S&P                  Percentage Rate
         -------                   ---                  ---------------
         A2 or higher              A or higher                6.0
         A3                        A-                         8.0
         Baa1                      BBB+                       10.0
         Baa2                      BBB                        12.5
         Baa3                      BBB-                       15.0
         Below Baa3                Below BBB-                 20.0

         ; provided that, for purposes of determining such percentage rate, if Moody's and S&P have split Senior Debt Ratings with a difference of only one rating tier, the higher Senior Debt Rating shall be determinative and the lower Senior Debt Rating shall be disregarded; and provided, further, if Moody's and S&P have split Senior Debt Ratings with a difference of more than one rating tier, one rating tier below the higher Senior Debt Rating will be determinative and both Senior Debt Ratings will be disregarded.

         "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to:



Exhibit 10(f)-Schedule 1             Page 7

                  (a) the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

                  (b) if such rate is not so published for any day which is a Business Day, the average of the quotations at 10:00 a.m., New York time, for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

         "Final Maturity Date" means the earlier of:

                  (a)  the Commitment Termination Date; and

                  (b) the date to which the Final Maturity Date may be accelerated pursuant to Section 8.2 or 8.3.

         "Fiscal Quarter" means any quarter of a Fiscal Year.

         "Fiscal Year" means any period of twelve consecutive calendar months ending on September 30; references to a Fiscal Year with a number corresponding to any calendar year (e.g. the "1994 Fiscal Year") refer to the Fiscal Year ending on the September 30 occurring during such calendar year.

         "$400,000,000 Senior Credit Facility" means that certain Amended and Restated Credit Agreement, dated as of September 30, 1994 as Amended by that certain Fourth Amendment dated as of April 23, 1999 by and among Bergen Drug, the Parent, the lenders party thereto, Bank of America National Trust and Savings Association, as agent, including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, and in each case as amended modified, renewed, refunded, replaced or refinanced from time to time (together with any amendment, modification, renewal, refunding, replacement, refinancing to or of any of the foregoing).

         "F.R.S. Board" means the Board of Governors of the Federal Reserve System.

         "Funded Debt" means, on any date, the consolidated long-term Debt of the Parent and its Subsidiaries including current maturities of such long-term Debt, but excluding intercompany Debt, on such date.

         "GAAP" means generally accepted accounting principles applied in the preparation of the financial statements of the Parent and its Subsidiaries required pursuant to Section 7.1.1(b).

         "General Corporate Purposes" means, subject to the terms and conditions of this Agreement, making or financing any payment for or in respect of working



Exhibit 10(f)-Schedule 1             Page 8
capital, capital expenditures, acquisitions, stock repurchases, refinancing Indebtedness or any other general corporate purpose.

         "Guaranteed Preferred Securities" means the preferred securities issued by Bergen Capital Trust I, Bergen Capital Trust II and Bergen Capital Trust III (collectively, the "Trusts") pursuant to the Form S-3 Registration Statement filed by the Parent and the Trusts with the Securities and Exchange Commission on March 12, 1999.

         "Guaranty" means a guaranty of a Subsidiary of the Parent executed pursuant to the terms of Section 7.1.10, in the form of Exhibit D, of the Indebtedness and other Obligations of the Borrowers under this Agreement, each Note and the other Credit Documents to which they are a party.

         "Hazardous Material" means:

                  (a)  any "hazardous substance", as defined by CERCLA;

                  (b)  any  "hazardous   waste",  as  defined  by  the  Resource
Conservation and Recovery Act;

                  (c)  any petroleum product; or

                  (d) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any other applicable Federal, state or local statute, law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended or hereafter amended.

         "Hedging Obligations" means all monetary obligations under any interest rate protection agreement or currency exchange agreement or similar agreement providing for the protection against fluctuations in interest or currency exchange rates.

         "Impermissible Change of Control" means any of the following shall occur:

                  (a) Bergen Drug shall cease for any reason to be a wholly-owned Subsidiary of the Parent;

                  (b) any Person or group (within the meaning of Rule 13d-5 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) shall be or become the Beneficial Owner of issued and outstanding capital stock of the Parent representing 20% or more of the voting power in elections for directors of the Parent on a fully diluted basis (other than (x) Robert E. Martini or the estate of Emil



Exhibit 10(f)-Schedule 1             Page 9

         Martini or (y) solely as a result of the conversion of the Parent's Class B common stock outstanding on the date hereof into Class A common stock of the Parent);

                  (c) a majority of the Parent's board of directors shall cease to be comprised of Continuing Directors; or

                  (d) any event or condition relating to a change of control of the Parent or Bergen Drug which requires or permits the holder or holders of Indebtedness of the Parent or any of its Subsidiaries in an aggregate principal amount of $10,000,000 or more, or any agent or trustee for such holders, to require the purchase or repurchase of such Indebtedness prior to its expressed maturity from such holder or holders.

          "Impermissible Qualification" means, relative to the opinion or certification of any independent public accountant as to any financial statement of the Parent, any qualification or exception to such opinion or certification:

                  (a)  which is of a "going concern" or similar nature;

                  (b) which relates to the limited scope of examination of matters relevant to such financial statement; or

                  (c) which  relates to the treatment or  classification  of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause the Borrower to be in default of any of its obligations under Section 7.2.3.

         "Indebtedness" of any Person means, without duplication:

                  (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

                  (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit (exclusive of documentary letters of credit), whether or not drawn, and banker's acceptances issued for the account of such Person;

                  (c) all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as Capitalized Lease Liabilities;

                  (d)  net   liabilities   of  such  Person  under  all  Hedging
         Obligations;

                  (e) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services (other than trade payables incurred in



Exhibit 10(f)-Schedule 1             Page 10
         the ordinary course of business), and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

                  (f) all Contingent Liabilities of such Person in respect of any of the foregoing; and

                  (g) Indebtedness consisting of recourse obligations in respect of any Permitted Receivables Transaction, but only to the extent that such obligations constitute a liability under GAAP.

         "Indemnified Liabilities" is defined in Section 10.4.

         "Indemnified Parties" is defined in Section 10.4.

         "Interest Coverage Ratio" means, for any period, the ratio of

                            (i)  EBIT for such period

         to

                           (ii) Interest Expense for such period.

         "Interest Expense" means all financing costs associated with Indebtedness, including, without limitation, interest, amortization of underwriting fees and discounts, amortization of original issue discount, amendment fees, receivable program fees, commercial paper fees and other similar expenses and, without duplication, all payments by the Parent of dividends and distributions with respect to the Guaranteed Preferred Securities.

         "Interest Period" means, relative to any Eurodollar Rate Loans, the period from the date on which such Eurodollar Rate Loan is made or continued as, or converted into, a Eurodollar Rate Loan pursuant to Section 2.3 or 2.4 to the day which numerically corresponds to such date that is one, two, three or six months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month) (and any other period that is less than 30 days for which the Administrative Agent shall have determined that funding therefor is available to the Lenders), as the Borrower may select in its relevant notice pursuant to Section 2.3 or 2.4; provided that:

                  (a) the Borrowers shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than 5 different dates in respect of Eurodollar Rate Loans;


Exhibit 10(f)-Schedule 1             Page 11

                  (b) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless, if such Interest Period applies to Eurodollar Rate Loans, such next following Business Day is the first Business Day of the next calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

                  (c) no Interest Period may end later than the Final Maturity Date.

         "Joinder Agreement" means a joinder agreement to be executed by PharMerica, substantially in the form of Exhibit H.

         "Lenders" is defined in the preamble.

         "Leverage Ratio" means, on any date, the ratio of Funded Debt of the Parent and its Subsidiaries on such date to Total Capital of the Parent and its Subsidiaries on such date.

         "Lien" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), lessor's interest under a capitalized lease, charge against or interest in property to secure payment of a debt or performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever.

         "Loan" means a Bid Loan or a Contract Loan, as the context may require or allow.

         "Margin Stock" means "margin stock" within the meaning of Regulation U of the F.R.S. Board.

         "Materially Adverse Effect" means a materially adverse change (i) in the consolidated condition (financial or otherwise), business, operations or prospects of the Parent and its Subsidiaries taken as a whole since September 30, 1998 or (ii) in the ability of the Parent or Bergen Drug to duly and punctually pay and perform their respective Obligations.

         "Minimum Assignment Amount" means $10,000,000 (or, if less, 5% of the Commitments then in effect of all Lenders).

         "Minimum Net Worth Target" means, on any date, the sum of (a) $629,000,000 plus (b) an amount equal to 50% of cumulative consolidated positive earnings of the Parent and its Subsidiaries after September 30, 1998.

         "Minimum Retained Amount" means $10,000,000 or, if less, 5% of the Commitments then in effect of all Lenders.

         "Moody's" means Moody's Investors Service, Inc.


Exhibit 10(f)-Schedule 1             Page 12

         "Net Asset Sale Proceeds" means the net cash proceeds (i.e., gross cash proceeds minus reasonable related costs and expenses and related taxes thereon) received in connection with a Permitted Asset Sale described in clause (a) of the definition thereof.

         "Net Worth" means, on any date, consolidated net worth of the Parent and its Subsidiaries as is or would be shown on the consolidated balance sheet of the Parent and its Subsidiaries as of such date in accordance with GAAP plus, from and after September 30, 1998, to the extent deducted in the calculation thereof, up to $50,000,000 per Fiscal Year of non-cash charges associated with acquisitions, plus, without duplication, the aggregate outstanding face amount of the Guaranteed Preferred Securities.

         "Note" means any Bid Note, any Contract Note or the Swing Note, as the context may require or allow.

         "Obligations" means all obligations (monetary or otherwise) of the Parent and the Borrower arising under or in connection with this Agreement, the Notes, the Guaranty and each other Credit Document.

         "OECD" means the Organization for Economic Cooperation and Development.

         "Organic Document" means, relative to the Parent or Bergen Drug, as the case may be, its certificate of incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock.

         "Participant" is defined in Section 10.11.

         "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

         "Pension  Plan"  means a  "pension  plan",  as such term is  defined in section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in section 4001(a)(3) of ERISA), and to which the Parent or any corporation, trade or business that is, along with the Parent, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

         "Percentage" means, relative to any Lender at any time, the portion (expressed as a percentage) of the then Total Commitment Amount representing such Lender's then Commitment, being the percentage set opposite its name on
Schedule III hereto, or, if such Lender has executed an Assignment Agreement, as indicated on the most recent Assignment Agreement executed by such Lender.



Exhibit 10(f)-Schedule 1             Page 13

        "Permitted Asset Sale" means any of the following:

                  (a) any sale or other disposition by the Parent and its Subsidiaries the proceeds of which, when added to the aggregate proceeds of all other such sales or dispositions (other than any Permitted Receivables Transaction or any sale or disposition of the kind described in clause (c) or (d) of this definition) after September 30, 1998, exceeds an amount equal to 15% of the Parent's Net Worth on September 30, 1998, if an amount equal to 75% of the Net Asset Sale Proceeds therefrom is used to repay Loans pursuant to Section 3.1.1(c) and/or results in a reduction of the Total Commitment Amount pursuant to Section 2.2.2;

                  (b) any sale or other disposition by the Parent and its Subsidiaries the proceeds of which, when added to the aggregate proceeds of all other such sales or dispositions (other than any Permitted Receivables Transaction or any sale or disposition of the kind described in clause (c) or (d) of this definition) after September 30, 1998, does not exceed an amount equal to 15% of the Parent's Net Worth on September 30, 1998;

                  (c) any sale or other disposition of inventory in the ordinary course of business, including any new distribution arrangements developed in the future to provide goods and services to customers, including without limitation, start-up payments, selling concessions, sale or return or consignment arrangements, pharmacy management and outsourcing services, stockless inventory systems and deferred billing or delayed payment terms; and

                  (d) any sale or other  disposition  of any  property  which is
         obsolete   or   replaced    with   similar    property    substantially
         contemporaneously therewith.

         "Permitted Receivables Transaction" means any agreement of the Parent or any of its Subsidiaries providing for sales, transfers or conveyances of up to $150,000,000 of receivables purporting to be sales (and considered sales under GAAP).

         "Person" means any natural person, corporation, partnership, firm, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

         "PharMerica" means PharMerica, Inc., a Delaware corporation.

         "PharMerica Acquisition" means the acquisition of PharMerica by the Parent pursuant to the terms of that certain [describe acquisition/merger agreement].


Exhibit 10(f)-Schedule 1             Page 14

         "PharMerica Credit Agreement" means that certain credit agreement dated as of December 3, 1997 by and among PharMerica, the lenders party thereto, CIBC Oppenheimer Corp., as syndication agent, Bank of America, as documentation agent and The Chase Manhattan Bank, as administrative agent, as same has been amended prior to the date hereof.

         "PharMerica Indenture" means that certain Indenture dated as of March 31, 1998, among PharMerica, certain Subsidiaries of PharMerica and Harris Trust and Savings Bank, as trustee, pursuant to which the PharMerica Subordinated Notes were issued.

         "PharMerica Subordinated Notes" means those certain 8 3/8% Senior Subordinated Notes due 2008 in the aggregate principal amount of $325,000,000 issued by PharMerica pursuant to the PharMerica Indenture.

         "Plan" means any Pension Plan or Welfare Plan.

         "Quarterly Payment Date" means the last day of each March, June, September and December or, if any such day is not a Business Day, the next succeeding Business Day.

         "Reference Lender" means Bank of America and up to two other Lenders nominated as Reference Lenders from time to time by Bank of America.

         "Release" means a "release", as such term is defined in CERCLA.

         "Replacement Lender" is defined in Section 4.10(b).

         "Required Lenders" means, at any time when the Commitments shall remain in effect, Lenders holding more than 50% of the then aggregate outstanding principal amount of the Contract Note, or, if no such principal amount is then outstanding, Lenders having Commitments constituting more than 50% of the Total Commitment Amount or, at any time when the Commitments of the Lenders shall have terminated pursuant to Section 8.2 or 8.3, Lenders holding more than 50% of the aggregate principal amount of the Loans then outstanding.

         "Resource   Conservation   and   Recovery   Act"  means  the   Resource
Conservation and Recovery Act, 42 U.S.C. Section 690, et seq.

         "Responsible Officer" means, relative to any event or condition (x) affecting or otherwise relating to the Parent or the Borrower, an officer or employee thereof who in the ordinary course of business has or exercises responsibility for events and conditions similar to such event or condition and
(y) affecting or otherwise relating to any Lender, a senior officer (such as, for example, senior vice president) who in the ordinary course of business has and exercises responsibility for events and conditions similar to such event or condition and who has customer relationship responsibility for the Parent or the Borrower.


Exhibit 10(f)-Schedule 1             Page 15

         "Reverse Repos" means an agreement providing for the transfer of funds against the delivery at a date certain (not later than one year after such transfer) or on demand of, or a short term loan having a maturity of less than one year secured by, certificates of deposit, eligible bankers' acceptances or securities that are direct unconditional obligations of, or that are fully guaranteed as to principal and interest by, the United States of America or any agency thereof or a State or other political subdivision thereof and such other securities as may be accepted for transfer by a reputable counterparty or acceptable collateral for a loan by a financial institution.

         "S&P" means Standard & Poor's Corporation.

         "Senior Credit Facilities" means, collectively, this agreement and the $400,000,000 Senior Credit Facility.

         "Senior Debt Rating" means, on any date, without regard to credit enhancement (a) the senior debt rating actually or implicitly assigned to the Parent by Moody's and Standard & Poor's or (b) if no senior debt rating has been so assigned, it shall be presumed that Moody's has assigned a rating below Baa3 and that Standard & Poor's has assigned a rating below BBB-.

         "Significant Subsidiary" means, with respect to any Person, any Subsidiary of such Person which would be a "significant subsidiary" of such Person under Regulation S-X as in effect on the date hereof of the Securities and Exchange Commission if such Person were the registrant referred to therein and the references to "10 percent" in clauses (1) and (2) of the definition thereof were to 3 percent and to "10 percent" in clause (3) of such definition were to 5 percent.

         "Stated Maturity Date" is defined in Section 2.7.1(b).

         "Subsidiary" means, with respect to any Person, any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person or otherwise, directly or indirectly, controlled by such Person, by such Person and one or more other Subsidiaries of such Person or by one or more other Subsidiaries of such Person and includes any similar entity (other than a corporation) so owned or controlled.

         For purposes of this definition of "Subsidiary", a Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.


Exhibit 10(f)-Schedule 1             Page 16

         "Swing Borrowing" means Swing Loans made by the Administrative Agent on the same Business Day pursuant to the same Swing Borrowing Request.

         "Swing Borrowing Request" means a loan request and certificate, duly completed and executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit C-3.

         "Swing Line" is defined in Section 2.5(a).

         "Swing Line Commitment" is defined in Section 2.5(a).

         "Swing Line Lender" means Bank of America.

         "Swing Loan" is defined in Section 2.5(a).

         "Syndication Agent" is defined in the preamble.

         "Taxes" is defined in Section 4.6.

         "Total Capital" means, on any date, the sum of (x) the consolidated Funded Debt plus (y) the Net Worth on such date plus, without duplication, (z) the aggregate outstanding face amount of the Guaranteed Preferred Securities.

         "Total Commitment Amount" means, on any date, $600,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.

         "Transferee" is defined in Section 10.12.

         "Trusts"  is  defined  in  the  definition  of  "Guaranteed   Preferred
Securities".

         "type" means, relative to any Contract Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a Eurodollar Rate Loan.

         "United States" or "U.S." means the United States of America, its fifty States and the District of Columbia.

         "Utilization Fee Rate" means, at any time, the applicable rate (expressed in basis points) set forth in the table below based on the Parent's then Senior Debt Rating:


Exhibit 10(f)-Schedule 1             Page 17

         Senior Debt Rating
         ------------------

         Moody's           S&P                       Rate
         -------           ---                       ----
         A2 or higher      A or higher               10.0
         A3                A-                        10.0
         Baa1              BBB+                      12.5
         Baa2              BBB                       12.5
         Baa3              BBB-                      12.5
         Below Baa3        Below BBB-                25.0

         ; provided that, for purposes of determining such rate, if Moody's and S&P have split Senior Debt Ratings with a difference of only one rating tier, the higher Senior Debt Rating shall be determinative and the lower Senior Debt Rating shall be disregarded; and provided, further, if Moody's and S&P have split Senior Debt Ratings with a difference of more than one rating tier, one rating tier below the higher Senior Debt Rating will be determinative and both Senior Debt Ratings will be disregarded.

         "Welfare  Plan"  means a  "welfare  plan",  as such term is  defined in section 3(1) of ERISA.









Exhibit 10(f)-Schedule 1             Page 18

                                                                     SCHEDULE II


                               DISCLOSURE SCHEDULE
                               -------------------


ITEM 5.1.5/6.6 Potential MACs.
------------------------------


ITEM 6.2 Potential Contravention.
---------------------------------


ITEM 6.7 Litigation.
--------------------


ITEM 6.8 Existing Subsidiaries.
-------------------------------


ITEM 6.12 Employee Benefit Plans.
---------------------------------


ITEM 6.13 Environmental Matters.
--------------------------------


ITEM 7.2.1(b) Ongoing Indebtedness.
-----------------------------------


ITEM 7.2.1(c) Indebtedness to be Paid.
--------------------------------------



ITEM 7.2.2(b) Existing Liens.
-----------------------------





Exhibit 10(f) - Schedule II           Page 1

                                                                    SCHEDULE III

                      Lenders, Commitments and Percentages
                      ------------------------------------
Lender                                      Commitment                Percentage
------                                      ----------                ----------

Bank of America                             $62,500,000                10.4167%
 National Trust and
 Savings Association

The Chase Manhattan Bank                    $62,500,000                10.4167%

Wachovia Bank, N.A.                         $57,500,000                9.5832%

ABN-AMRO Bank, N.V.                         $45,000,000                7.5000%
  Los Angeles

Bank of Montreal                            $45,000,000                7.5000%

First Union National Bank                   $45,000,000                7.5000%

Banca Nazionale del Lavoro                  $22,500,000                3.7500%

Banco Popular de Puerto Rico                $22,500,000                3.7500%

Bank of Hawaii                              $22,500,000                3.7500%

The Bank of New York                        $22,500,000                3.7500%

The Bank of Nova Scotia                     $22,500,000                3.7500%

Fleet National Bank                         $22,500,000                3.7500%

Mellon Bank, N.A.                           $22,500,000                3.7500%

National City Bank                          $22,500,000                3.7500%

The Northern Trust Company                  $22,500,000                3.7500%

SunTrust Bank,                              $22,500,000                3.7500%
 Central Florida, N.A.

Wells Fargo Bank, N.A.                      $22,500,000                3.7500%

Fifth Third Bank                            $15,000,000                2.5000%

Banca di Roma                               $10,000,000                1.6667%

Via Bank                                    $10,000,000                1.6667%
                                            -----------                -------

                                            $600,000,000               100%


Exhibit 10(f) - Schedule III          Page 1

                                                                     EXHIBIT A-1


                                  CONTRACT NOTE


$_____________                                                    April 23, 1999


         FOR VALUE RECEIVED, the undersigned, BERGEN BRUNSWIG DRUG COMPANY, a California corporation and BERGEN BRUNSWIG CORPORATION, a New Jersey corporation (collectively, the "Borrowers"), jointly and severally promise to pay to the order of ____________________ (the "Lender") at the offices of BANK OF AMERICA
NATIONAL TRUST AND SAVINGS ASSOCIATION, as administrative agent (the "Administrative Agent") for the financial institutions as are or may become parties to the Credit Agreement hereinafter referred to (collectively, the "Lenders"), the principal sum of __________________________ ($____________) or,
if less, the aggregate unpaid principal amount of all Contract Loans made by the Lender pursuant to that certain Credit Agreement, dated as of April 23, 1999, as amended (together with all further amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Borrowers, the Lenders, the Administrative Agent, Chase Securities Inc., as Syndication Agent, and Wachovia Bank, N.A., as Documentation Agent, payable in full on the Final Maturity Date.

         The Borrowers also promise to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

         Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

         This Note is one of the Contract Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a statement of the terms and conditions on which the Borrowers are permitted and required to make prepayments and repayments of principal of the Contract Loans evidenced by this Note and on which such Loans may be declared to be or may become immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

         All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.



Exhibit 10(f)                   Exhibit A - Page 1

         THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                            BERGEN BRUNSWIG DRUG COMPANY



                                            By
                                              Title:


                                            BERGEN BRUNSWIG CORPORATION


                                            By
                                              Title:















Exhibit 10(f)                   Exhibit A - Page 2


                                                                                            EXHIBIT A-1

                               CONTRACT LOANS AND PRINCIPAL PAYMENTS



||
=========================================================================================================
          of Contract                              Amount of         Unpaid
          Loan Made                                Principal Repaid  Principal Balance
          ---------------                          ----------------  -----------------
Date      Base Eurodollar  Interest Period  (if    Base  Eurodollar  Base  Eurodollar    Total   Notation
----      Rate    Rate     applicable)             Rate  Rate        Rate  Rate                  Made By
          ----    ----     ----------              ----  ----        ----  ----          -----   -------

--------- ---------------  ----------------------- ----------------- ----------------- -------- ---------

--------- ---------------  ----------------------- ----------------- ----------------- -------- ---------

--------- ---------------  ----------------------- ----------------- ----------------- -------- ---------

--------- ---------------  ----------------------- ----------------- ----------------- -------- ---------

--------- ---------------  ----------------------- ----------------- ----------------- -------- ---------

--------- ---------------  ----------------------- ----------------- ----------------- -------- ---------

--------- ---------------  ----------------------- ----------------- ----------------- -------- ---------

--------- ---------------  ----------------------- ----------------- ----------------- -------- ---------

--------- ---------------  ----------------------- ----------------- ----------------- -------- ---------

--------- ---------------  ----------------------- ----------------- ----------------- -------- ---------

--------- ---------------  ----------------------- ----------------- ----------------- -------- ---------

--------- ---------------  ----------------------- ----------------- ----------------- -------- ---------

--------- ---------------  ----------------------- ----------------- ----------------- -------- ---------




Exhibit 10(f)                               Exhibit A - Page 3

                                                                     EXHIBIT A-2


                                    BID NOTE


                                                                  April 23, 1999


               FOR VALUE RECEIVED, the undersigned, BERGEN BRUNSWIG DRUG COMPANY, a California corporation and BERGEN BRUNSWIG CORPORATION, a New Jersey corporation (collectively, the "Borrowers"), jointly and severally promise to pay to the order of _____________________ (the "Lender") at the offices of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as administrative agent (the "Administrative Agent") for the financial institutions as are or may become parties to the Credit Agreement hereinafter referred to (collectively, the "Lenders"), the aggregate unpaid principal amount of all Bid Loans made by the Lender pursuant to that certain Credit Agreement, dated as of April 23, 1999, as amended (together with all further amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Borrowers, the Lenders, the Administrative Agent, Chase Securities inc., as Syndication Agent, and Wachovia Bank, N.A., as Documentation Agent, payable in full on the Final Maturity Date.

               The Borrowers also promise to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified or otherwise provided in the Credit Agreement.

               Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

               This Note is one of the Bid Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a statement of the terms and conditions on which the Borrowers are permitted and required to make prepayments and repayments of principal of the Bid Loans evidenced by this Note and on which such Loans may be declared to be or may become immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

               All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.



Exhibit 10(f)                   Exhibit A - Page 4

               THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                                  BERGEN BRUNSWIG DRUG COMPANY



                                                  By
                                                    Title:


                                                  BERGEN BRUNSWIG CORPORATION


                                                  By
                                                    Title:









Exhibit 10(f)                   Exhibit A - Page 5




                                                                                                 EXHIBIT A-2


                              BID LOANS AND PRINCIPAL PAYMENTS
=============================================================================================================

||

          Amount of         Stated Maturity Amount of         Unpaid                        Notation
Date      Bid Loan Made     Date            Principal Repaid  Principal Balance Total       Made By
----      -------------     ----            ----------------  ----------------- -----       --------

--------- ----------------- --------------- ----------------- ----------------- ----------- -----------------

--------- ----------------- --------------- ----------------- ----------------- ----------- -----------------

--------- ----------------- --------------- ----------------- ----------------- ----------- -----------------

--------- ----------------- --------------- ----------------- ----------------- ----------- -----------------

--------- ----------------- --------------- ----------------- ----------------- ----------- -----------------

--------- ----------------- --------------- ----------------- ----------------- ----------- -----------------

--------- ----------------- --------------- ----------------- ----------------- ----------- -----------------

--------- ----------------- --------------- ----------------- ----------------- ----------- -----------------

--------- ----------------- --------------- ----------------- ----------------- ----------- -----------------

--------- ----------------- --------------- ----------------- ----------------- ----------- -----------------

--------- ----------------- --------------- ----------------- ----------------- ----------- -----------------
||



Exhibit 10(f)                               Exhibit A - Page 6

                                                                     EXHIBIT A-3


                                   SWING NOTE


      $50,000,000                                                 April 23, 1999


               FOR VALUE RECEIVED, the undersigned, BERGEN BRUNSWIG DRUG COMPANY, a California corporation and BERGEN BRUNSWIG CORPORATION, a New Jersey corporation (collectively, the "Borrowers"), jointly and severally promise to pay to the order of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as administrative agent (the "Administrative Agent") for the Swing Line Lender under the Credit Agreement hereinafter referred to (collectively, the "Lenders"), the principal sum of FIFTY MILLION DOLLARS ($50,000,000) or, if less, the aggregate unpaid principal amount of all Swing Loans made by the Administrative Agent pursuant to that certain Credit Agreement, dated as of April 23, 1999, as amended prior to the date hereof (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Borrowers, the Lenders, the Administrative Agent, Chase Securities Inc., as Syndication Agent, and Wachovia Bank, N.A., as Documentation Agent, payable in full on the Commitment Termination Date or demand, whichever is earlier.

               The Borrowers also promise to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

               Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

               This Note is the Swing Note referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a statement of the terms and conditions on which the Borrowers are permitted and required to make prepayments and repayments of principal of the Swing Loans evidenced by this Note and on which such Loans may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.


Exhibit 10(f)                   Exhibit A - Page 7

               All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

           THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                             BERGEN BRUNSWIG DRUG COMPANY


                                             By___________________________
                                             Title:


                                             BERGEN BRUNSWIG CORPORATION


                                             By___________________________
                                             Title:














Exhibit 10(f)                   Exhibit A - Page 8




                       SWING LOANS AND PRINCIPAL PAYMENTS

================================================================================
||
           Amount       Amount of    Unpaid
           of Swing     Principal    Principal                  Notation
Date       Loan Made    Rapaid       Balance       Total        Made By
----       ---------    ---------    ---------     -----------  ---------

---------- ------------ ------------ ------------- ------------ ----------------

---------- ------------ ------------ ------------- ------------ ----------------

---------- ------------ ------------ ------------- ------------ ----------------

---------- ------------ ------------ ------------- ------------ ----------------

---------- ------------ ------------ ------------- ------------ ----------------

---------- ------------ ------------ ------------- ------------ ----------------

---------- ------------ ------------ ------------- ------------ ----------------

---------- ------------ ------------ ------------- ------------ ----------------

---------- ------------ ------------ ------------- ------------ ----------------

---------- ------------ ------------ ------------- ------------ ----------------

---------- ------------ ------------ ------------- ------------ ----------------
||






Exhibit 10(f)                   Exhibit A - Page 9

                                                                     EXHIBIT B-1


                              BID BORROWING REQUEST




BANK OF AMERICA NATIONAL TRUST
  AND SAVINGS ASSOCIATION, as Administrative Agent
Global Agency #5596
1455 Market Street
12th Floor
San Francisco, California  94103

Facsimile:  (415) 622-4894

Telephone:  (415) 622-____


          BERGEN BRUNSWIG DRUG COMPANY AND BERGEN BRUNSWIG CORPORATION
          ------------------------------------------------------------


Ladies/Gentlemen:

         This Bid  Borrowing  Request is  delivered  to you  pursuant to Section
2.7.1 of the Credit Agreement, dated as of April 23, 1999 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), among Bergen Brunswig Drug Company, a California corporation and Bergen Brunswig Corporation, a New jersey corporation (collectively, the "Borrowers"), the Lenders party thereto, Bank of America National Trust and Savings Association, as Administrative Agent, Chase Securities Inc., as Syndication Agent, and Wachovia Bank, N.A., as Documentation Agent. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

         The Borrowers hereby propose that a Bid Borrowing be made on the following terms:

A.       1.       Stated Maturity Date:1/              ________________________.

         2.       Date of Bid Borrowing:2/             ________________________.

----------------

1/ No earlier than seven days after the date of the Bid Borrowing requested herein, and no later than the earlier of (x) the date which is 270 days after the date of such Bid Borrowing and (y) the Commitment Termination Date.

2/ A Business Day at least 1 Business Day after the delivery (including by facsimile) of this Bid Borrowing Request.




Exhibit 10(f)                   Exhibit B - Page 1

         3.       Amount of Bid Borrowing:3/ ________________________.



B.       [Repeat as necessary.]

         The Borrowers have caused this Bid Borrowing Request to be executed and delivered by their duly Authorized Officers this _____ day of _______________, 19__.

                                            BERGEN BRUNSWIG DRUG COMPANY



                                            By_________________________________
                                              Title:



                                            BERGEN BRUNSWIG CORPORATION



                                            By_________________________________
                                              Title:




3/ A minimum aggregate principal amount of $10,000,000 and an integral multiple of $5,000,000.




Exhibit 10(f)                   Exhibit B - Page 2

                                                                     EXHIBIT B-2


                                    BID OFFER



                                                           _______________, 19__




BANK OF AMERICA NATIONAL TRUST
  AND SAVINGS ASSOCIATION, as Administrative Agent
Global Agency #5596
1455 Market Street
12th Floor
San Francisco, California  94103

Facsimile:  (415) 622-4894

Telephone:  (415) 622-____


          BERGEN BRUNSWIG DRUG COMPANY AND BERGEN BRUNSWIG CORPORATION
          ------------------------------------------------------------


Ladies/Gentlemen:

         This Bid Offer is delivered to you as Administrative  Agent pursuant to
Section 2.7.2 of the Credit Agreement, dated as of April 23, 1999 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), among Bergen Brunswig Drug Company, a California corporation and Bergen Brunswig Corporation, a New Jersey corporation (collectively, the "Borrowers"), the Lenders parties thereto, Bank of America National Trust and Savings Association, as Administrative Agent, Chase Securities Inc., as Syndication Agent, and Wachovia Bank, N.A., as Documentation Agent. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

         The undersigned Lender hereby makes a Bid Offer, in response to the Bid Borrowing Request made by the Borrowers on [_______________, 19__], on the following terms:

A.       Bid Loan with Stated Maturity Date:             ______________________.

                           Amount                             Rate per annum1/

----------------------
1/       Expressed to the nearest 1/10,000 of 1%.




Exhibit 10(f)                   Exhibit B - Page 3

                  1.       $___________ at           _____% p.a.

                  2.       $___________ at           _____% p.a.

                  3.       $___________ at           _____% p.a.

B.       [Repeat as necessary.]


                                            [NAME OF LENDER]



                                            By_________________________________
                                              Name:
                                              Title:




















Exhibit 10(f)                   Exhibit B - Page 4

                                                                     EXHIBIT B-3


                               BID ACKNOWLEDGMENT




BANK OF AMERICA NATIONAL TRUST
  AND SAVINGS ASSOCIATION, as Administrative Agent
Global Agency #5596
1455 Market Street
12th Floor
San Francisco, California  94103

Facsimile:  (415) 622-4894

Telephone:  (415) 622-____


          BERGEN BRUNSWIG DRUG COMPANY AND BERGEN BRUNSWIG CORPORATION
          ------------------------------------------------------------


Ladies/Gentlemen:

         This Bid Acknowledgment is delivered to you pursuant to Section 2.7.4 of the Credit Agreement, dated as of April 23, 1999 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), among Bergen Brunswig Drug Company, a California corporation and Bergen Brunswig Corporation, a New Jersey corporation (collectively, the "Borrowers"), the Lenders party thereto, Bank of America National Trust and Savings Association, as Administrative Agent, Chase Securities Inc., as Syndication Agent, and Wachovia Bank, N.A., as Documentation Agent. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

         The  Borrowers   hereby  accept  the  following  Bid  Offer(s),   dated
_______________,  19__, for the Bid Borrowing to take place on  _______________,
19__, on the following terms:

A.       [Lender]

         1.       Principal Amount
                  of Bid Loan                        $___________________

         2.       Stated Maturity Date               ______________, 19__

         3.       Amount of, and    Bid Rate
                  for, each Bid Loan                 $______ at ___% p.a.
                                                     $______ at ___% p.a.
                                                     $______ at ___% p.a.
                                                     $______ at ___% p.a.




Exhibit 10(f)                   Exhibit B - Page 5

B.       [Lender]

         1.       Principal Amount
                  of Bid Loan                        $___________________

         2.       Stated Maturity Date               ______________, 19__

         3.       Amount of, and Bid Rate
                  for, each Bid Loan                 $______ at ___% p.a.
                                                     $______ at ___% p.a.
                                                     $______ at ___% p.a.
                                                     $______ at ___% p.a.

C.       [Repeat as necessary.]

         The Borrowers hereby confirm to each Lender that the Bid Offer(s) received by the Borrowers in connection with the above-described Bid Borrowing Request was(were) accepted or rejected in accordance with the terms and provisions of Section 2.7.3 of the Credit Agreement.

         The Borrowers hereby certify and warrant that on the date hereof and on the date of the Bid Borrowing comprising the Bid Offers accepted hereby (after giving effect to such Borrowing, but without, if any Default of the type referred to in Section 8.1.5 of the Credit Agreement with respect to any other Indebtedness shall have occurred with respect to any other Indebtedness, giving effect to the application, directly or indirectly, of the proceeds thereof, unless the proceeds of such Borrowing are applied to pay such other Indebtedness in full):

                  (a) the representations and warranties set forth in Article VI of the Credit Agreement are and will be true and correct in all material respects as if then made;

                  (b) no Default has occurred and is continuing or will have occurred and be continuing;

                  (c) the aggregate amount of the requested Bid Borrowing and all other Loans outstanding on the date of the requested Bid Borrowing does not and will not exceed the Total Commitment Amount.

         The Borrowers agree that if, prior to the time of the Bid Borrowing comprising the Bid Offers accepted hereby, any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Administrative Agent. Except to the extent, if any, that prior to the time of such Bid Borrowing the Administrative Agent shall receive written


Exhibit 10(f)                   Exhibit B - Page 6
notice to the contrary from the Borrowers, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Borrowing as if then made.

         Please wire transfer the proceeds of the Contract Borrowing requested hereby to the accounts of the following persons at the financial institutions indicated respectively:

Amount to be                              Person to be Paid
Transferred                         Name             Account No.
-----------                         ----             -----------


$----------                         ------------     ------------


$----------                         ------------     ------------


Balance of                          The Borrower     ____________
such proceeds

         The Borrowers have caused this Bid Acknowledgment to be executed and delivered, and the certification and warranties contained herein to be made, by their duly Authorized Officers this _____ day of _______________, 19__.

                                            BERGEN BRUNSWIG DRUG COMPANY



                                            By_________________________________
                                              Title:


                                            BERGEN BRUNSWIG CORPORATION



                                            By_________________________________
                                              Title:






Exhibit 10(f)                   Exhibit B - Page 7

                                                                     EXHIBIT C-1


                           CONTRACT BORROWING REQUEST




BANK OF AMERICA NATIONAL TRUST
  AND SAVINGS ASSOCIATION, as Administrative Agent
Global Agency #5596
1455 Market Street
12th Floor
San Francisco, California  94103

Facsimile:  (415) 622-4894

Telephone:  (415) 622-____



          BERGEN BRUNSWIG DRUG COMPANY AND BERGEN BRUNSWIG CORPORATION
          ------------------------------------------------------------


Ladies/Gentlemen:

         This Borrowing Request is delivered to you pursuant to Section 2.3 of the Credit Agreement, dated as of April 23, 1999 (together with all amendments and other modifications, if any, from time to time made thereto, the "Credit Agreement"), among Bergen Brunswig Drug Company, a California corporation and Bergen Brunswig Corporation, a New Jersey corporation (collectively, the "Borrowers"), certain financial institutions, Bank of America National Trust and Savings Association, as administrative agent (the "Administrative Agent"), Chase Securities Inc., as Syndication Agent, and Wachovia Bank, N.A., as Documentation Agent. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

         The Borrowers hereby request that a Contract Borrowing of Contract Loans be made in the aggregate principal amount of $__________ on _______________, 19__ as [Eurodollar Rate Loans having an Interest Period of
_____ months] [Base Rate Loans].

         The Borrowers hereby acknowledge that, pursuant to Section 5.3 of the Credit Agreement, each of the delivery of this Contract Borrowing Request and the acceptance by the Borrowers of the proceeds of the Contract Loans requested hereby constitute representations and warranties by the Borrowers that, on the date of such Contract Loans, and immediately before and after giving effect thereto and to the application of the proceeds therefrom, all statements set


Exhibit 10(f)                   Exhibit C - Page 1
forth in Section 5.2.1 are true and correct in all material respects.

         The Borrowers agree that if, prior to the time of the Borrowing requested hereby, any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Administrative Agent. Except to the extent, if any, that prior to the time of the Contract Borrowing requested hereby the Administrative Agent shall receive written notice to the contrary from the Borrowers, each matter certified to herein shall be deemed once again to be certified as true and correct on the date of such Borrowing as if then made.

Please wire transfer the proceeds of the Contract Borrowing requested hereby to the accounts of the following persons at the financial institutions indicated respectively:

Amount to be                              Person to be Paid
Transferred                         Name             Account No.
-----------                         ----             -----------


$----------                         ------------     ------------


$----------                         ------------     ------------


Balance of                          The Borrowers    ____________
such proceeds

         The Borrowers have caused this Borrowing Request to be executed and delivered, and the certification and warranties contained herein to be made, by their duly Authorized Officers this _____ day of _______________, 19__.

                                         BERGEN BRUNSWIG DRUG COMPANY



                                         By___________________________________
                                           Title:



                                         BERGEN BRUNSWIG CORPORATION



                                         By___________________________________
                                           Title:








Exhibit 10(f)                   Exhibit C - Page 2

                                                                     EXHIBIT C-2


                     CONTRACT CONTINUATION/CONVERSION NOTICE




BANK OF AMERICA NATIONAL TRUST
  AND SAVINGS ASSOCIATION, as Administrative Agent
Global Agency #5596
1455 Market Street
12th Floor
San Francisco, California  94103

Facsimile:  (415) 622-4894

Telephone:  (415) 622-____


          BERGEN BRUNSWIG DRUG COMPANY AND BERGEN BRUNSWIG CORPORATION
          ------------------------------------------------------------


Ladies/Gentlemen:

         This Contract Continuation/Conversion Notice is delivered to you pursuant to Section 2.4 of the Credit Agreement, dated as of April 23, 1999 (together with all amendments and other modifications, if any, from time to time made thereto, the "Credit Agreement"), among Bergen Brunswig Drug Company, a California corporation and Bergen Brunswig Corporation, a New Jersey corporation (the "Borrowers), certain financial institutions, Bank of America National Trust and Savings Association, as administrative agent (the "Administrative Agent"),
Chase Securities Inc., as Syndication Agent, and Wachovia Bank, N.A., as Documentation Agent. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

         The Borrowers hereby request that on _______________, 19__,

         (1) $__________ of the presently outstanding principal amount of the Contract Loans originally made on _______________, 19__,

         (2) all presently outstanding Contract Loans being maintained as [Base Rate Loans] [Eurodollar Rate Loans],

         (3) be [converted into] [continued as],

         (4) [Eurodollar Rate Loans having an Interest Period of _____ months] [Base Rate Loans].


Exhibit 10(f)                   Exhibit C - Page 3

         The Borrowers hereby acknowledge that, pursuant to Section 5.3 of the Credit Agreement, the delivery of this Contract Continuation/Conversion Notice constitutes a representations and warranties by the Borrowers that, on the date of such Conversion/Continuation, and before and after giving effect thereto, all statements set forth in Section 5.2.1 are true and correct in all material respects.

         The Borrowers agree that if, prior to the time of the Conversion/Continuation requested hereby, any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Administrative Agent. Except to the extent, if any, that prior to the time of the Borrowing requested hereby the Administrative Agent shall receive written notice to the contrary from the Borrowers, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Borrowing as if then made.

         The Borrowers have caused this Contract Continuation/Conversion Notice to be executed and delivered, and the certification and warranties contained herein to be made, by their Authorized Officers this _____ day of _______________, 19__.

                                       BERGEN BRUNSWIG DRUG COMPANY



                                       By___________________________________
                                         Title:


                                       BERGEN BRUNSWIG CORPORATION



                                       By___________________________________
                                         Title:




Exhibit 10(f)                   Exhibit C - Page 4

                                                                       EXHIBIT D


                                    GUARANTY


         THIS GUARANTY (this "Guaranty"), dated as of ________, ____, made by ________________, a ______________ (the "Guarantor"), in favor of BANK OF
AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association ("BankAmerica"), as administrative agent (in such capacity, the "Administrative Agent"), for the Lenders (hereinafter defined),

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Credit Agreement, dated as of April 23, 1999 (together with all amendments and other modifications, if any, from time to time made thereto, the "Credit Agreement"), among Bergen Brunswig Drug Company, a California corporation and Bergen Brunswig Corporation, a New Jersey corporation (the "Borrowers), certain financial institutions which are, or may become, parties thereto (the "Lenders"), Bank of America National Trust and Savings Association, as administrative agent (the "Administrative Agent"), Chase Securities Inc., as Syndication Agent, and Wachovia Bank, N.A., as Documentation Agent, the Lenders have extended their respective Commitments (this and other capitalized terms used but not otherwise defined herein having the same respective meanings as are ascribed to them in the Credit Agreement) to make Loans to the Borrowers; and

         WHEREAS, Guarantor has duly authorized the execution, delivery and performance of this Guaranty; and

         WHEREAS, it is in the best interests of Guarantor to execute this Guaranty inasmuch as Guarantor will derive substantial direct and indirect benefits from the Loans made from time to time to the Borrowers by the Lenders pursuant to the Credit Agreement;

         NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders to make the Loans to the Borrowers pursuant to the Credit Agreement, Guarantor agrees, for the benefit of the Lenders and the Administrative Agent as follows,


                                    ARTICLE I
                                   DEFINITIONS

         SECTION I.1. Certain Terms. The following terms (whether or not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):



Exhibit 10(f)                   Exhibit D - Page 1

         "Administrative Agent" is defined in the preamble.

         "Borrowers" is defined in the first recital.

         "Credit Agreement" is defined in the first recital.

         "Guaranteed Obligations" is defined in Section 2.1.

         "Guaranty" is defined in the preamble.

         "Lenders" is defined in the first recital.

         "Guarantor" is defined in the first recital.

         SECTION I.2. Interpretation. This Guaranty is a Credit Document and, accordingly, shall be interpreted as provided in the Credit Agreement, including
Section 1.2 thereof.


                                   ARTICLE II
                               GUARANTY PROVISIONS

         SECTION II.1. Guaranty. Guarantor hereby absolutely, unconditionally and irrevocably (all of the following guaranteed and indemnified obligations being collectively called the "Guaranteed Obligations")

                  (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, and due and punctual performance of all Obligations of the Borrowers now or hereafter existing, whether for principal, interest, fees, expenses or otherwise, and all other obligations of the Borrowers to the Administrative Agent and the Lenders, howsoever created, arising or evidenced under the Credit Agreement, the Notes and each other Credit Document to which the Borrowers are a party, whether direct or indirect, absolute or contingent or now or hereafter existing or due or to become due (including in all cases all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. 362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. 502(b) and 506(b)), and

                  (b) indemnifies and holds harmless the Administrative Agent and the Lenders and each holder of the Note from and against any and all costs and expenses (including reasonable attorney's fees and expenses) incurred by the Administrative Agent or any Lender or such holder, as the case may be, in enforcing any rights under this Guaranty.

         SECTION II.2. Acceleration of Guaranty. Guarantor agrees that, in the event of the dissolution or insolvency of the either of the Borrowers or


Exhibit 10(f)                   Exhibit D - Page 2

Guarantor, or the inability or failure of the Borrowers or Guarantor to pay debts as they become due, or an assignment by the Borrowers or Guarantor for the benefit of creditors, or the commencement of any case or proceeding in respect of the Borrowers or Guarantor under any bankruptcy, insolvency or similar laws, and if such event shall occur at a time when any of the Guaranteed Obligations may not then be due and payable, Guarantor will pay to the Administrative Agent forthwith the full amount which would be payable hereunder by Guarantor if all such Guaranteed Obligations were then due and payable.

         SECTION II.3. Guaranty Absolute, etc. This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty, and shall remain in full force and effect until all Guaranteed Obligations have been paid and otherwise performed in full, all obligations of Guarantor hereunder shall have been paid in full and the Commitments shall have terminated. Guarantor guarantees that the Guaranteed Obligations will be paid and otherwise performed strictly in accordance with the terms of the Credit Agreement and each other Credit Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent and the Lenders or any holder of any Note with respect thereto. The liability of Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

                  (a) any lack of validity, legality or enforceability of the Credit Agreement, any Note or any other Credit Document;

                  (b) the failure of the Administrative Agent or any Lender or any holder of any Note

                            (i) to assert any claim or demand or to enforce  any
                  right or remedy against the Borrowers or any other Person (including any other guarantor) under the provisions of the Credit Agreement, any Note, any other Credit Document or otherwise, or

                           (ii) to  exercise  any  right or remedy  against  any
other guarantor of, or collateral securing, any Guaranteed Obligations;

                  (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other extension, compromise or renewal of any Guaranteed Obligation;

                  (d) any reduction, limitation, impairment or termination of any Guaranteed Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence


Exhibit 10(f)                   Exhibit D - Page 3
         affecting, any Guaranteed Obligations;

                  (e)  any   amendment   to,   rescission,   waiver,   or  other
         modification of, or any consent to departure from, any of the terms of the Credit Agreement, any Note or any other Credit Document;

                  (f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by the Administrative Agent or any Lender or any holder of any Note securing any of the Guaranteed Obligations; or

                  (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrowers, any surety or any guarantor.

         SECTION II.4. Reinstatement, etc. Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Guaranteed Obligations is rescinded or must otherwise be restored by the Administrative Agent or any Lender or any holder of any Note, upon the insolvency, bankruptcy or reorganization of either of the Borrowers or otherwise, as though such payment had not been made.

         SECTION II.5. Waiver, etc. Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Administrative Agent or any Lender or any holder of any Note protect, secure, perfect or insure any security interest or any property subject thereto, or exhaust any right or take any action against the Borrowers or any other Person (including any other guarantor) or entity or any collateral securing any Guaranteed Obligations.

         SECTION II.6. Subrogation, etc. Guarantor will not exercise any rights which it may acquire by reason of any payment made hereunder, whether by way of subrogation, reimbursement or otherwise, until the prior final payment, in full and in cash, of all Guaranteed Obligations. Any amount paid to Guarantor on account of any payment made hereunder prior to the final payment in full of all Guaranteed Obligations shall be held in trust for the benefit of the Administrative Agent and the Lenders and each holder of a Note and shall immediately be paid to the Administrative Agent and each holder of a Note and credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement (or other agreement(s) pursuant to which such Guaranteed Obligations are outstanding); provided that if




Exhibit 10(f)                   Exhibit D - Page 4

                  (a) Guarantor has made payment to the Administrative Agent and each holder of a Note of all or any part of the Guaranteed Obligations, and

                  (b) all Guaranteed Obligations have been paid in full and the Commitments and any other commitments of the Lenders to the Borrowers have been permanently terminated,

the Administrative Agent and each holder of a Note agrees that, at Guarantor's request, the Administrative Agent and such holder of a Note will execute and deliver to Guarantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to Guarantor of an interest in the Guaranteed Obligations resulting from such payment by Guarantor. In furtherance of the foregoing, for so long as any Guaranteed Obligations or Commitments remain outstanding, Guarantor shall refrain from taking any action or commencing any proceeding against the Borrowers (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Guaranty to the Administrative Agent or any holder of a Note.

         SECTION II.7. Successors, Transferees and Assigns; Transfers of Notes, etc. This Guaranty shall:

                  (a) be binding upon Guarantor, and its successors, transferees and assigns; provided that Guarantor may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and the Lenders; and

                  (b) inure to the benefit of and be enforceable by the Administrative Agent, each holder of any Note and each of their respective successors, transferees and assigns.


                                   ARTICLE III
                            MISCELLANEOUS PROVISIONS

         SECTION III.1. Amendments, etc. No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and the Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION III.2. Addresses for Notices to Guarantor. All notices and other communications hereunder to Guarantor shall be in writing (including facsimile communication) and mailed or sent or delivered to it to the address set forth below its signature hereto or to such other address as shall be designated by Guarantor in a written notice to the Administrative Agent and the


Exhibit 10(f)                   Exhibit D - Page 5

Lenders at their respective addresses specified in the Credit Agreement complying as to delivery with the terms of this Section 3.2. All such notices and other communications shall, when mailed or sent, respectively, be effective when deposited in the mails or sent by facsimile (if such transmittal is confirmed by telephone, in the case of facsimiles), respectively, addressed as aforesaid.

         SECTION III.3. No Waiver; Remedies. In addition to, and not in limitation of, Sections 2.3 and 2.5, no failure on the part of the Administrative Agent or any Lender or any holder of a Note to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION III.4. Section Captions. Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

         SECTION III.5. Setoff. In addition to, and not in limitation of, any rights of the Administrative Agent and each Lender or any holder of a Note under Applicable Law, the Administrative Agent, such Lender and each such holder shall, upon the occurrence of any Default described in any of clauses (a) through (e) of Section 8.1.8 of the Credit Agreement or any Event of Default, have the right to appropriate and apply to the payment of the obligations of Guarantor owing to it hereunder, whether or not then due, and Guarantor hereby grants to each of the Administrative Agent, each Lender and each such holder a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of Guarantor then or thereafter maintained, respectively, with the Administrative Agent, such Lender or such holder and any and all property of every kind or description of or in the name of Guarantor now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, the Administrative Agent, such Lender, such holder or any administrative agent or bailee for the Administrative Agent, such Lender or such holder.

         SECTION III.6. Severability. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.




Exhibit 10(f)                   Exhibit D - Page 6

         SECTION III.7. Governing Law, Entire Agreement, etc. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. THIS GUARANTY AND THE OTHER CREDIT DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

         SECTION III.8. Forum Selection And Consent To Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY OTHER CREDIT DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY LENDER OR GUARANTOR OR THE BORROWERS MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH PROPERTY MAY BE FOUND. GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. GUARANTOR FURTHER
IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK.
GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY.

         SECTION III.9. Waiver of Jury Trial. GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS, THE BORROWERS OR GUARANTOR. GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT AND THE LENDERS ENTERING INTO THE CREDIT AGREEMENT.




Exhibit 10(f)                   Exhibit D - Page 7

         IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                   GUARANTOR



                                   By___________________________________
                                     Title:

                                   Address:




                                   Telephone No.:
                                   Facsimile No.:

                                   Attention:
















Exhibit 10(f)                   Exhibit D - Page 8

                                                                       EXHIBIT E


                      MATTERS TO BE COVERED BY OPINIONS OF
                            COUNSEL TO THE BORROWERS


         1. Bergen Drug is a corporation duly organized, validly existing, and in good standing under the laws of the State of California, and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business makes such qualification necessary and where the failure to so qualify might have a Materially Adverse Effect. Bergen Drug has full power and authority to own and to hold under lease its property and to conduct its business substantially as presently conducted by it. Bergen Drug has full corporate power and authority (a) to execute, deliver, and perform its obligations under the Credit Agreement and the Notes, and (b) to obtain Loans as contemplated by the Credit Agreement.

         2. The Parent is a corporation duly organized, validly existing, and in good standing under the laws of the State of New Jersey, and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business makes such qualification necessary and where the failure to so qualify might have a Materially Adverse Effect. The Parent has full power and authority to own and to hold under lease its property and to conduct its business substantially as presently conducted by it. The Parent has full corporate power and authority (a) to execute, deliver, and perform its obligations under the Credit Agreement and the Note and (b) to obtain Loans as contemplated by the Credit Agreement.

         3. The execution, delivery, and performance by Bergen Drug of the Credit Agreement and the Notes have been duly authorized by all necessary corporate action and do not and will not contravene (i) Bergen Drug's Organic Documents, or (ii) any Applicable Law binding on or affecting Bergen Drug, or
(iii) to the best of our knowledge after due inquiry, any contractual restriction binding on or affecting Bergen Drug, and, to the best of our knowledge after due inquiry, do not and will not result in or create any Lien on or in any of Bergen Drug's properties.

         4. The execution, delivery, and performance by the Parent of the Credit Agreement and the Notes have been duly authorized by all necessary corporate action and do not and will not contravene (i) the Parent's Organic Documents, or
(ii) any Applicable Law binding on or affecting the Parent, or (iii) to the best of our knowledge after due inquiry, any contractual restriction binding on or affecting the Parent, and, to the best of our knowledge after due inquiry, do not and will not result in or create any Lien on or in any of the Parent's properties.

         5. To the best of counsel's knowledge after due inquiry, neither the Parent nor any Subsidiary is in default in the payment of (or the performance of


Exhibit 10(f)                   Exhibit E - Page 1
any obligation applicable to) any Indebtedness or in violation of any law or governmental regulation or court decree or order, which in any such case, could reasonably be expected to result in a Materially Adverse Effect.

         6. The Credit Agreement and the Notes have been duly executed and delivered by the Borrowers and each constitutes the legal, valid, and binding obligation of the Borrower, enforceable against the Borrowers in accordance with its respective terms, subject to bankruptcy, insolvency, and other similar laws relating to or affecting the enforceability of creditors' rights generally, and except as the enforceability thereof by way of specific performance or by other equitable remedies may be limited by general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law).

         7. To the best of counsel's knowledge after due inquiry, except as disclosed in writing to the Administrative Agent and the Lenders prior to the Effective Date, there is no pending or threatened action or proceeding affecting the Borrowers against the Borrowers or any of their Subsidiaries before any court, governmental agency, or arbitrator, or any development not so disclosed in any such action or proceeding, which could result in a Materially Adverse Effect or which relates to the Credit Agreement or the Notes or any transaction contemplated by either thereof.

         8. To the best of counsel's knowledge after due inquiry, except as disclosed in writing to the Administrative Agent and the Lenders prior to the date hereof, there is no pending or threatened action or proceeding affecting the Borrowers or any of their Subsidiaries before any court, governmental agency, or arbitrator, or any development not so disclosed in any such action or proceeding, which could result in a Materially Adverse Effect or which relates to the Credit Agreement or the Guaranty or any transaction contemplated by either thereof.

         9. Except for the [describe required approvals], no authorization or approval or other action by, and no notice to or filing with, any government authority or regulatory body is or will be required in connection with the execution, delivery, and performance by the Parent and Bergen Drug of the Credit Agreement and the other Credit Documents. The [required approvals] have been duly obtained and are final and non-appealable and in full force and effect on the date hereof.

         10. Neither the Parent nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, or a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935.



Exhibit 10(f)                   Exhibit E - Page 2

                                                                       EXHIBIT F


                              ASSIGNMENT AGREEMENT
           (Bergen Brunswig Drug Company/Bergen Brunswig Corporation)


         This Agreement, dated as of the date set forth in Item I (each reference to an "Item" herein shall be deemed to refer to such Item on Schedule I hereto), is made by the party named in Item II (the "Assignor") to the entity named in Item III (the "Assignee").

                              W I T N E S S E T H:

         The Assignor has entered into a Credit Agreement, dated as of April 23, 1999 (together with all amendments and other modifications, if any, from time to time made thereto, the "Credit Agreement"), among Bergen Brunswig Drug Company, a California corporation and Bergen Brunswig Corporation, a New Jersey corporation (the "Borrowers), certain financial institutions which are, or may become, parties thereto (the "Lenders"), Bank of America National Trust and Savings Association, as administrative agent (the "Administrative Agent"), Chase Securities Inc., as Syndication Agent, and Wachovia Bank, N.A., as Documentation Agent, under which the Assignor has agreed to make Contract Loans in the amount of up to the amount set forth in Item IV (such amount equals the original commitment of the Assignor and may have been, or may be, reduced or increased by other assignments by, or to, the Assignor, and will be reduced by the assignment under this Agreement) and the Bank Group has agreed to make Contract Loans in the amount of up to the amount set forth in Item V. Such Contract Loans are sometimes called the "Advances" or each "Advance" hereinafter. Unless the context clearly indicates otherwise, all other terms used in this Agreement shall have the meanings given them by, and shall be construed as set forth in, the Credit Agreement.

         In consideration of the premises and the mutual covenants contained herein, the Assignor and the Assignee hereby covenant and agree as follows:


1. Assignment and Assumption. Subject to the terms and conditions of this Agreement, the Assignor and the Assignee agree that:

                  (a) the Assignor hereby sells, transfers, assigns and delegates to the Assignee, in consideration of entry by the Assignee into this Agreement [and of payment by the Assignee to the Assignor of the amount set forth in Item VI]; and
                  (b) the Assignee hereby purchases, assumes and undertakes from the Assignor, without recourse and without representation or warranty (except as expressly provided in this Agreement)


Exhibit 10(f)                   Exhibit F - Page 1
a share equal to the percentage set forth in Item VII (expressed as a percentage of the aggregate Advances and Commitments of the Bank Group) of the Assignor's commitments, loans, rights, benefits, obligations, liabilities and indemnities under and in connection with the Credit Agreement and all of the Advances, including without limitation the right to receive payment of principal, and interest on such percentage of the Assignor's Advances, and the obligation to fund all future Advances in respect of such assignment, and to indemnify the Administrative Agent or any other party under the Credit Agreement and to pay all other amounts payable by a Bank (in such percentage of the aggregate obligations of the Bank Group) under or in connection with the Credit Agreement [(other than any such amounts payable in respect of a Bid Loan) but not including any fees except as otherwise agreed by the Assignor and the Assignee].

         The interest of the Assignor under the Credit Agreement (including the portion of the Assignor's Advances and all such commitments, loans, rights, benefits, obligations, liabilities and indemnities) which the Assignee purchases and assumes hereunder is hereinafter referred to as its "Assigned Share". The day upon which the Assignee shall make the payment described in the prior paragraph is hereinafter referred to as the "Funding Date". Upon completion of the assignment hereunder, the Assignor will have the revised share of the total Advances and Commitments of the Bank Group set forth in Item VIII.

         2. Future Payments. The Assignor shall notify the Administrative Agent to make all payments with respect to the Assigned Share after the Funding Date directly to the Assignee. The Assignor and Assignee agree and acknowledge that all payment of interest, commitment fees and other fees accrued up to, but not including, the Funding Date are the property of the Assignor, and not the Assignee. The Assignee shall, upon payment of any interest, commitment fees or other fees, remit to the Assignor all of such interest, commitment fees and other fees accrued up to, but not including, the Funding Date.

         3. No Warranty or Recourse. The sale, transfer, assignment and delegation of the Assigned Share is made without warranty or recourse against the Assignor of any kind, except that the Assignor warrants that it has not sold or otherwise transferred any other interest in the Assigned Share to any other party. The Assignor may, however, have sold and may hereafter sell Participations in, or may have assigned or may hereafter assign, portions of its interest in the Advances and the Credit Agreement that in the aggregate (together with the portion assigned hereby), do not exceed 100% of the Assignor's interest in the Advances and the Credit Agreement.

         4. Covenants and Warranties. To induce the other to enter into this Agreement, each of the Assignee and the Assignor warrants and covenants with respect to itself that:



Exhibit 10(f)                   Exhibit F - Page 2

                  (a) Existence. It is, in the case of the Assignee, a _______________ organized under the laws of _______________ and it is, in the case of the Assignor, a _______________ duly existing under the laws of _______________;

                  (b) Authority. It is duly authorized to execute, deliver and perform this Agreement;

                  (c) No Conflict. The execution, delivery and performance of this Agreement do not conflict with any provision of law or of the charter or by-laws (or equivalent constituent documents) of such party, or of any agreement binding upon it; and

                  (d) Valid and Binding. All acts, conditions and things required to be done and performed and to have occurred prior to the execution, delivery and performance of this Agreement, and to constitute the same the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, have been done and performed and have occurred in due and strict compliance with all applicable laws.

         5. Covenants and Warranties by the Assignee. To induce the Assignor to enter into this Agreement, the Assignee warrants and covenants that (a) it is purchasing and assuming the Assigned Share in the course of making loans in the ordinary course of its commercial lending business, and (b) it has, independently and without reliance upon the Assignor, and based upon such financial statements and other documents and information as it has deemed appropriate, made its own credit analysis and decision to engage in this purchase and transfer of the Assigned Share. The Assignee it acknowledges that the Assignor has not made and does not make any representations or warranties or assume any responsibility with respect to the validity, genuineness, enforceability or collectibility of the Advances, the Credit Agreement or any related instrument, document or agreement. The Assignee further warrants and covenants that it is an Eligible Assignee.

         6. Payments to the Assignor; Offices. All amounts payable to the Assignor in U.S. Dollars shall be paid by transfer of federal funds to the Assignor, ABA No. _______________, Account No. _______________, Attention:
_______________, Reference: Bergen Brunswig. The Assignee's initial Domestic Office and initial Eurodollar Office are set forth in Item IX.

         7. Other Transactions. The Assignee shall have no interest in any property in the Assignor's possession or control, or in any deposit held or other indebtedness owing by the Assignor, which may be or become collateral for or otherwise available for payment of the Advances by reason of the general description of secured obligations contained in any security agreement or other agreement or instrument held by the Assignor or by reason of the right of set-off, counterclaim or otherwise, except that if such interest is provided for


Exhibit 10(f)                   Exhibit F - Page 3
in provisions of the Credit Agreement regarding sharing of set-off, the Assignee shall have the same rights as any other lender that is a party to the Credit Agreement. The Assignor and its affiliates may accept deposits from, lend money to, act as trustee under indentures for and generally engage in any kind of business with the Borrower, and any person who may do business with or own securities of the Borrowers, or any of the Borrower's subsidiaries. The Assignee shall have no interest in any property taken as security for any other loans or any other credits extended to the Borrowers or any of its subsidiaries by the Assignor to the Borrowers.

         8. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Assignor and the Assignee.

         9. Expenses. In the event of any action to enforce the provisions of this Agreement against a party hereto, the prevailing party shall be entitled to recover all costs and expenses incurred in connection therewith including, without limitation, attorneys' fees and expenses, including allocable cost of in-house legal counsel and staff.

         10. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         11. Amendments, Changes and Modifications. This Agreement may not be amended, changed, modified, altered, or terminated except by an agreement in writing signed by the Assignor and the Assignee (or their permitted successors or assigns).

         12. Withholding Taxes. The Assignee (a) represents and warrants to the Assignor, the Administrative Agent and the Borrowers that under applicable law and treaties no tax will be required to be withheld by the Assignor with respect to any payments to be made to the Assignee hereunder, (b) agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or any State thereof) to the Assignor, the Administrative Agent and the Borrowers prior to the time that the Administrative Agent or Borrowers is required to make any payment of principal, interest or fees hereunder either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 (wherein the Assignee claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) and agrees to provide new Forms 4224 or 1001 upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by the Assignee, and (c) agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

         13.   Entire   Agreement.   This   Agreement   sets  forth  the  entire
understanding  of the parties[,  except for any side letter between the Assignor


Exhibit 10(f)                   Exhibit F - Page 4
and the Assignee with reference to fees or other items and] except for the consents contemplated hereby, and supersedes any and all prior agreements, arrangements, and understandings relating to the subject matter hereof. No representation, promise, inducement or statement of intent has been made by any party which is not embodied in this Agreement, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not expressly set forth herein.

         14. Counterparts. This Agreement may be executed by the Assignor and the Assignee in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on their behalf by their duly authorized officers as of the day and year first above written.

                                        [ASSIGNOR]



Address:                       By:  ______________________________
                                                 __________________(print name)
                                        Title:  ___________________________


















Exhibit 10(f)                   Exhibit F - Page 5

                                        [ASSIGNEE]


Address:                       By:  ______________________________
                                                 __________________(print name)
                                        Title:  ___________________________



[Consents required to become effective as provided in Section 10.11 of the Credit Agreement:



Consented to this _____ day of _______________, 19__.

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, as Administrative Agent



By:  ______________________________
         __________________(print name)
         Title:  ______________________


Consented to this _____ day of _______________, 19__.

BERGEN BRUNSWIG DRUG COMPANY, as Borrower



By:  ______________________________
         __________________(print name)
         Title:  ______________________


and by BERGEN BRUNSWIG CORPORATION, as Borrower



By:  ______________________________
         __________________(print name)
         Title:  ______________________]





Exhibit 10(f)                   Exhibit F - Page 6

                                   Schedule I
                                       to
                              Assignment Agreement


Item I:       Date of Assignment:

Item II:      Assigning Bank (the "Assignor"):

Item III:     Assignee (the "Assignee"):

Item IV:      Initial Total Commitment of the Assignor:

Item V:       Bank Group's Initial Total Commitment:

Item VI:      Payment to the Assignor on Funding Date:

Item VII:     Percentage Assigned:  __________%

              (Expressed as a percentage of the total aggregate Loans and Commitments of the Bank Group, carry out to 10 decimal places; [upon effectiveness of the Assignment as provided in the Credit Agreement, this will constitute the Assignee's "Percentage"])

Item VIII:    Revised Percentage of the Assignor:  __________%

              (carry  out  to 10  decimal  places[;  upon  effectiveness  of the
              Assignment  as  provided  in  the  Credit  Agreement,   this  will
              constitute the Assignor's "Percentage"])

Item IX:      Domestic Office:

                                ==============================
                                ----------, ----------  ------
                                Attention:  __________________
                                Telephone No.:  ______________
                                Facsimile No.:  ______________

              Eurodollar Office:

                                ==============================
                                ----------, ----------  ------
                                Attention:  __________________
                                Telephone No.:  ______________
                                Facsimile No.:  ______________


Exhibit 10(f)                   Schedule I

                                                                       EXHIBIT G

                                JOINDER AGREEMENT


         WHEREAS,  Bergen Brunswig Drug Company,  a California  corporation (the
"Bergen Drug") and Bergen Brunswig Corporation, a New Jersey corporation (the "Parent") entered into that certain Credit Agreement dated as of April 23, 1999,(as the same may at any time be amended or modified from time to time, the "Credit Agreement") with the Lenders party thereto (as defined in the Credit Agreement) Bank of America National Trust and Savings Association, a national banking association, as administrative agent (the "Administrative Agent"), Chase Securities Inc., as Syndication Agent, and Wachovia Bank, N.A., as Documentation Agent;

         WHEREAS,   the  Parent  has  acquired   PharMerica   Inc.,  a  Delaware
corporation ("PharMerica");

         WHEREAS, pursuant to Section 7.1.8 of the Credit Agreement, PharMerica desires to be added as a Borrower under the Credit Agreement;

         WHEREAS, the Administrative Agent and the Lenders have agreed to permit PharMerica to become a Borrower under the Credit Agreement by executing this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

         1. Unless otherwise specified herein, all capitalized terms used but not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement.

         2. Subject to the provisions of Section 3 hereof, PharMerica hereby unconditionally assumes and agrees to pay, perform and discharge all of the obligations as a Borrower under the Credit Agreement; and the parties hereto agree that, for all purposes of the Credit Agreement, PharMerica shall be deemed to be a Borrower. From and after the date hereof, all references in the Credit Agreement to the Borrowers shall be deemed to refer to each of the Parent, Bergen Drug and PharMerica. By their execution hereof, Bergen Drug and the Parent reaffirm that they shall at all times remain liable under the Credit Agreement to pay, perform and discharge all of their obligations as a Borrower thereunder.

         3. Notwithstanding anything to the contrary herein, until the PharMerica Subordinated Notes have been repaid and PharMerica's obligations under the PharMerica Indenture terminated, PharMerica's liability as a Borrower under the Senior Credit Facilities shall be limited to the maximum amount permitted to be borrowed by PharMerica under the PharMerica Indenture, but in no event less than $325,000,000. PharMerica's liability under the Senior Credit


Exhibit 10(f)                   Exhibit G - Page 5

Facilities shall be apportioned between such facilities based upon the aggregate outstanding Obligations thereunder. For example, if the outstandings under the Credit Agreement were $500,000,000, the outstandings under the $400,000,000 Senior Credit Facility were $250,000,000 and the maximum amount permitted to be borrowed by the terms of the PharMerica Indenture were $325,000,000, PharMerica's liability under the Credit Agreement would be equal to $216,666,667 (2/3 of $325,000,000) and PharMerica's liability under the $400,000,000 Senior Credit Facility would be equal to $108,333,333 (1/3 of $325,000,000).

         4. PharMerica hereby makes as to itself, for the benefit of the Administrative Agent and the Lenders, all of the representations and warranties made by a Borrower in the Credit Agreement, which representations and warranties are true and correct in all material respects as of the date hereof.

         5. This Agreement is governed by and construed under the internal laws of the State of New York without regard to principles of conflicts of law.






















Exhibit 10(f)                   Exhibit G - Page 2

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of ______________, 1999.

                                       PHARMERICA, INC.


                                       By:_______________________________
                                       Name: ____________________________
                                       Title:____________________________

                                       Address:

                                       Fax No.:
                                       Telephone:


                                       BERGEN BRUNSWIG DRUG COMPANY


                                       By:_______________________________
                                       Name: ____________________________
                                       Title:____________________________

                                       Address: 4000 Metropolitan Drive
                                                         Orange, CA 92668

                                       Fax No.:
                                       Telephone:


                                       BERGEN BRUNSWIG CORPORATION


                                       By:_______________________________
                                       Name: ____________________________
                                       Title:____________________________

                                       Address: 4000 Metropolitan Drive
                                                         Orange, CA 92668

                                       Fax No.:
                                       Telephone:





Exhibit 10(f)                   Exhibit G - Page 3

                                        BANK OF AMERICA NATIONAL
                                        TRUST AND SAVINGS ASSOCIATION,
                                        as Administrative Agent


                                        By:_______________________________
                                        Name: ____________________________
                                        Title:____________________________

                                        Address: 555 South Flower Street,
                                                          11th Floor
                                                          Los Angeles, CA 90071
                                        Fax No.:
                                        Telephone:














Exhibit 10(f)                   Exhibit G - Page 4